As filed with the Securities and Exchange Commission on January 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10405

Alpine Series Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Name and address of agent for service)

Copy to:
Rose DiMartino
Attorney at Law
Willkie Farr & Gallagher
787 7th Avenue, 40th FL
New York, NY 10019

1-888-785-5578

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

1

Item 1. Reports to Stockholders.

EQUITY & INCOME FUNDS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

October 31,

2010

Annual Report

TABLE OF CONTENTS

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund	6

Alpine Accelerating Dividend Fund	14

Alpine Dynamic Financial Services Fund	19

Alpine Dynamic Innovators Fund	24

Alpine Dynamic Transformations Fund	28

Alpine Dynamic Balance Fund	32

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund	37

Alpine Municipal Money Market Fund	42

Schedules of Portfolio Investments	44

Statements of Assets and Liabilities	76

Statements of Operations	79

Statements of Changes in Net Assets	82

Financial Highlights	90

Notes to Financial Statements	99

Additional Information	114

Additional Alpine Funds are offered in the Alpine Equity Trust. These funds include:

Alpine International Real Estate Equity Fund Alpine Realty Income & Growth Fund Alpine Cyclical Advantage Property Fund Alpine Emerging Markets Real Estate Fund Alpine Global Infrastructure Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund involves risk. Principal loss is possible.

Alpine’s Investment Outlook President’s Letter

Since the September, 2008 collapse of Lehman Brothers nearly imploded the global financial system in a far reaching credit crisis, investors have understood that the financial markets are in transition, but have been focused on two divergent prospects. Either the world would again descend into financial chaos, or financial normalization would be followed by sustained economic recovery leading to long term growth. Mutual fund flows over the past two years show that some investors have favored the security of U.S. Treasury notes, bonds and gold, while others emphasize the growth opportunities in emerging markets, commodities and industrial metals. Both sets of investors have enjoyed solid returns over both the fiscal year ended October 31, 2010 and since the equity market low point of March 9, 2009. However recent data and even fund flows have supported the view favoring economic growth. Even though headline figures for job growth and household formation have remained soft in the U.S. over the past 18 months, global economic data reinforced the trend of the last 6 years, showing a strong growth rate in emerging economies. While many people in developed countries seek a return to the prior economic order of the world, an increasing number of investors and corporations are embracing opportunities to participate in an ongoing reorganization of the global economy.

CRISIS REMEDIES: PAST, PRESENT AND FUTURE

Opposing outlooks for economic growth have influenced prospective solutions to repairing the economic damage from the crisis, as well as how to safeguard against future failures. However, there has been universal agreement that the principal problems that must be fixed are excessive debt and inadequate stable income. Clearly, income and revenues failed to cover personal, corporate and sovereign debt service, let alone provide for repayment. Since both the solution and future protection can create different winners or losers, various views have been hotly debated focusing on the nexus of financial, regulatory and monetary mechanisms for both capital markets and governments. As a result, the platform of national debates over the merits of near term austerity versus continued monetary and fiscal stimulus has taken on a political dimension.

Budget pressures will continue to force countries to adjust their regulatory, monetary and fiscal structures to match the current prospects for their economy, in light of both aspirations and concerns for the future. Inevitably, many countries will feel compelled to reassess their collective world view regarding the respective roles of both the state and private enterprise in providing for the security, health, education and well being of its populace.

Crisis or near crisis events such as the ‘great recession’ of 2008-2009 are often necessary to initiate such difficult debates. Financial imbalances or weaknesses have been revealed around the world by the credit crises. The dispassionate and free roaming nature of global capital flows highlights distinctions in economic strength and capacity of each country’s markets. This past April, the U.S. was the initial beneficiary of the flight to quality and stability during the depth of the crisis, while Greece became the first sovereign casualty, as its fiscal imbalance created by poor tax collection and imprudent spending could no longer be supported by excessive borrowing. This has spiraled through a fear of contagion within the banking sector and bond markets to other countries around Europe’s core for different local reasons. In addition to financial instability, it has called into question the structure and efficacy of the European Union.

Even in the U.S., we are forced to confront potential imbalances in the entitlement programs which constitute 85% of the U.S. Government’s annual budget, lest our own fiscal shortfalls and long term deficit impair this country’s global standing. Unfortunately, the increased political polarization of our government over the past few decades has prevented our leaders from addressing these issues until now that the structural imbalances have become so critical! High unemployment has reduced incomes in combination with the negative wealth effect from declines in the stock and housing markets, so that tax revenues are lagging far behind government expenditures. As a result, our country’s debt to Gross Domestic Product (GDP) has not been so out of kilter since the end of World War II! Back then, the day was saved by stimulus programs such as the G.I.

Bill providing financing for education and housing, the Marshall Plan to rebuild Europe giving us huge export markets, while establishing the National Highway System created jobs and laid the foundation for a mobile and efficient economy. A renewed focus on domestic demand after the war, combined with technological innovation (television and transistors) to create new industries, enabled the U.S. to enjoy a sustained period of growth in incomes and output which helped to reduce deficits and spread middle class wealth during the 1950’s. Thus, we should be mindful of how our country has historically succeeded in similar circumstances, as we debate a future course for the U.S.

Once again, the U.S. stands at a crossroads which could influence the course of future economic activity. This time, European nations have initiated a diet of fiscal austerity, slashing annual budgets by up to 5%. Deficit reduction is viewed as an imperative. However, without off-setting economic stimulus the resultant drag on economic growth could prolong a period of low to negative growth for many of those countries constrained by the monetary and currency inflexibility of a unified Euro. While the U.S. has greater flexibility, the Federal Reserve has become the principal branch of our government currently capable of action to provide stimulus to offset the subpar economic recovery. Through its program of quantitative easing, the Federal Reserve is, in effect, inflating equity values in the stock market to substitute for the deflation of home values over the past four years or so. This appears similar with the Fed’s approach during 2002 and 2003 where low interest rates helped to inflate home values to offset the negative wealth effect of a falling stock market during 2001 and 2002. This movable feast of monetary liquidity may also be fueling the rise of commodity markets just like they did in the spring of 1998. Unlike these prior periods which resulted in medium term “bubbles,” unwinding the Fed’s stimulus will have to be more carefully communicated to the markets and executed. It is also safe to say that the central banks of the world probably have more control over the credit markets than they did in 2006 through 2008 as a result of the decimation of the derivative propelled structures which permitted the securitization machinery of Wall Street to disproportionately influence money supply and fund flows. Thus, we are not overly concerned about the emergence of 1970’s level of inflation on a broad basis.

ULTIMATELY, IT’S ABOUT JOBS

The just agreed upon extension of Bush-era tax levels, plus other targeted deductions should have a beneficial impact over the next 12-24 months. However, the potential for sustained job growth as a result of productive capital deployment by either business initiatives or government stimulus is uncertain. Historically, one of the greatest economic triumphs of 20th century America has been our capacity to create productive employment. Job growth helped in the assimilation of immigrants, giving common purpose and aligning the melting pot of diverse cultures, experiences and talents that has helped this country to lead the rest of the world. Currently, non-farm payrolls stand at 130.54 million people, down from the peak of 137.95 million in December, 2007. Although slightly higher than the recent low of 129.59 million last December, current payrolls are virtually flat with the number employed (130.53 million) in December, 1999! During Alpine’s fiscal year, the U. S. added an average of +49,000 new jobs per month, which compares poorly with the monthly averages sustained between September, 2003-September, 2007 (+160,000) and March, 1993-March, 2000 (+252,000) when the economy was strong. Meanwhile, our population has continued to grow between 0.9-1.0% per year as the census just reported 9.7% growth over the past decade. While slower than the long term historical rate, this suggests that the monthly job growth must be well over 100,000, just to keep the unemployment rate flat.

It is worth noting one startling trend in terms of overall unemployment, that the data suggests civilians unemployed for greater than 27 weeks (or roughly half a year) have historically stayed below 15% to 20% of all claimants during most recessions and only once exceeded 25% in the early 1980’s. Unfortunately, long term unemployment now accounts for almost 42% of all unemployed. This reflects not only the slow recovery from the most recent downturn, but perhaps a structural mismatch between the skill set of our work force and jobs which are available. It is notable that the gap between unemployed and underemployed (includes part-time or marginally employed but seeking work) has expanded from roughly 3% during 2000 to 2001, to 7½% today. This suggests that people who have lost jobs are not finding employment which matches their prior job history, so they settle for alternative situations. Updated adult education and retraining programs could adapt many of the underemployed if new skills sets can be linked to new jobs.

Over time, Alpine would hope a balanced program tilted toward greater stimulation in the early years to generate jobs with austerity targets focused on later years could provide confidence by benchmarking progress. Furthermore, public private partnerships and long term leasing (30 to 50 years) of highways, bridges, and other infrastructure could accelerate a rebalancing of our nation’s and states’ balance sheets, while adding jobs and enabling future efficiency. Emphasizing capital spending on education, scientific research with a focus on alternative energy sources and healthcare could help the U.S. maintain economic primacy.

EMERGING ECONOMIES: FAST FORWARD TO THE FUTURE

In contrast to the fiscal cash flow and structural deficit problems of the U.S., Europe and Japan, most emerging market countries have benefited from lower indebtedness, higher domestic savings and competitive costs of production. The “Asian Contagion” and “Tequila Crisis” of recent decades, followed by the decline of the internet bubble actually constrained these countries’ banks and financial markets from rewarding excessive risk. Unlike the developed countries which are still fighting a deflationary trend, fast growth has pressured the central banks of Brazil, India, Indonesia and, most recently, China to tighten monetary conditions in order to constrain inflationary pressures. This suggests that they are moving past the recovery phase of the business cycle into a middle period of stable job creation, capacity utilization and wealth creation. Hopefully, the U.S. is only 12-24 months behind the leader’s pace, followed perhaps by Japan and the U.K., while the Euro region may be much further behind in recovery.

It is clear that we are witnessing a two-speed world, where slow recoveries in countries which are facing possible deflation sit in contrast with countries which are reshaping their export-oriented economies to meet the demands of large numbers of upwardly mobile people finally capable of sustaining domestic consumption. Rising local incomes, huge infrastructure expenditures, and growing concerns for the health, welfare and service requirements of expanding middle class consumer populations are creating new jobs to fulfill domestic demand. We do not try to predict the future, but understanding trends is important, and Alpine believes that consumption patterns are evolving rapidly in emerging countries. In 1990, the U.S., Europe and Japan accounted, respectively, for 27%, 34% and 14% of global GDP. By 2008, these geographic contributions were reduced to 24%, 30% and 8%, respectively. All 13% of the aggregate decline in GDP contribution from these countries has been taken up by emerging market output, from 21% in 1990, to 34% today. As a by-product of this trend, emerging market consumption as a share of global private purchases has grown from 17% in 1990 to 27% in 2008, and 29%

today. The U.S. was 31% of global consumption in 1990, peaked at 38% in 2002, then slowed to 30% in 2008 and today. Alpine believes the divergence of global growth rates and consumption patterns will likely continue over this next decade.

While direct exposure to emerging countries should be beneficial, many companies in the developed economies are participating in global growth. U.S. companies as diverse as G.M., Procter & Gamble and Pepsi generated over one-third of their sales from emerging markets last year. Global brands are keen to participate as the impact of globalization and technological integration continues to evolve. Historically, such companies enjoyed enhanced productivity and lower cost goods, then the rebalancing of local labor demand, and now a shift in consumption patterns. The prospects of rising domestic wealth suggests investment patterns could shift as well. This has already been felt in the capital markets, but this may well accelerate. The market capitalization of emerging markets in the MSCI World Index in 1990 was 2% and grew to 12% by 2008. Even though the disparity between market capitalization and the shared proportion of both global consumption and GDP has improved, it may be significantly realigned over the next decade as a result of rising domestic investment patterns in addition to international investment flows and economic growth. Thus, capital market participation in the emerging countries will likely continue to grow. This will create investment opportunities for companies in both the developed and emerging markets.

Alas, capital market concerns are not behind the U.S. yet. Debt maturities and sovereign refinancings loom ahead. Nonetheless, the liquidity crisis seems to be in the past. Alpine will continue to focus on both growth and value opportunities for investment. Broad macro themes, be they domestic or global, will be studied; market inefficiencies or perceived mispricing will be analyzed; technological or scientific advancements and innovation of products, processes or methodologies will be understood; while corporate transformations which rework old business models to better function today will be examined. Such levels of research are all part of Alpine’s focus. We will continue to explore varied opportunities for our Funds, and appreciate your interest in discovering and participating in the potential of these investments.

Before closing, I am delighted to introduce shareholders to our new shareholder service provider, administrator and custodian, State Street Corporation and our new transfer agent, Boston Financial Data Services (BFDS). State Street is listed on the New York Stock Exchange with a market capitalization of more than $23 billion.

State Street and BFDS are widely regarded for their advanced technological systems, depth of experienced personnel and State Street’s strong global custody network. Alpine believes that by consolidating both our open-end and closed-end funds multiple service providers with one entity, we will be able to ensure a high level of service while minimizing operating costs for the Funds shareholders. The conversion of all accounts and records took place in early December, so do not hesitate to contact info@alpinefunds.com with any questions, comments or concerns. As always, we appreciate your interest and support.

Sincerely,

Samuel A. Lieber
President

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The MSCI World is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds

An investor cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	0.29%	12.72%	-15.08%	-2.43%	3.99%

S&P 500 Index	0.74%	16.52%	-6.49%	1.73%	4.14%

STOXX Europe 600 Index(2)	9.40%	9.80%	-9.56%	4.92%	9.89%

Lipper Global Multi-Cap Core Funds Average(3)	0.29%	12.72%	-15.08%	-2.43%	3.99%

Lipper Global Multi-Cap Core Funds Ranking(3)	N/A (4)	1/1	1/1	1/1	1/1

Alpine Dynamic Dividend Fund 30 Day SEC Yield (as of 10/31/10): 1.26%

Gross Expense Ratio: 1.21%(5)

Net Expense Ratio: 1.21%(5)

(1) Not annualized.
(2) The since inception return represents the annualized return for the period beginning 9/30/2003.
(3) The since inception data represents the period beginning 9/25/2003.
(4) FINRA does not recognize rankings for less than one year.
(5) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Lipper Global Multi-Cap Core Funds Average is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index, the STOXX Europe 600 Index and the Lipper Global Multi-Cap Core Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Multi-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Dividend Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Hypermarcas SA	2.90%
	2.	ITC Holdings Corp.	2.87%
	3.	Hyundai Motor Co.	2.46%
	4.	Atlas Copco AB	2.40%
	5.	SeaDrill, Ltd.	2.38%
	6.	International Business Machines Corp.	2.25%
	7.	Occidental Petroleum Corp.	2.24%
	8.	Ryanair Holdings PLC	2.21%
	9.	Abbott Laboratories	2.19%
	10.	Freeport-McMoRan Copper & Gold, Inc.	2.19%

	*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Dynamic Dividend Fund

Commentary

Fiscal year 2010 was very challenging for the Alpine Dynamic Dividend Fund (ADVDX) and its strategies. After renewed asset value growth and sustained dividend payout through the first five months of the fiscal year, the Fund encountered a sudden and difficult challenge between April 15th, and May 25th 2010. That challenge was the decline of 8.17% in the value of the Euro currency and the decline of 13.53% in Euro terms for the equity markets in Europe as represented by the Euro STOXX 600 Index, resulting in a decline in US Dollar terms of 21.70% during this period. With a substantial portion of our holdings in high-dividend paying European securities at that time, the Fund was adversely affected with a substantial fall in net asset value and, thus, reduction of dividend paying capacity.

Our response was to reduce the dividend to $0.042 per share per month, an approximate 12% payout on the net asset value prevailing in mid June, 2010. Further, we revised our operating policy to a greater emphasis on achieving capital appreciation in order to restore asset values. Thus, in the final quarter of our fiscal year from 7/30/10 through 10/31/10, we achieved an 8.21% growth in net asset value while sustaining the dividend payout of $0.042 per share per month.

For the fiscal year ended 10/31/10, ADVDX provided a total return of 12.72% including dividend reinvestment compared to a 16.52% increase in the S&P 500 Index and a 9.80% increase in the STOXX Europe 600 Index in U.S. dollar terms for the same period. The Fund’s investment policies remain intact and our goal remains high current income with capital growth.

ADVDX provided a high dividend yield in a still challenging equity income environment

The Fund’s primary goal continues to seek high current dividend income that qualifies for the reduced federal tax rates on dividends while also focusing on total return for long-term growth of capital. We have strived to achieve our goals despite a difficult dividend investment environment and tremendous market volatility over the past several years. ADVDX’s NAV had been severely impacted by the global financial crisis and recession in 2008 and 2009 and then again by the European debt crisis in April and May of 2010. From April 1, 2010 through the low on June 7, 2010 the Euro currency declined by over 12% and the S&P 500 Index recorded one of its worst May’s on record with an 8% decline.

The timing of the crisis in Europe was particularly detrimental for ADVDX since that region has become one of our primary dividend markets, as European companies have traditionally paid out attractive annual dividends during the first half of the year. Also impacting our dividend capture program had been the decline in dividends paid globally as a result of the Great Recession of 2008/09 as well as the decline in liquidity available for our dividend trades. One of our risk management disciplines for dividend capture is sufficient liquidity to allow the fund to exit the holding in case of negative market or company specific news flow during our targeted holding period.

As discussed in our semi-annual letter, this difficult investment environment and the decline in dividends paid globally contributed to the decision on June 24, 2010 to reduce the dividend of ADVDX to a level that was viewed to be more in line with market conditions and that would provide greater flexibility for the NAV to appreciate if market conditions improved. A number of factors were considered before making this decision, including uncertain equity prospects, particularly in our largest dividend region in Europe, equity liquidity, volatility, level of assets in the Fund, and the dividend yield of the Fund.

The regular monthly distribution for ADVDX was reduced to $0.042 per share versus the previous minimum distribution rate of $0.07. Annualized, the new dividend rate of $0.504 per share represents a dividend yield of 11.25% on ADVDX’s closing NAV of $4.48 per share on 10/29/10. During fiscal 2010, the Fund distributed total dividends of $0.858 per share, representing a trailing twelve-month dividend yield of 19.15% based on the fiscal year end NAV of $4.48. Since inception, ADVDX has paid a total of $9.47 per share in earned dividend income. Since the dividend reduction on 6/24/10, ADVDX has appreciated by 15.17% including dividend reinvestment through fiscal year end 10/30/10 versus 10.94% for the S&P 500 Index and 20.57% for the STOXX Europe 600 Index as global equity markets rebounded from the 52-week lows hit in early July 2010.

ADVDX posted a solid total return in fiscal 2010 despite the mid-year collapse of European markets

While we are encouraged by our total return performance since the dividend cut in late June, the Fund’s results lagged the broader U.S. S&P 500 Index for the full fiscal year 2010 due to its international exposure and specifically in our European equities. We have continued to find attractive growth opportunities and significantly larger dividend payouts overseas than in the U.S. The U.S. is one of the lowest yielding countries in the group of G20 nations with a 1.94% dividend yield (S&P 500) versus for example 4.02% for Australia, 3.63% in France, 3.32% in Britain and 3.24% in Brazil for the

Alpine Dynamic Dividend Fund

12 month period ending 10/31/10. In addition, we expect economic growth in many emerging markets to be substantially higher than the 2.6%-3.5% Gross Domestic Product (GDP) growth forecasted for the U.S. in 2011 while also receiving attractive dividends. Therefore, we have invested a significant portion of ADVDX’s assets in overseas markets to help achieve our goal of high dividends and capital appreciation in comparison to the S&P 500 Index and most of our equity income peers.

As of 10/31/10, the Fund had invested 51.8% of its holdings in companies based in 18 different countries and 48.1% of its value in domestic U.S. companies, with 0.1% in cash and equivalents. At fiscal year end the Fund had 22.2% of the portfolio invested in emerging market countries including Brazil, South Korea, South Africa, Russia, and India. Following the United States, our current top five countries are Brazil, Sweden, Japan, Ireland, and Canada. The average dividend yield for the major indices in these five countries, for the 12 month period ending 10/31/10, is 2.70% versus the average dividend yield on the S&P 500 Index of 1.94%.

The global equity markets were hit in the first half of 2010 by the sovereign debt crisis in Europe and the slowing of the global growth engine of the Chinese economy. Unfortunately, the timing of these issues and subsequent market correction in April and May occurred when we had our highest dividend capture opportunities in the European region. We ended April 30th with about 23% of net assets invested in Europe, so the Fund was particularly hard hit at the end of fiscal first half 2010 by the Euro decline.. During the same time, the U.S. markets outperformed as investors looked for relative safety in the U.S. dollar and the U.S. economy.

Given the continued uncertain outlook that still remains for the Euro region, we have diversified our exposure in the region away from companies with Euro denominated currencies. On 10/31/10, approximately 16.9% of the Fund’s assets were invested in Europe, but only 4.11% in Euro denominated currencies, with the rest being in Sweden, Ireland, Denmark, Norway, France, Russia, and the UK. We did hedge a portion of our currency exposure in Europe as a result of the crisis and we continue to diversify the portfolio globally with investments in Asia, South America, and Australia. While the currency hedges had a negative impact on total return, the losses on these hedges were offset by currency gains in equity positions in these currencies held by the Fund. Our dividend capture strategy tends to be seasonally focused in Europe in the spring. Our recently lowered dividend payment does provide more flexibility and we will assess increasing our investment in that region at that time based on market conditions.

The global equity markets have reversed their declines since their mid-year lows, with international markets outperforming the U.S. This is a reflection of the stabilizing of the crisis in European debt as the European Central Bank (ECB) stepped in and provided funding for the troubled EU nations, Chinese GDP growth reaccelerating, and the Fed in the U.S. announcing its willingness for additional quantitative easing to support U.S. economic growth. This has helped ADVDX return to a period of outperformance relative to the S&P 500 Index since its 52-week low on July 1, 2010 through fiscal year end, with a 19.54% total return for ADVDX versus 15.90% for the S&P 500 Index

Portfolio Construction Illustrated by Top Ten Holdings

Throughout fiscal 2010, it remained challenging to balance our portfolio in an attempt to continue to provide a high level of current income while also investing our assets for capital appreciation. We will continue to scan the globe searching for the most attractive dividend investment opportunities for our investors within these volatile markets. And we will continue to execute on our goals with our three research-driven investment strategies; Dividend Capture, Growth and Income, and Value / Restructuring, in an effort to maximize the amount of our earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation. The following sections focus on these strategies using out top ten holdings as examples. The top ten holdings constituted 24.09% of assets as of 10/31/10.

Our “Dividend Capture Strategy” seeks to enhance the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in high dividend stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We then look to enhance our dividend return by rotating a portion of our high yielding holdings after receiving the dividend. Our increased rotation strategy has, while increasing our dividend yield, also reduced the amount of dividend income to be eligible for the reduced 15% Federal dividend tax rate. QDI tax benefits have recently been extended by Congress through December 31, 2012. As a result, we will continue to pursue the Fund’s primary objective of high current dividend income that qualifies for the reduced federal tax rates on dividend.

Alpine Dynamic Dividend Fund

As mentioned earlier, our dividend capture strategy was negatively impacted during fiscal 2010 by the European debt crisis in April and May 2010 which resulted in a sharp decline in our dividend capture trades in the region during that time. In addition, continuing depressed levels of dividends and liquidity has also made our dividend capture strategy more challenging in fiscal 2010. However, we are encouraged to see companies beginning to raise dividends globally as the economy has improved, credit markets are open, and balance sheets are strong. In addition, the number of special dividends that we participated in fiscal 2010 rebounded from the depressed levels experienced in 2008 and 2009 as companies distributed some of their record cash levels ahead of potential dividend tax hikes in the U.S. in 2011. ADVDX participated in a total of 46 special dividends in fiscal 2010 versus about 60 in fiscal 2007, 30 in fiscal 2008 and 16 in fiscal 2009.

One of the Fund’s top ten holdings by weight at fiscal year end was Ryanair Holdings PLC (RYA ID) which announced a special dividend payment associated with a return of excess cash on its balance sheet in June 2010, representing 9.5% of its market value at the time. Based in Dublin, Ireland, Ryanair provides low fare airline services to destinations in Europe and has benefited from strong passenger volumes and pricing. We began purchasing shares in early July at a price of €3.73, we received the special dividend of €0.34 per share in September and began selling shares in early November at about €4.00. This produced a total return for the Fund of 37.7% for the period of 7/5/10 through fiscal year end on 10/31/10, recouping the entire special dividend payment plus an equal amount in capital appreciation.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive dividend yields plus an outlook for strong and predictable earnings streams that should support additional future dividend increases. We feel several of the Fund’s top ten largest holdings are industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts. These include Hypermarcas SA, ITC Holdings, IBM, and Abbott Laboratories.

ADVDX’s largest holding by weight on 10/31/10 was Hypermarcas SA (HYPE3 BZ), which as the largest independent consumer products company in Latin America offers an excellent way for investors to participate in the secular growth story of the emerging market consumer. Hypermarcas sells more than 200 brands of personal care and cosmetics, pharmaceutical, home care, and food products to wholesalers and retailers throughout Brazil. HYPE3 is estimated to produce a 25% compound annual growth in its earnings per share from 2010 through 2014 and is forecasted to initiate a 1% dividend yield in early 2011, which is expected to grow strongly with the growth in earnings. Hypermarcas was a top performer in the Fund with a 58.0% total return for the twelve months ended 10/31/10.

The Fund’s second largest position by weight at fiscal year end was ITC Holdings (ITC), based in Michigan. It is the largest U.S. independent electric transmission company with 15,000 miles of transmission lines that span five Midwestern states. As the only pure-play transmission company in the U.S., we believe that ITC is well positioned to participate in the upgrade of the nation’s electric grid, a key priority for the Obama administration. ITC raised its dividend by 4.7% in 2010 and as of 12/16/10 generated a 2.2% dividend yield. It is forecasted to possibly deliver 20% compound annual earnings per share growth in the next several years thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plan. ITC provided a 44.6% total return for ADVDX in fiscal 2010.

We have found attractive growth and income opportunities in the technology sector in fiscal 2010 with one of the Fund’s top 10 holdings by weight being the bellwether International Business Machines (IBM). Based in Armonk, NY, IBM is one of the world’s largest providers of enterprise solutions, offering a broad range of IT hardware, business and IT services, and software. We believe IBM can be a steady double-digit earnings grower as it enhances its services and software offerings to add more revenue opportunities. In addition, it has benefited from its emerging markets growth, large cost cutting efforts, and share repurchases. IBM raised its dividend by 18% in 2010 and as of 12/16/10 offered a 1.8% dividend yield. IBM provided an 18.3% total return for ADVDX in fiscal 2010.

We look to diversify our portfolio and sectors and identified what we thought was an attractive growth and income opportunity in the healthcare sector, being Abbott Laboratories (ABT), which was in our top 10 holdings by weight. We believe that ABT’s five year growth outlook is attractive based on the strength of its new cholesterol products as well as its Humira arthritis and Xience drug stent franchises. However, the stock declined toward the end of the fiscal year on concerns about potential approval of a competitor to its Humira drug several years from now, which we think is overblown. We anticipate 10% sustainable EPS growth over the next several years supported by limited generic risk relative to its peer group, smart acquisitions

Alpine Dynamic Dividend Fund

including recently the largest pharmaceutical company in India, and solid earnings visibility. In addition, ABT raised its dividend by 10% in 2010 and offered a 3.8% dividend yield as of 12/16/10. ABT provided a 5.28% total return for ADVDX in fiscal 2010.

The Fund’s “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our research points to under-valued or mis-priced companies with, in our opinion, attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or corporate action that is expected to add value. With many companies having responded to the global recession with significant corporate restructurings and are still trading at discounted valuations, it is not surprising to find several of our top 10 largest holdings in this strategy including Hyundai Motor, Atlas Copco, Seadrill, Occidental Petroleum, and Freeport-McMoRan.

The Fund’s top value holding and a top 10 holding by weight on 10/31/10 was also an outstanding performer in fiscal 2010, with a 63.9% total return, Hyundai Motor Company (005380 KS). Based in Seoul, Hyundai is the largest auto maker in Korea. It also owns 38% of KIA Motors, which combined have over 80% of the domestic Korean market and are the world’s fifth-largest auto manufacturer. Hyundai has reaped the benefits of its global expansion strategy started in 2002 and quality improvements have helped it gain overall share, particularly from Toyota, in its key China, India and U.S. markets. Auto demand is rebounding from the depressed levels of 2008/9 and secular growth is occurring in Asia and other emerging markets. Hyundai trades at less than 9 times forward earnings, as of 12/16/10, which is a deep discount to its Japanese and European peers and its historical peak.

Another top performing stock in fiscal 2010 and one of the Fund’s top 10 holdings by weight in the value/restructuring strategy was Seadrill, with a total return of 58.0%. Seadrill Ltd. (SDRL NO), based in Bermuda and traded in Norway, is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest fleets. Seadrill is a leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which have experienced strong demand in regions like Brazil, West Africa, and the U.S. Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. The company reinstated its quarterly dividend in November 2009, providing a very attractive annual dividend yield of 8.0% as of 12/16/10 and yet the stock is trading at less than 10 times forward earnings.

In addition to Seadrill in the energy sector, the Fund also owned Occidental Petroleum (OXY) as a top value holding at fiscal year end and a top 10 holding by weight. We believe crude oil fundamentals are compelling over the next several years as growing demand from emerging economies and limited new supply should offset weakness in the developed world economies. OXY is one of the most well positioned of the U.S. large cap oil companies, we believe, based on its large exposure to oil versus gas, its 3.2 billion barrels of proven reserves, and it ability to grow production at about a 5% annual rate when other companies are experiencing declining production. It also has substantial free cash flow to fund growth opportunities, including its recent discovery in California which should warrant a multiple expansion relative to its peers. OXY raised its dividend by 15% in 2010 and offered a 1.7% dividend yield as of 12/16/10. The holding provided a 3.18% negative total return for the Fund in our holding period from 6/8/10 through fiscal year end on 10/31/10, but the stock has had strong appreciation in the beginning of fiscal 2011.

One of our top performing stocks with a 74.39% total return for the fiscal year 2010 and a top 10 holding by weight was Atlas Copco AB (ATCOA SS). Based in Sweden, Atlas Copco is a global industrial conglomerate that manufactures air compressors and generators, construction and mining equipment, and industrial power tools to various industries including mining, construction, manufacturing, auto, industrial processing, and utilities. The company has benefited from strong growth in global industrial production and manufacturing as its products are sold and rented under different brands through a worldwide sales and service network reaching 150 countries. In addition, a high percentage of revenues were derived from aftermarket business which offered strong cash flows and greater earnings resilience than many of its peers. The stock offered a 1.8% dividend as of 12/16/10 which we believe will rise in 2011 in line with earnings growth.

A top 10 holding in the Fund by weight was Freeport-McMoRan Copper & Gold (FCX) in the material sector. Based in Arizona, FCX is a world’s largest miner of copper with a 10% share of the global market. It also mines gold and molybdenum from locations in North America, South America, Africa, and Indonesia. We believe copper should be one of the most desirable commodity investments over the next several years as strong demand from emerging markets, particularly China which is a net importer, and constrained supply

Alpine Dynamic Dividend Fund

conditions should continue to drive copper prices higher. FCX’s strong balance sheet and cash flow provides flexibility to fund growth investments and return capital to shareholders, with it recently increasing its annual dividend by 67%, to $2.00 per share, providing a 1.8% dividend yield as of 12/16/10. FCX provided a 27.6% total return total return for the Fund in our holding period from 8/2/10 through fiscal year end on 10/31/10.

Dividend Investors Should Still Benefit from QDI

The investment process for ADVDX has not changed and the Fund intends to continue generating dividend payouts consisting of net investment income. However the dividend cut allows for a more balanced approach for high dividend income plus capital appreciation within our three sub strategies: Dividend Capture, Growth and Income, and Value with a Catalyst. Historically, a significant portion of the Fund’s dividends had been comprised of income benefiting from lower federal tax rates called Qualified Dividend Income (QDI), which requires a minimum holding period of 61-days. In order for ADVDX to maintain its dividend level during these difficult market conditions, the Fund utilized a more rapid rotation of holdings in its dividend capture program. This is reflected in the substantial increase in our portfolio turnover for the Fund from 323% in fiscal 2008 to 506% in fiscal 2010.

The result of our reduced holding period in our dividend capture portfolio has been a decline in the percentage of QDI distributable by the Fund. We will not have an estimate of our QDI for fiscal 2010 until the end of the tax year. However at this time we estimate between 30% and 40% of income distributed in calendar 2010 will be QDI. This is only an estimate and the actual amount may be higher or lower at year end. QDI tax benefits have been extended through December 31, 2012. As a result, we will continue to pursue the Fund’s primary objective of high current dividend income that qualifies for the reduced federal tax rates on dividend.

We do not expect any material capital gains tax implications from our increased turnover due to a substantial amount of tax loss carry-forwards. The escalation of our portfolio turnover naturally increased our aggregate transaction expenses. We have also utilized leveraged total return equity swap transactions in the Fund to gain efficiencies and reduce transactional costs associated with the increased rotation in its international holdings. The implied leverage in the swaps increased volatility in the trade; however, we mitigated the risk by having generally short holding periods in the swap transaction. While the income from these swaps does not qualify for QDI, their use was limited to transactions shorter than 61 days which were not otherwise eligible for QDI. With a normalized turnover, the Fund is expected to achieve its QDI objectives.

Outlook for 2011: We remain positive on global growth and dividends, but volatility will remain

We believe that a global economic recovery is still solidly in place heading into 2011 following the Great Recession of 2008/09 and the economic rebound experienced in 2010. We remain particularly optimistic about tapping opportunities to invest in growth in emerging markets like Brazil and China where strong employment and wage growth is helping to propel millions of people each year from a subsistence existence to an emerging consumer of everything form durable goods to discretionary items to healthcare. Brazil has also benefited from large infrastructure spending in its energy sector in addition to hosting the soccer World Cup games in 2014 and the summer Olympics in 2016. The International Monetary Fund forecasts China will grow far faster than the rest of the world for the next five years, with approximately 10% compound annual GDP growth on average through 2014 compared to 6% for all emerging nations like Brazil and 2.5% for the developed markets.

As we look into 2011, we would also expect continued volatility in equity markets as many countries in Europe face austerity measures to curb sovereign debt concerns and as the U.S. economy is struggling with sluggish economic growth and stubbornly high unemployment. However, companies in the U.S. and around the world are expected to produce continued attractive corporate profit growth in 2011 based on solid demand trends, strong margin improvements, and productivity initiatives. In addition, corporate balance sheet quality is at all time highs and companies are sitting on record amounts of cash which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases.

The U.S. Federal Reserve initiating additional quantitative easing and clarity on many tax issues following the mid-term elections in November also help to increase CEO confidence and support U.S. economic growth, even as consumer confidence is still impacted by depressed housing and employment markets. The consensus S&P 500 earnings are forecasted to grow 13% in 2011 on U.S. GDP growth estimated at 3.0% in 2011 according to Credit Suisse research. Based on this earnings outlook, we believe equity valuations still appear attractive relative to historical averages and particularly relative to bonds, which should support capital flows into equities.

Alpine Dynamic Dividend Fund

Over the long term, we continue to remain optimistic that dividend stocks will attract increasing amounts of capital as investors around the world search for income. With companies sitting on record amounts of cash and many corporate profits at all time highs, we are hopeful that dividend increases will occur in 2011 and beyond. In addition, as global demographics point to an aging population in the industrialized world, these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. We see dividend income as an attractive investment opportunity for this increasingly large population of retirees, particularly if interest rates rise and bond valuations suffer.

In summary, we see both opportunities and risks in 2011. The Fund’s approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are confident that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.

Thank you for your support of the Alpine Dynamic Dividend Fund and we look forward to more prosperous years in 2011 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the prospectus for special risks associated with investing in the Fund, including, but not limited to, risks involved with illiquid, foreign and restricted securities, and short-term trading. Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings Per Share: The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Earnings or Earnings Per Share Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Forward earnings are a company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Alpine Accelerating Dividend Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)

	6 Months(1)	1 Year	Since Inception (11/5/2008)

Alpine Accelerating Dividend Fund	3.16%	16.06%	15.54%

S&P 500 Index	0.74%	16.52%	14.12%

Dow Jones Industrial Average	2.39%	17.62%	13.74%

Lipper Equity Income Funds Average(2)	2.11%	16.51%	16.09%

Lipper Equity Income Funds Ranking(2)	N/A (3)	134/276	134/270

Gross Expense Ratio: 5.33%(4)

Net Expense Ratio: 1.42%(4)

(1) Not annualized.
(2) The since inception data represents the period beginning 11/6/2008.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of large cap U.S. industrial corporations. The Lipper Equity Income Funds Average is an average of Funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The S&P 500 Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Schlumberger, Ltd.	2.92%
	2.	Vale SA - ADR	2.75%
	3.	PepsiCo, Inc.	2.73%
	4.	Chevron Corp.	2.59%
	5.	Snap-On, Inc.	2.50%
	6.	Air Products & Chemicals, Inc.	2.49%
	7.	Linear Technology Corp.	2.42%
	8.	International Business Machines Corp.	2.40%
	9.	United Technologies Corp.	2.34%
	10.	Norfolk Southern Corp.	2.31%

	*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Accelerating Dividend Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Accelerating Dividend Fund, initially launched on November 5, 2008, just completed a successful second year. In fiscal 2010, ending on October 31, 2010, the Fund provided a total return of 16.06%. This compares with a total return of 16.52% for the Standard & Poor’s 500 Average and 17.62% for the Dow Jones Industrial Average for the same period. Since inception, the Accelerating Dividend Fund has generated an annualized total return of 15.54%. This compares with an annualized return of 14.12% for the Standard & Poor’s 500 Average and 13.74% for the Dow Jones Industrial Average. During the year, the Fund steadily increased its monthly payout from $0.035 to $0.0371 a share.

The objective of the Accelerating Dividend Fund is to invest in dividend-paying companies which have the potential to increase or accelerate their dividends in the future, based on our analysis of their growth prospects and cash flow generating capabilities. The Fund aims to achieve a sustainable and rising stream of dividend income as well as long-term capital appreciation. We believe that companies with strong franchises characterized by defensible margins and a solid balance sheet are best positioned to increase, and even accelerate, their dividends over time. Among the Fund’s current holdings that have met our criteria and accelerated their dividends over the past year, ending October 31, 2010, include: Air Products & Chemicals Incorporated, Comcast Corporation, Guess? Incorporated, Light SA, Microsoft, UnitedHealth Group, and VF Corporation. These companies represent a broad cross-section of industries including apparel, technology, utilities, media, health care, and industrials. While the Fund concentrates its investment in the US, we believe there is great potential for accelerating dividend ideas in the developing world as well. Brazilian utility operator Light SA illustrates the potential for accelerating dividends globally. At the end of the fiscal year, our Brazilian holdings totaled 5.6% of the portfolio.

Portfolio Analysis

The top five contributors to the Fund’s total return over the past twelve months were Tegma Gestao Logistica

Alpine Accelerating Dividend Fund

(+88.1%), Cliffs Natural Resources (+71.8%), El Paso Pipeline Partners L.P. (+62.0%), Burlington Northern (+32.0%), and Snap-On (+45.8%). Tegma, a leading Brazilian logistics company has benefited from rising auto sales in Brazil as the emerging middle class continued to grow. While we still like the outlook for the company and its potential to increase its dividend payout over time, we did take some profits given the strong performance of the stock. Cliffs, a mining company, has been a beneficiary of the global demand for iron ore and metallurgical coal. Natural gas pipeline operator, El Paso, continued to benefit from the purchase of assets from its parent company, which resulted in increased cash flow and higher dividend payouts. Berkshire Hathaway announced the acquisition of Burlington Northern in late 2009 leading to a 32% total return on the shares during the fiscal year. Finally, Snap-on has enjoyed a nice recovery in its end markets throughout 2010, which led to the first dividend increase for the shares in three years.

The five largest detractors to the Fund’s total return for the fiscal year were Bank of America (-31.3%), Monsanto (-35.6%), Guess (-17.7%), State Street (-18.4%), and E.ON (-19.2%). We have chosen to continue holding Bank of America and Guess, while selling Monsanto, State Street, and E.ON. In the case of Bank of America, we believe a combination of adverse developments has resulted in extremely poor investor sentiment and pushed back the time to normalized earnings. We currently view the shares as attractively valued at less than 1.0x tangible book and less than 6x consensus 2012 Earnings Per Share (EPS), and we believe that patient investors will be well rewarded at these levels. Guess, which generates a meaningful portion of its earnings in Europe, suffered in the wake of the European sovereign debt crisis in May. As the Dollar strengthened against the Euro in May and the early part of June, investors rushed to sell companies with exposure to the Euro. We viewed the sell-off as an overreaction given Guess’ strong global profile and growth potential. Guess shares have rallied subsequent to the Fund’s fiscal year end and in November, the company accelerated its quarterly dividend and declared a $2/sh special dividend. We sold Monsanto after a disappointing restructuring announcement that dented management’s credibility, in our view. Additionally, we didn’t feel that the shares offered a compelling valuation on the lowered earnings expectations. For State Street, we decided to sell the shares given our view that short-term interest rates are likely to remain extremely low for the foreseeable future. Finally, we decided to sell E.ON after the company kept its dividend unchanged from last year rather than raise it as it had done every year since 2001.

After the recent debt crisis, a number of companies have sought to recapitalize their balance sheets. As a result, during the fiscal year, there have been a large number of attractively priced secondary offerings in which the fund has participated. The fund has realized substantial short term capital gains in these secondary offerings, which has provided a significant contribution to the Fund’s total return during the fiscal year. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider secondary offerings to be attractively priced and available, the fund may continue to participate in them. In addition, our participation in these offerings has led to increased turnover for the fiscal year.

Portfolio Adjustments

We made several changes to the portfolio over the past few months. In the healthcare sector, the Fund no longer holds shares of medical device maker Medtronic. The company is battling price competition for its main products, which is likely to hinder its ability to grow going forward. In its place, we added HMO-provider UnitedHealth. UNH is positioned to benefit from improving sentiment in the healthcare sector as a result of the November elections and the company accelerated its dividend payment in mid-2010.

In the consumer area, we bought apparel-manufacturer VF Corp and Brazilian consumer products firm Hypermarcas. VF Corp recently accelerated its quarterly dividend payout by $0.03 a share. We expect VFC’s core brands, The North Face and Vans, to continue to experience strong growth on a global basis. Hypermarcas is the largest consumer products company in Brazil and the company has grown its bottom line by over 20% annually. Due to Brazilian regulations, its dividend payout should grow at least as fast as earnings in the future. On the sell side of the ledger, we sold our positions in Campbell Soup and lightened up on our Kimberly Clark holding. Given the headwinds these companies face, we no longer expect to earn accelerating dividends from these stocks.

We added Brazilian software provider Totvs and U.S. networking equipment maker Cisco to our technology holdings. Totvs is the largest small and medium business software provider in Brazil. Business software penetration is relatively low in Brazil and Totvs has a commanding market share. Our Cisco holding is in anticipation of the introduction of a dividend payment in early 2011 as per management’s commentary. In

Alpine Accelerating Dividend Fund

addition, we believe that at the current valuation, Cisco offers an attractive entry point given its long-term positioning in the networking space.

In the utility space, we initiated new positions in Avista, PPL, and UGI in the US as well as Light in Brazil and EVN in Austria. Avista is a regulated utility in the northwest with an attractive valuation and an accelerating dividend. We have a favorable view of PPL’s recent acquisition of a pair of Kentucky utilities that will improve the mix of regulated and unregulated businesses, and find the valuation and dividend yield attractive. UGI recently raised its quarterly dividend by 25% and has attractive growth opportunities in the Marcellus natural gas shale. Light has been a strong dividend payer in the Brazilian utility space, and we like the robust dividend, attractive valuation, and potential for its generation business to grow earnings as contracts are repriced in 2013 and beyond. Finally, we began buying a small position in EVN, an Austrian utility. We think EVN is an undiscovered value in the European utility space, offering an attractive combination of mid-single digit earnings growth, a below-average Price/Earning (P/E) multiple, and the potential for accelerating dividends.

In the energy sector, we increased our holding in Schlumberger at the end of August given our bullish view on oil prices and weakness in the share price. We think Schlumberger is extremely well positioned to participate in the upcoming energy capex cycle that should translate into strong EPS and dividend growth. In the industrials sector, we purchased shares of Rocky Mountain Dealerships, a small Canadian retailer of agricultural equipment. We think Rocky Mountain Dealerships is a great play on the agriculture theme when high soft commodity prices lead to strong farmer profits and ultimately, higher equipment sales.

Outlook

As we enter 2011, we maintain a cautious view of the US and world economies given the many challenges we see. In the US, unemployment has remained stubbornly high despite the best efforts of the Federal Reserve. Despite passage of the tax deal in December, we remain concerned that gridlock in Congress will prevent the administration from taking the additional actions necessary to boost employment and further support aggregate demand should the economic recovery stall in 2011.

Our base case outlook assumes below average Gross Domestic Product (GDP) growth for the next few years as the inventory cycle peaks out, residential investment remains at low levels, and consumer sentiment, while improving, remains cautious. In such an environment, we will continue to focus on companies with strong balance sheets and strategies that we feel enable them to grow despite this difficult backdrop.

Outside the US, we are concerned that the sovereign debt crisis in Europe could lead to a difficult period of economic growth for the region, and in a worst-case scenario, lead to the breakup of the European Union. Our exposure to Europe is currently limited to two stocks that derive the majority of their earnings from regulated activities. Nonetheless, we are always on the lookout for good opportunities wherever they may be.

Given the slow growth environment we expect to prevail in much of the developed world, we continue to allocate a modest portion of the Fund to stocks in emerging markets where the outlook is less gloomy. Brazil is a country that Alpine currently favors given the strong demographic trends, healthy banking system, and strong dividend culture. One notable aspect of Brazilian corporate law is a requirement that companies pay a dividend of at least 25% of their earnings, and many companies opt for much higher payout ratios. We also believe there are some attractive opportunities in Asia, although we are cognizant of the risk of overheating in the region.

In closing, we believe a strategy to identify stocks with rising dividends as well as those with the potential to not only increase the dividend, but to do so at an accelerating pace, has the potential to succeed in the turbulent market environment in which we currently find ourselves. From a top down perspective, we think that companies are in a strong overall position to initiate or boost dividends given high levels of cash on the balance sheet coupled with historically low dividend payout ratios.

We thank our shareholders for their support over the past 12 months and look forward to continuing to seek success over the next year.

Sincerely,

Stephen A. Lieber
Bryan Keane
Andrew Kohl
Co-Portfolio Managers

Alpine Accelerating Dividend Fund

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods. Diversification does not assure a profit or protect against loss in a declining market.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.

Normalized earnings — earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

Tangible book value is what an investor would expect to receive if the company liquidated all of its assets. For example, the tangible book value of company “XYZ” would be the liquidation value of all of its assets combined if they were valued on the accounting books today, including all land, capital, inventory, etc.

Dividend Yield (Funds) represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Alpine Dynamic Financial Services Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	3 Years	Since Inception (11/1/2005)

Alpine Dynamic Financial Services Fund	-15.68%	12.26%	-6.99%	3.53%

NASDAQ 100 Financial Index	-10.99%	8.52%	-11.33%	-4.56%

PHLX/KBW Bank Index	-17.98%	8.73%	-21.80%	-11.87%

S&P 500 Index	0.74%	16.52%	-6.49%	1.81%

Lipper Financial Services Funds Average(2)	-11.70%	6.71%	-16.66%	-8.31%

Lipper Financial Services Funds Ranking(2)	N/A (3)	17/86	11/79	3/65

Gross Expense Ratio: 2.34%(4)

Net Expense Ratio: 1.72%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 11/3/2005.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and Small Cap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The NASDAQ 100 Financial Index, the PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

The Fund’s past performance benefited significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Financial Services Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

1.	IntercontinentalExchange, Inc.	6.42%
2.	Provident Financial Holdings, Inc.	4.40%
3.	Synovus Financial Corp.	4.26%
4.	Orrstown Financial Services, Inc.	4.17%
5.	Southern National Bancorp of Virginia, Inc.	3.84%
6.	Republic First Bancorp, Inc.	3.68%
7.	1st United Bancorp, Inc.	3.52%
8.	Blackstone Group LP	3.49%
9.	Sanders Morris Harris Group, Inc.	2.91%
10.	BGC Partners, Inc.	2.77%

*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

(1)	Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Dynamic Financial Services Fund

Commentary

Alpine Dynamic Financial Services Fund generated a 12.26% total return for the fiscal year ended October 31, 2010. This compares favorably to the Fund’s benchmarks which showed total returns of 8.52% for the NASDAQ 100 Financial Index and the PHLX/KBW Bank Index of 8.73% during the same period.

Industry Trends

Fiscal 2010 proved to be another year of uncertainty for the equity markets. The vacillation among economists about the outlook for a global recovery contributed to heightened market volatility. There was a constant tug of war between optimists, who were focused on a recovery in corporate profits, growing corporate cash balances and a revival in merger activity, and pessimists, who focused on high unemployment, expanding Government budget deficits and growing sovereign debt concerns. Under these conditions, investors held a lack of conviction along with a fear of renewed economic weakness. As the market attempted to rally, investors would take the opportunity to reduce their equity exposure. This limited the advance and created a range-bound market for much of fiscal 2010. This uncertainty caused investors to temporarily park more of their money in liquid money market funds and bank accounts. We believe as more clarity emerges regarding the economic recovery, this horde of cash could help fund the next bull market in equities. Historically, during economic recoveries investors have been willing to take greater investment risks.

While the major markets indexes ended fiscal 2010 near the top end of their range, financial stocks didn’t participate in the last rally. Weighing on the sector was uncertainty about new industry regulation, concerns about the mortgage foreclosure process, and the financial problems of the European Union. But as we reviewed bank earnings for the September quarter we found more companies beating our estimates than falling short. The contributing factor for most of these banks was improving trends in nonperforming assets. The inflow of problem loans diminished, net charge-offs lessened, and banks with high levels of reserve coverage decided to release some of their other loan loss reserve. We view these as encouraging signs. If banks are willing to reduce their reserve coverage against the backdrop of a recently weak economy, it shows their confidence in estimating the loss content of their loan portfolio. This could signal that we are near the bottom of the credit cycle, which should then provide the conditions for the next long term upturn in bank stocks.

Improving credit quality can be beneficial to banks in several ways. First, the credit cycle is correlated to the economic cycle, which means its trends are long term in nature. Thus, when the credit cycle starts to improve, it provides some assurance to bank investors as they expect that the improvement should continue for an extended period of time. Next, any renewed investor interest in bank stocks brought about by improving credit may make it easier for small community banks to raise much needed capital.

From a banker’s perspective, improving credit trends allows them to better assess their reserve and capital needs. In some cases, banks will realize they are over reserved and will begin to release reserves as we witnessed in the September quarter. This action would generate excess capital and build book value. A period of strong capital generation could in turn lead to dividend increases, stock buybacks, and mergers. Lastly, the willingness to enter into a merger may be enhanced by an improving credit environment as bankers will have more confidence performing due diligence on the targeted company.

While we are encouraged by the early sign of credit improvement, the industry still faces headwinds in the near future. We are cautious toward banks with heavy real estate concentration as they are still reporting increases in problem loans. The large overhang of bank owned real estate will make selling these properties difficult. Revenue growth is also a challenge given the weak economic conditions.

Industry Consolidation

FDIC-assisted failed bank transactions continue to be the main contributor to the industry’s consolidation. After 140 bank failures in calendar 2009, there were another 127 bank failures during the first nine months of calendar 2010. We expect the level of bank failures to remain elevated through next year.

Although the pace of healthy merger activity was low, Alpine Dynamic Financial Services Fund had three companies in its portfolio sign merger agreements during fiscal 2010. These included the acquisition of First Keystone Financial of Media, Pennsylvania by in-state rival Bryn Mawr Bank Corporation. Investment banker Thomas Weisel Partners also announced a merger agreement with the rapidly expanding Stifel Financial Corporation. Lastly, the London based Climate Exchange PLC signed a merger agreement with IntercontinentalExchange, Inc.

Alpine Dynamic Financial Services Fund

There are several challenges facing the industry. One involves the low and flat yield curve which negatively affects the net interest margin. Another challenge is a weak economy which makes it difficult for a bank to increase their loan portfolio. Against this backdrop is the uncertainty of the new, yet unwritten, regulations which are expected to increase a bank’s cost of operation. We believe these challenges could contribute to the next wave of industry consolidation. Banks will find that the best and quickest way to grow their loan portfolio, reduce their cost of funds, and get scale to improve operating efficiency and offset increased regulatory costs, will be through acquisitions. We continue to witness banks raising capital in order to be in a position to take advantage of acquisition opportunities. During the past quarter we met with bankers from all regions of the country. In almost all interviews, the discussion about the need for industry consolidation came up. If these bank executives are telling us about the need for consolidation, we assume they are also telling their board members. In addition to the natural market forces behind consolidation, we heard reports from both bankers and bank consultants that the regulators are encouraging small community banks to merger. There are three contingents needed for consolidation; willing buyers, willing sellers, and regulators willing to approve merger requests. We believe current economic and regulatory conditions are bringing all three together.

The industry did experience a meaningful increase in the number of healthy bank mergers during the recent September quarter. There were over thirty deals announced. Three involved selling banks with total assets above $1 billion while the remaining deals were for small community banks. We believe the increase in merger announcements this quarter could be the beginning of a multi-year industry consolidation similar to the 1990’s. We expect deal activity will start among the small-cap financial companies then progressively move toward larger-cap firms.

Portfolio Adjustments

The financial industry is economically sensitive. Its organic growth rate and credit costs are dependent on the strength of the economy. This sensitivity is also reflected in the price action of financial stocks. You see evidence of this on days when important economic data is released that doesn’t meet the consensus estimate. Financial stocks tend to have a greater reaction to this news than the overall market does. As we mentioned, fiscal 2010 was a period of economic uncertainty which led to volatility among financial stocks. This volatility combined with a range-bound market caused us to take a more active portfolio management approach this year. During periods of long term and more linear economic growth trends, we tend to hold onto our winning positions until fundamentals change. During the past year, we were more willing to take short term gains if we felt the stocks were overbought. This view led us to sell our holdings of Brazilian bank stocks. Although we continue to like the growth prospects for Brazil, these stocks were among our best performing holdings and they reached our price targets. We would consider future investments in the country if valuations become attractive again. Please find below our top/bottom performers for the fiscal year:

Top Five Performers
Provident Financial Holdings Inc.	173.41%
First PacTrust Bancorp Inc.	137.88%
CAI International Inc.	121.04%
Sterling Bancorp	119.45%
Community National Bank of the Lakeway Area	79.49%

Bottom Five Performers
South Financial Group	-62.51%
Tidelands Bancshares Inc.	-68.95%
Flagstar Bancorp Inc.	-73.65%
First BanCorp (Puerto Rico)	-82.36%
United Western Bancorp Inc.	-88.58%

The recapitalization of the financial industry, which started last year, continued through fiscal 2010 and is expected to last into 2011. We found value in many of these equity offerings. As a result, the Fund has been an active participant in these offerings and they have contributed significantly to the Fund’s return for the year. We cannot predict how long these opportunities will continue to exist, but provided the market continues to offer what we believe to be attractively priced secondaries, the Fund will continue to participate in them. Among our top ten holdings by weight as of October 31, 2010, Orrstown Financial Services, Provident Financial Holdings, Republic First Bancorp, and Synovus Financial Corporation were purchased through secondary offerings in fiscal 2010. Additionally, 1st United Bancorp and Southern National Bancorp of Virginia were purchased through secondary offerings in fiscal 2009. We have also started to participate in more Initial Public Offerings (“IPO”s). We tend to be selective and until the latter part of the year we did not see many offerings we liked. As the quality of deals began to improve we found more that we favored. Like the secondary offerings, IPOs contributed significantly to the Fund’s return. We cannot predict whether there will be more IPOs that meet our investment standards but we will continue to search.

Alpine Dynamic Financial Services Fund

Where we are finding investment opportunities is in the smaller-cap financial companies. These stocks have been overlooked by many investors who put more value on a stock’s liquidity than on its franchise value. The above mentioned holdings fit this category. As we believe industry consolidation will begin among the smaller-cap companies, we feel these companies could benefit as either acquirors or acquirees.

In addition to our industry consolidation theme, we are also anticipating an improvement in the capital markets. During the past year there has been a flow of funds out of equities and into defensive fixed income and money market funds. This had a negative affect on trading volume at exchanges, revenue at asset managers and profits at investment brokers. As the economic recovery becomes more apparent, we believe investor conviction will return. If it does, we expect that the large amount of cash sitting on the sidelines could be reallocated to the equity and futures markets. Were this to happen, we believe other companies in the Fund’s top ten holdings could benefit. These holdings are the futures exchange, IntercontinentalExchange Inc., asset managers Blackstone Group and Sanders Morris Harris Group, and broker BGC Partners Inc.

While business conditions are still challenging, we are encouraged by the early stages of improving fundamentals. Combining these improving fundamentals with an accelerating pace of consolidation could lead to renewed interest in the sector. We believe valuations are still attractive, especially for the small-cap financials, and there is potential for meaningful long term capital gains. We wish to thank you for your continued support during these uncertain times.

Sincerely,

Peter J. Kovalski
Portfolio Manager

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. Financial institutions are subject to extensive government regulation which may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Alpine Dynamic Innovators Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)

	6 Months(1)	1 Year	3 Years	Since Inception (7/11/2006)

Alpine Dynamic Innovators Fund	-0.39%	24.72%	-9.42%	1.55%

Russell 2000 Total Return Growth Index	2.53%	28.67%	-3.81%	2.52%

NASDAQ Composite Index	2.42%	23.87%	-3.35%	5.90%

S&P 500 Index	0.74%	16.52%	-6.49%	0.45%

Lipper Multi-Cap Growth Funds Average(2)	3.42%	21.24%	-5.79%	3.29%

Lipper Multi-Cap Growth Funds Ranking(2)	N/A (3)	110/421	297/361	224/315

Gross Expense Ratio: 1.86%(4)

Net Expense Ratio: 1.54%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 7/13/2006.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Russell 2000 Total Return Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The NASDAQ Composite Index is a stock market index of all of the common stocks and similar securities listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisory fees. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index, the NASDAQ Composite Index, the S&P 500 Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

The Fund’s past performance benefited significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Innovators Fund

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Priceline.com, Inc.	9.54%
2.	Itron, Inc.	6.67%
3.	ANSYS, Inc.	6.26%
4.	Alcon, Inc.	5.66%
5.	Westport Innovations, Inc.	5.04%
6.	Air Products & Chemicals, Inc.	5.02%
7.	FLIR Systems, Inc.	4.93%
8.	Life Technologies Corp.	4.66%
9.	PowerSecure International, Inc.	4.53%
10.	MEDNAX, Inc.	4.00%

*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Dynamic Innovators Fund

Commentary

The Alpine Dynamic Innovators Fund provided a 24.72% total return for the fiscal year ended October 31, 2010. This compared with 16.52% for the S&P 500 Index. Since the inception of the Fund on July 11, 2006, the Fund has provided a 6.85% cumulative total return, comparing with 1.95% for the S&P 500 Index.

The Fund’s investment results in this latest fiscal year demonstrated many examples of growth by companies with innovative products or services. This is evident from records of the Fund’s total return for each of the top ten performing holdings for the one year period ending October 31, 2010.

The leader in the group was Priceline.com, Inc. up 138.61%, the internet based service business which provides clients with an opportunity to obtain discounted travel and hotel reservations. Its role is increasingly important in a recessionary environment, as it enabled significant cost savings for its customers.

Second in performance was Stratasys, Inc., which gained 110.51%. The outstanding innovative strength of this company has been in converting computer engineering design from a two-dimensional to a three-dimensional output. Its prototyping systems translates input design mathematics into an object by use of a three dimensional “printer”.

Third in performance, up 83.42% was Westport Innovations, Inc. This Canadian company designs and builds components to convert diesel internal combustion engines to natural gas, meeting environmental standards that reduce carbon emissions.

Fourth was Penwest Pharmaceuticals Company, whose shares rose 77.90%. It was acquired by Endo Pharmaceuticals for its distinct biotechnology products.

Mocon Inc. rose 74.96% as sustained profit growth was anticipated for its high technology medical instrumentation. Middleby Corp. produced a 64.37% total return, as sales growth resumed, reflecting its innovations in cooking equipment for the expanding food service restaurant markets. Hexcel Corp. shares rose 61.55% as demand for its composite carbon fiber based products grew, led by products used in the new Boeing “Dream Liner” passenger aircraft and wind energy markets.

Ion Geophysical Corp. rose 59.48%. The company reversed a downward path by marketing new subsea geophysical equipment to the oil industry. Next to last among the top ten is Portfolio Recovery Associates which provided a 52.07% return. This specialist in the acquisition of delayed or defaulted consumer debt sustained growth through the recession with its highly disciplined collection procedures, and, finally, received an acquisition offer.

Rounding out the top ten was Inventive Health at 51.08%. This provider of clinical development services to drug companies was acquired in a leveraged buyout.

There were some disappointments in the portfolio during this time period as well.

Bio Rad Laboratories, down 9.57%. Customer spending is still curtailed in the life sciences end markets.

Redecard down 10.01%, changes in government regulations impacted their margins.

Hewlett-Packard down 10.76%, management changes clouded HP Performance this year.

AeroVironment down 12.00%, concerns about military spending hurt this maker of drone planes.

DSP Group down 21.18%, voice and data chipset product sales were disappointing and year-end outlook was weak.

Imdex was down 24.91%. This mining supply company had a difficult time mid-year and missed earnings.

Alere down 25.88%, weak medical diagnostic system sales in Europe impacted the company negatively all year.

Scientific Learning was down 31.09%, tight school budgets hurt SCIL which makes technology based learning systems.

Alphatec Holdings down 57.90%. Pricing in the medical devices area, especially in spinal products, was challenged in 2010.

ISE Ltd., was down 99.75%. This Canadian maker of alternative energy engines did not have the funding to survive.

While these companies have records of innovative growth, they were not viewed by investors as attractive during this period. We anticipate that holding the majority of these issues should result in more favorable future developments.

Reviewing the portfolio, it is evident that the investment environment of this fiscal year was not one where all innovative achievement was eagerly sought after. The portfolio had a number of issues which were dynamic in terms of innovations, but received little interest as investors reacted negatively to the year’s health care legislation. The total return of the portfolio’s twenty-three holdings in healthcare was 16.63%. This figure was held down by limited returns of

Alpine Dynamic Innovators Fund

innovative healthcare systems leaders such as Life Technologies Corp. (+6.38%), Allscripts Healthcare Solutions (-1.87%), Mednax Inc. (+14.04%), RehabCare Group, Inc. (-7.3%) and BioReference Laboratories (+3.8%). Shares for Intuitive Surgical, Inc., the world leader in robotic surgery, rose only 6.74%. Looking ahead, our expectations are that after the original political repercussions of the healthcare legislation are past, strong growth from innovative companies will be more appropriately valued.

This Fund has more than four years of experience. Since inception on July 11, 2006, the largest percentage gain in the portfolio is the Priceline.Com shares, purchased originally on October 10, 2007 and producing a gain 298.9% since that time through October 31, 2010. An additional 2,000 shares purchased in the same month (on 10/31/10), has risen 310.26%, Ansys, Inc. shares purchased throughout 2007 rose an average of 37.7%. The highly innovative Google, Inc.’s shares, which were purchased on September 22, 2009 and December 23, 2009 rose an average of 15.6% since purchase.

Looking ahead, in a modest growth economy, such as the widely forecast plus or minus 3% per annum for 2011, innovative corporate activities should be generators of unique opportunity. Many companies with significant new product potential deliberately slowed their capital investment during the recessionary period. Now, with greater cash availability, reliquified balance sheets and visibly growing domestic and international demand, we see opportunities for potentially exceptional returns.

This Fund has now completed a four year period, where the strategy was defined, initial results achieved, and future directions visualized. We look forward to a sustained, long term investment validation of the innovation strategy.

Sincerely,

Stephen A. Lieber
Portfolio Manager

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for Fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods as well as other risks. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Alpine Dynamic Transformations Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)

	6 Months(1)	1 Year	Since Inception (12/31/2007)

Alpine Dynamic Transformations Fund	1.28%	34.11%	1.31%

S&P 500 Index	0.74%	16.52%	-5.21%

NASDAQ Composite Index	2.42%	23.87%	-1.01%

Lipper Mid-Cap Core Funds Average	0.56%	23.82%	-2.61%

Lipper Mid-Cap Core Funds Ranking	N/A (2)	2/400	42/342

Gross Expense Ratio: 2.89%(3)

Net Expense Ratio: 1.38%(3)

(1)	Not annualized.
(2)	FINRA does not recognize rankings for less than one year.
(3)	As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a stock market index of all of the common stocks and similar securities listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies. The Lipper Mid-Cap Core Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations below Lipper’s USDE large cap floor. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index, the NASDAQ Composite Index and the Lipper Mid-Cap Core Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mid-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Autoliv, Inc.	8.08%
2.	Priceline.com, Inc.	5.69%
3.	Walter Energy, Inc.	4.98%
4.	FedEx Corp.	4.97%
5.	Intuitive Surgical, Inc.	4.97%
6.	Pall Corp.	4.03%
7.	Emergency Medical
	Services Corp.	3.39%
8.	RehabCare Group, Inc.	3.36%
9.	CME Group, Inc.	3.28%
10.	Tempur-Pedic International, Inc.	3.26%

*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Transformations Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Alpine Dynamic Transformations Fund completed its second full fiscal year on October 31, 2010 with a return of 34.11%, compared with a return of 16.52% for the S&P 500 Index. Since the inception of the Fund on December 31, 2007 through October 31, 2010, it has provided an annualized total return of 1.31% as compared with the annualized -5.21% total return of the S&P 500 for the same period. Now that the Fund has completed its first two fiscal years and almost completed its third calendar year, we no longer consider it an investment vehicle in the incubation phase. We believe it has emerged as an effective, proven investment strategy and we look forward to broadening our investor base.

The underlying investment strategy of the fund can best be illustrated by the investment rationale behind the best performing holdings in the portfolio. Each one of these companies is evidence of a transformative investment opportunity. (Performance shown for holdings reflects the one year total return ending October 31, 2010.)

Priceline.com, Inc. up +137.74% has transformed the way people look at hotel and airline bookings with its internet based opportunities for travelers to name their own bid for hotel accommodations and purchase discount travel packages. We purchased this top performer in the early days of the Fund. The company has greatly enhanced its discounted hotel reservation business, and has moved further into international markets opening up major new opportunities.

Autoliv Inc. a Swedish-American leader in automobile safety equipment was up 113.43% in the fiscal year. While suffering from the sharp decline in volume as automobile production fell worldwide, the company focused on introducing new products, including airbags for less developed markets and electronic night vision safety detection systems for driver use.

Stratasys, Inc., up 110.89%, the outstanding innovative strength of this company has been in converting computer engineering design from a two-dimensional to a three-dimensional output. Its prototyping systems take mathematical inputs and produce objects from a three-dimensional “printer”.

BE Aerospace Inc, which gained 107.33% has through acquisitions diversified its revenue base. By adding more

Alpine Dynamic Transformations Fund

aftermarket parts and distribution the company has worked to combat the cyclicality of its traditional seating and interiors business for commercial and business jet aircraft.

Atlas Air Worldwide Holdings was the number 5 performer with a total return of 98.78%. This company has transformed itself from being a scheduled freight airline to an operator of outsourced charter planes for other freight carriers. They have also expanded the amount of work they do for the military.

Tenneco (TEN) gained 97.70% for the year, after being one of a number of suppliers to the auto industry that almost did not survive the severe downturn in auto production during the financial crisis. Major changes in cost structure and footprint as well as looking at their end market offerings allowed TEN to emerge a much stronger player in what is increasingly becoming an international market for suppliers.

Build-a-Bear Workshop shares rose 88.58%. The transformation of this distinct retail chain selling stuffed toy animals was achieved by broadening its line to include other creatures besides bears and establishing an internet user experience for children.

Westport Innovations Inc, gained 72.57%. It is in the commercialization stages of a major innovative program to power commercial vehicles with natural gas based fuels. After years of working with Cummins engine Westport has now signed agreements with several heavy duty truck original equipment manufactures (OEM)’s to begin offering their alternative fuel engines.

Walter Investment Management Co. was up 60.04%. This company was a spin-off from its parent, Walter Energy Inc. as part of a restructuring of the parent company, creating separate directions for growth. Larger parent, Walter Energy (also a holding) is a well positioned producer of metallurgical coal entering a period of expanding demand and corporate development, while the newly created Walter Investment Management took the smaller real estate mortgage business giving it new independence.

Cummins Inc. (CMI) rose 57.20%. CMI has been developing programs and partnerships overseas to expand its reach as the US is moving toward a more integrated model of truck and engine producers. CMI now makes nearly half their operating profits in markets such as India and China and has moved into marine and oil and gas engines to complement their truck offerings.

While not one of our top ten performers, one of the most widely recognized corporate transformations took place in the case of Starbucks Corp, one of the original holdings in the portfolio. It has gained 51.9% from initial purchase on January 8, 2008 through October 31, 2010, and the transformation is still unfolding. This is a company that saw its growth dynamic start to slow amid the recession, and looked to re-evaluate the growth path that was coming from store openings and to consider different opportunities. This included the closure of some locations, as well as a shift in strategy to offer more food items, including hot food, and to start selling more impulse items like snacks and their own version of instant coffee. They have now rolled out additional coffee flavors in the instant category. By making these changes, Starbucks has reinvigorated the brand in what had become a more mature business.

Our bottom ten performers for the fiscal year ending October 31, 2010 were:

Hewlett Packard (HPQ), down 10.76%. Our belief that after the management shake-up HPQ would make some larger strategic changes has yet to bear out.

AeroVironment, down12.00%, concern about defense spending has hurt this maker of drone airplanes.

Flotek Industries (FTK) down 12.07%, a debt funded acquisition at the top of the U.S. oil services land market in 2008 left FTK unable to solve its balance sheet problems without a great deal of dilution during the crisis.

Foster Wheeler AG down 12.64%. The engineering and construction space has not recovered yet, and the potential consolidation we anticipated has yet to play out.

Pulte Group down 12.87%. Consolidation has begun in the homebuilding space, but the stocks continue to suffer as the overhang in inventory has stymied new housing starts.

Bank of America down 27.86%. While we continue to anticipate a recovery in the banking system, headlines about mortgage put-backs and concern about the document chain in the securitization process is holding the banks back.

ReHabCare Group (RHB) down 33.24%. Changes in government reimbursement policies have really hurt RHB, and we expect that there should be remedial work to help the companies affected.

Conexant Systems down 38.78%. While Conexant has been executing on its strategy to diversify its revenue base, the legacy businesses have been worse than anticipated.

Alpine Dynamic Transformations Fund

HearUSA Inc. down 42.10%. An agreement with AARP to set up kiosks to sell hearing aids did not materialize as expected as the timing has been pushed out, and the stock has suffered commensurately.

EnergySolutions Inc (ES) down 45.30%. Losses in the trust fund to clean up a nuclear reactor derailed both the timing for the project and some of the ultimate profitability for ES.

We continue to see a list of opportunities where companies are creating new growth dynamics through transformation. Among recent purchases for the portfolio was Tempur-Pedic International (TPX), known for their space age foam mattresses. As fascination over the first iteration of their product line started to wane TPX introduced a softer version, the “cloud” series, to appeal to those who found the original was too stiff for their liking.

Looking ahead we anticipate an increase in transformative corporate merger and acquisition activity as corporate balance sheets are strong and interest rates are low. Moderate growth rates projected for the US economy, enhanced corporate liquidity without much reward for holding cash and relatively inexpensive funding costs should place more emphasis on acquisitions. After taking out excess overhead in the downturn, companies will now look for synergies in transactions. Indeed, there has already been some uptick in merger activity. The financial companies may to undergo some consolidation as lending portfolios stabilize and companies look to increase market share.

We believe there will continue to be numerous opportunities in the transformation space. The stabilization of major world economies and the lower growth they may experience coupled with the opportunities in emerging economies may also spur transformational deals in equity markets. Increasingly competitive economies and market conditions can drive managements to look for new markets, new opportunities and step-changes to drive their performance. We will continue to seek out these opportunities.

Sincerely,

Stephen A. Lieber
Portfolio Manager

Sarah Hunt
Associate Portfolio Manager

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods, as well as other risks. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Credit risk is the risk of an issuer’s inability to meet its principal and interest payment obligations.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Alpine Dynamic Balance Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	-0.79%	15.77%	-5.16%	-0.16%	3.93%

S&P 500 Index	0.74%	16.52%	-6.49%	1.73%	1.11%

Lipper Mixed-Asset Target Allocation Growth Funds Average	3.01%	14.38%	-3.42%	3.21%	2.97%

Lipper Mixed-Asset Target Allocation Growth Funds Ranking	N/A (2)	142/557	409/493	409/411	46/214

Gross Expense Ratio: 1.31%(3)

Net Expense Ratio: 1.31%(3)

(1) Not annualized.
(2) FINRA does not recognize rankings for less than one year.
(3) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mixed-Asset Target Allocation Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	U.S. Treasury Bonds, 5.250%, 11/15/2028	7.79%
	2.	U.S. Treasury Bonds, 6.000%, 02/15/2026	6.29%
	3.	Simon Property Group, Inc.	3.63%
	4.	Autoliv, Inc.	3.46%
	5.	CONSOL Energy, Inc.	3.45%
	6.	U.S. Treasury Notes, 5.000%, 08/15/2011	3.30%
	7.	Johnson & Johnson	2.73%
	8.	JPMorgan Chase & Co.	2.73%
	9.	CBL & Associates Properties, Inc.	2.49%
	10.	International Business Machines Corp.	2.28%

	*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Balance Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Balance Fund provided a 15.77% return for the fiscal year ended October 31, 2010. This compares with 14.38% for the Lipper Mixed Asset Target Allocation Growth Funds Average and 16.52% for the S&P 500 for the same period. Since its inception in June, 2001, the fund has provided a cumulative return of 43.73% as compared with a cumulative return of 32.66% for the Lipper Mixed Asset Target Allocation Growth Funds Average and 10.89% for the S&P 500 Index.

The equity market environment during the fiscal year was one of moves toward normalization, following the impact of the recession in 2008 and the beginning of recovery in 2009. The Fund’s sector of greatest strength, reflecting cyclical recovery from a seriously depressed period, was the real estate group with an average return of 51.26%. The total return for holdings in the group ranged from 101.9% for CBL & Associates to 10.16% for Dupont Fabros Technology. Two other areas that showed strength were the auto components group — represented by our holding Autoliv with a total return of 113.43% — and the electrical equipment group — represented by Ametek, a manufacturer of electrical motors and electronic instruments with a return of 55.83%, Emerson Electric which develops and manufactures process control systems, valves and analytical instruments with a return of 49.70% and Hubbell, connector systems, with a return of 10.68%. Commercial banks also showed strength in this period reflecting recovery from a seriously depressed sector with a return of 22.46%.

Following is a comparison of the fund’s top and bottom five performers for the fiscal year period:

Top five performers:
	Total Return%	Sector

Autoliv	113.43	Automotive Safety Systems
CBL & Associates	101.92	Regional Shopping Malls
Regions Financial	83.01	Regional Bank Holding Company
Cogdell Spencer	74.72	Medical Offices
New York Community Bank	68.22	Savings Bank

Alpine Dynamic Balance Fund

Bottom five performers:
	Total Return%	Sector

Penn Virginia	-26.05	Oil, Coal and Gas Production
Student Loan	-26.87	College Loans
Bank of Florida	-61.55	Regional Bank
Fannie Mae	-64.54	Mortgage Lender
Guaranty Financial	-85.29	Mortgage Lender

With the recovery, investment performance reflected the cyclicality of many businesses. Those in industrial machinery reflected the growing strength of the economy over the year. Less cyclical companies rose only moderately. Major companies which had gone through the recessionary downturn with little or no impact were obviously not looked upon as turnaround opportunities. Thus, IBM, Air Products and Chemical, Johnson & Johnson and Clorox all had modest returns of between 11% and 15%. Cyclical recovery was shown in many areas, ranging from welding supplier Lincoln Electric, rising 28.5%, to truck manufacturer Paccar, rising 36.7%, and casual dining restaurant operator Darden Restaurants, rising 55%. Cyclical diversified industries produced returns such as Lubrizol Industries 34.7% and Honeywell International 35.2%.

The Fund’s positioning in the bond market remained entirely in United States government obligations. While the longer term government bond holdings returned 7.8%, the Fund’s shorter term government bonds declined 3.6% as their premiums fell as maturity neared. We engaged in rotation, attempting to sell treasury obligations at periods of strength and replace them after price declines. At the end of the fiscal year, we had reduced the bond position and maintained a temporary cash position as part of the bond segment of the portfolio.

All Fund holdings were United States based companies. Participation in the faster growth rate of emerging market countries was obtained through ownership of multi-national companies such as IBM, 3M, Colgate and Clorox. Looking ahead, the changing pattern of world economic growth, with greater dynamics in the emerging markets, suggests that it may be prudent and profitable to include an international component in this portfolio. Our firm’s capabilities in international portfolio management are already quite broad, with portfolio managers and research analysts having a wide knowledge of economies abroad and of companies based around the world. During this latest fiscal year, for example, we have had analysts and portfolio managers visiting and inspecting companies in China, Brazil, Malaysia, India, Japan and Egypt, as well as western and central Europe and, of course, Britain. We look forward to finding and investing in dynamic opportunities in this broad geography, and also aiming to utilize the specialized research focus we have made in the study of companies with innovative and transformative business strategies.

With a modest recovery anticipated for the U.S. economy in 2011 and continued challenges in sovereign and currency markets, we anticipate a greater emphasis on dividend generation among well structured companies. While the majority of existing equity holdings in the portfolio provide significant dividend yields, we will emphasize this segment even more. With lower yields in the bond market and comparatively improved liquidity in corporate balance sheets there will be investor pressure upon managements to sustain or increase dividend payouts. We look forward to seeking to take advantage of such trends and enhancing the Fund’s dividend payout. It will be particularly important as an offset to the lower yields we are currently and prospectively receiving from the U.S. Treasury obligation of this balanced portfolio.

With the assumption that in 2011 the U.S. economy will still be operating well below capacity, even below its normal levels, economic challenges remain. Thus, risk aversion will be a continuing theme in our strategies looking ahead, while seeking appropriate capital gain and income returns for this Fund to be the foundation of an investment portfolio.

We thank our investors for their continuing support.

Sincerely,

Stephen A. Lieber
Portfolio Manager

Please see following page for important disclosure.

Alpine Dynamic Balance Fund

Past Performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing in this Fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. Fixed securities are subject to credit risk, interest rate risk and market risk. Credit risk is the risk of an issuer’s inability to meet its principal and interest payment obligations.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Dividend Yield (Funds) represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine Ultra Short Tax Optimized Income Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)

Alpine Ultra Short Tax Optimized Income Fund — Investor Class	0.71%	1.31%	2.90%	3.31%	3.15%

Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Pre-liquidation, After-tax)	0.46%	0.93%	2.73%	3.07%	2.83%

Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Post-liquidation, After-tax)	0.46%	0.93%	2.72%	3.06%	2.82%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class	-0.01%	1.05%	2.44%	3.13%	2.70%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Pre-liquidation, After-tax)	-0.22%	0.25%	2.30%	2.92%	2.44%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Post-liquidation, After-tax)	-0.01%	0.42%	2.33%	2.90%	2.47%

Barclays Capital 1 Year Municipal Bond Index	0.80%	1.81%	3.47%	3.45%	2.74%

Lipper Short Municipal Debt Funds Average(3)	1.25%	2.50%	2.62%	2.77%	2.30%

Lipper Short Municipal Debt Funds Ranking — Investor Class(3)	N/A (4)	68/78	39/61	18/55	4/42

Gross Expense Ratio (Investor Class): 0.80%(5)

Net Expense Ratio (Investor Class): 0.70%(5)

Gross Expense Ratio (Adviser Class): 1.05%(5)

Net Expense Ratio (Adviser Class): 0.95%(5)

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

(1)	Not annualized.
(2)	Investor Class shares commenced on December 5, 2002 and Adviser Class shares commenced on March 30, 2004.
Returns for indices are since December 5, 2002.
(3)	The since inception data represents the period beginning 12/31/2002.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than one month. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Fund - Adviser Class began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after 10/12/07 reflect the sales charge.

The Barclays Capital 1 Year Municipal Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Barclays Capital 1 Year Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays Capital 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Ultra Short Tax Optimized Income Fund

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Capital Beltway Funding Corp.,
	Hot Lanes - Series B, 3.500%,
	12/31/2047	3.61%
2.	Philadelphia School District Tax &
	Revenue Anticipation Notes -
	Series A, 2.500%, 06/30/2011	3.51%
3.	Citizens Property Insurance Corp.,
	Senior Secured High Risk Notes -
	Series A-2, 2.000%, 04/21/2011	3.36%
4.	Allegheny County Industrial
	Development Authority Revenue,
	Longwood Oakmont - Series A,
	2.800%, 07/01/2038	2.18%
5.	Illinois State General Obligation
	Bond Unlimited - Series B,
	3.250%, 10/01/2033	2.08%
6.	Michigan Housing Development
	Authority Revenue - Series A,
	1.600%, 04/01/2040	2.07%
7.	Puerto Rico Public Finance Corp.,
	Commonwealth - Series A,
	5.750%, 08/01/2027	1.91%
8.	Crestwood Tax Increment Revenue,
	135th & Cicero Redevelopment,
	1.500%, 12/01/2023	1.86%
9.	Chatom Industrial Development
	Board Revenue, Electric - Series A,
	1.200%, 08/01/2037	1.56%
10.	Abag Finance Authority for Nonprofit
	Corps. Revenue, Jewish Home
	San Francisco, 2.280%, 11/15/2035	1.49%

*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

(1)	Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

Commentary

We are pleased to provide you with the annual report for the Alpine Income Trust for the period ending October 31, 2010. The Income Trust includes both the Alpine Ultra Short Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

Performance Summary

The total return for the one-year period ending October 31, 2010 for the Alpine Ultra Short Tax Optimized Income Fund was 1.31% versus 2.50% for the Lipper Short Municipal Debt Funds Average, according to Lipper Analytical Services.

For the same period, the Alpine Municipal Money Market Fund had a total return of 0.20% versus a total return of .03% for the Lipper Tax Exempt Money Market Funds Average. Furthermore, Lipper Analytical Services ranked the Fund number two out of 96 funds in the Tax Exempt Money Market category for the same one-year period.

Market Overview

The US economic recovery, which started in the third quarter of 2009, has decelerated in recent months and some fear that the economy is at risk of slipping into a new recession. While national unemployment remains stubbornly above 9% and the housing recovery is far from robust, we currently believe the economy is likely to grow at a sluggish pace in the months ahead and not relapse into recession. Encouraging signs include growth in industrial production, modest expansion of payrolls and rising capital goods shipments.

In the last six months, Fed officials consistently reassured investors that an increase in the fed funds target rate, which remained in the 0.00% to 0.25% range established in late 2008, was not imminent. Most recently, with economic growth weakening, the central bank acted to avoid a passive tightening of policy stemming from activities related to its balance sheet. On August 10, the Fed adopted a policy of reinvesting principal payments from other maturing securities into Treasury securities. As a result, longer-term Treasury yields tumbled to levels not seen since the depth of the financial crisis in late 2008. Intermediate and longer-term municipal yields also declined but not as much as Treasury yields.

With municipal yields at reasonable levels relative to Treasury yields, tax-free securities were an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. Nonetheless, as in all other fixed income markets, during our reporting period municipal yields were at or near historic lows across the curve.

Municipal bond supply for the year through the end of October totaled about $340.5 billion, according to The

Bond Buyer, 1.6% higher than the same period of 2009. New supply this year reflects a steady pace of municipal borrowings for ongoing capital needs. Investor demand has remained strong, bolstered by concerns about higher federal, state and local taxes. About one-fourth of this year’s new supply represented taxable municipal issuance under the Build America Bond (BAB) program, which constricts supply of new tax-exempt securities. While we expect this year’s overall issuance to be in line with that of recent years, the expansion of the BAB program could make aggregate new tax-exempt issuance in 2010 somewhat lower than it was in 2009. At this time, it is looking less likely that the program will be extended beyond 2010 and as a result issuers are rushing to get to the market before year-end.

Many states continue to face fiscal difficulties and have been forced to take drastic actions, including tax and fee increases and spending cuts to close budget deficits. Despite the increasing negative press regarding the fiscal health of municipal issues, we do not see a near-term threat to the state’s ability to continue servicing their outstanding debts, though we have longer-term concerns about potentially onerous future pension and other postretirement obligations. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. The municipal market is made up of thousands of unique issuers in a variety of sectors, many of which continue to maintain good credit profiles.

Most municipal sectors produced good returns in the last six months, with life-care and hospital revenue bonds among the better performing segments. We remain cautious about the health care sector, in part because reform legislation passed earlier this year will lead to tighter reimbursements and state budgets could impact Medicaid payments to providers. However, we believe the sector offers selective attractive investment opportunities with reasonable credit risks. Industrial revenue and pollution control revenue bonds also did well. In contrast, tobacco bonds lagged as longer-term consumption trends do not appear to be especially positive for this sector.

Alpine Ultra Short Tax Optimized Income Fund

During the past six months, we continued the same strategy that we have been utilizing throughout 2010. As a result, we positioned the fund with the following goals in mind: 1) to keep volatility low while still providing a competitive yield, 2) to take advantage of the current interest rate environment while being mindful that interest rates are at historic lows and 3) to be defensive in the face of declining credit quality in the municipal sector. While the fund’s total return has not kept pace with funds that have large exposure to lower-

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

rated bonds or longer average maturities, we feel that our fund is well positioned based on present conditions in the marketplace. That was clearly evident as the municipal market backed off in September and October.

Upon examining the fundamentals of the municipal market over the past ten months, we saw four key factors that formulated our investment strategy. They included historically low interest rates, deteriorating credit quality, marginal liquidity and a supply/demand imbalance of tax exempt securities. When we took all four of these variables into consideration, we concluded based on the objective of the fund that it would be advantageous to keep our average weighted maturity short and take a more defensive position.

As a result, the fund’s average maturity was 175 days at the end of October, a lot shorter that that of our benchmark. With short-term rates so low we will most likely stay in this maturity range until short-term rates move higher. One aspect of this strategy is to hold more cash or near-cash investments in the portfolio. Currently we have a large portion of the fund in variable rate demand notes which can provide the fund with an attractive yield, in our opinion, relative to longer maturing securities and little volatility. One particular opportunity that we were able to capitalize on this past spring/early summer was buying Variable Rate Demand Notes (VRDN)’s guaranteed by BP Amoco. As the spill worsened in the Gulf of Mexico, tax-free overnight paper backed by BP Amoco hit levels of up to ten percent. We monitored this situation very closely and moved in and out of these bonds depending on the events of the moment. We eventually sold our entire position as the yields on these securities dropped significantly to pre-crisis levels.

Other investments included purchasing put bonds in the three to 12 month range and general market notes maturing at the end of June, 2011. These purchases helped balance out the portfolio by extending ever so slightly on the yield curve.

We believe the front end of the municipal curve will remain relatively low until such time as the Federal Open Market Committee either begins to tighten its monetary policy or the issuance of tax-exempt securities increases significantly. With the expiration of the Build America Bond program set to expire at year-end, we could very well see the supply/demand imbalance unwind in 2011.

Alpine Municipal Money Market Fund

An unchanged Federal Reserve policy, which has targeted a fed funds rate of 0.00% to 0.25% since 2008, continues to compress all money market rates. All money market asset classes, including Treasury, agency, corporate and municipal now trade in a tight range around that target. The result has been a continuation of meager yields for all fund investors.

The municipal money market curve spent most of the past six months moving in a very narrow range. Interestingly, municipal rates have stayed low despite the fact that total money fund assets across the industry continued to fall – a technical situation that normally would push rates higher. A number of factors help explain these persistently low yields; a significant drop in short variable rate debt issuance, short-term bond funds dipping into the one-year area of the money fund curve and the presence of crossover taxable money funds, which have become the marginal buyers of short-dated municipals. With the Fed expected to remain on hold for a while, we expect little change in our yield curve for some time to come.

We are finding money market-eligible municipal supply down sharply from years past for several reasons. As mentioned, short-dated variable rate demand note issuance is off year-to-date as issuers are opportunistically locking in low rates through longer-dated borrowings in the bond market. Credit quality concerns have also removed a number of names from our approved list. The slow economy and budget pressures have forced us to reevaluate borrowers that we would normally purchase in past years. The problems facing the state of California percolate down to its cities, counties and school districts making us cautious about investing in the debt of any of these issuers.

We maintained the strategy that we have had in place for the past year which was to keep the fund’s average maturity shorter than our peer group and invest heavily in variable rate demand notes. Currently, all of our holdings fall into that category except for two securities and we do not anticipate deviating from this strategy anytime soon.

Despite low yields and the credit concerns permeating the municipal market, we remain focused on the fund’s primary mandate, namely stability of principal and liquidity. Interest rate cycles are just that, cycles, and we look forward to a time when investors in the fund can feel more rewarded.

Outlook

The municipal credit environment could remain challenging for some time. Ongoing economic sluggishness, the housing market downturn and high unemployment have reduced tax revenues collected by state and local municipalities. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth and other tough conditions.

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

We continue to believe the municipal market is still a high-quality market and that there will be steady demand for municipal securities going forward, especially considering that tax rates are expected to rise in the next few years. As always, we will be on the outlook for attractively valued bonds issued by municipalities with good fundamentals.

Sincerely,

Steven C. Shachat
Portfolio Manager

Past performance is no guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

An investment in the Alpine Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investing in these Funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. The funds are also subject to credit risk, which is the risk of an issuer’s inability to meet its principal and interest payment obligations.

The Alpine Ultra Short Tax Optimized Fund is permitted to invest in Asset Backed and Mortgage- Backed Securities. Investments in these securities include additional risks that investors should be aware of and are more fully described in the prospectus. The Alpine Ultra Short Tax Optimized Fund has never invested in, does not currently hold, nor has any plans to invest in such securities.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Variable Rate Demand Note (VRDN): A debt instrument that represents borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate, such as the prime rate. The interest rate applicable to the borrowed funds is specified from the outset of the debt, and is typically equal to the specified money market rate plus an extra margin.

Build America Bonds are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. Build America Bonds were created under Section 1531 of Title I of Division B of the American Recovery and Reinvestment Act that U.S. President Barack Obama signed into law on February 17, 2009.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (12/5/02)

Alpine Municipal Money Market Fund	0.12%	0.20%	1.39%	2.23%	1.96%

Lipper Tax-Exempt Money Market Funds Average(2)	0.02%	0.03%	0.80%	1.63%	1.39%

Lipper Tax-Exempt Money Market Funds Ranking(2)	N/A (3)	2/96	1/90	1/76	1/61

Alpine Municipal Money Market Fund — Investor Class, 7-day effective yield (as of 10/31/10): 0.22%

Gross Expense Ratio: 0.55%(4)

Net Expense Ratio: 0.55%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 12/31/2002.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated February 27, 2010.
Note, the yield more closely reflects the current earnings of the money market fund than the total return.

Performance data quoted represents past performance and is not predictive of future results. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Tax-Exempt Money Market Funds Average reflects fees charged by the underlying funds. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund

Taxable Equivalent Yield as of 10/31/10 (Unaudited)

Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Effective Yield of 0.22% is Equivalent to a Taxable Yield of:

$68,000 - 137,300	$34,000 - 82,400	25%	0.29%

$137,301 - 209,250	$82,401 - 171,850	28%	0.31%

$209,251 - 373,650	$171,851 - 373,650	33%	0.33%

Over $373,650	Over $373,650	35%	0.34%

The chart reflects projected 2010 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2010 marginal tax rate.

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	State of California -
	Series DCL-049, 0.450%, 08/01/2032	5.19%
2.	Colorado Health Facilities
	Authority, NCMC, Inc. -
	Series A, 0.450%, 05/15/2030	3.04%
3.	North Carolina Medical Care
	Commission, Carolina
	Meadows, Inc., 3.080%, 12/01/2034	2.96%
4.	Vermont Housing Finance
	Agency - Series 26, 0.440%,
	05/01/2037	2.86%
5.	New Jersey Health Care Facilities
	Financing Authority, Recovery
	Management System, Inc.
	0.250%, 03/01/2030	2.42%
6.	Jacksonville Economic
	Development Commission,
	Shands Medical Center, Inc.
	0.300%, 02/01/2029	2.38%
7.	Mississippi Business Finance
	Corp., Chevron USA, Inc. -
	Series G, 0.230%, 12/01/2030	2.30%
8.	Vermont Housing Finance
	Agency - Series A, 0.440%,
	05/01/2037	2.30%
9.	Valparaiso Economic
	Development Revenue,
	Task Force Tips, Inc.
	0.440%, 05/01/2033	1.93%
10.	City of Philadelphia Tax &
	Revenue Anticipation Notes -
	Series A, 2.000%, 06/30/2011	1.72%

*

Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

(1)	Amount is less than 0.05%.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—96.4%
Automobiles & Components—4.7%
102,200	Hyundai Motor Co.	$15,440,124
213,605	Johnson Controls, Inc.	7,501,808
117,400	Renault SA (a)	6,523,675

		29,465,607

Banks—1.4%
441,615	Banco do Brasil SA	8,550,236

Capital Goods—13.6%
720,900	Atlas Copco AB	15,066,304
131,900	FLSmidth & Co. A/S	9,748,306
1,586,000	Marubeni Corp.	9,972,859
1,000,000	Mills Estruturas e Servicos de Engenharia SA (a)	12,086,102
526,000	Mitsubishi Corp.	12,648,317
951,200	Orkla ASA	9,208,934
142,877	United Technologies Corp.	10,682,913
450,404	Volvo AB (a)	6,098,979

		85,512,714

Commercial & Professional Services—2.8%
225,070	Healthcare Services Group, Inc.	5,408,432
719,419	Multiplus SA	12,058,720

		17,467,152

Consumer Durables & Apparel—5.5%
608,300	JM AB	13,204,808
64,364	Pandora A/S (a)	3,123,241
139,693	Snap-On, Inc.	7,124,343
254,221	Tupperware Brands Corp.	11,391,643

		34,844,035

Consumer Services—3.9%
478,686	Anhanguera Educacional Participacoes SA (a)	9,346,807
640,400	Estacio Participacoes SA	9,528,977
76,100	McDonalds Corp.	5,918,297

		24,794,081

Diversified Financials—6.2%
180,219	Cohen & Steers, Inc.	4,518,090
19,485	The Goldman Sachs Group, Inc.	3,136,111
279,868	JPMorgan Chase & Co.	10,531,433
1,062,630	KKR & Co. Guernsey LP (a)	13,474,148
493,813	Och-Ziff Capital Management Group, LLC	7,293,618

		38,953,400

Energy—12.3%
95,737	Apache Corp.	9,671,352
827,500	Cairn Energy PLC (a)	5,116,848
46,496	Diamond Offshore Drilling, Inc.	3,076,175
195,900	Halliburton Co.	6,241,374
117,913	Hess Corp.	7,432,056
179,371	Occidental Petroleum Corp.	14,103,942
174,349	Petroleo Brasileiro SA—ADR	5,948,788
153,745	Schlumberger, Ltd.	10,745,238
494,300	SeaDrill, Ltd.	14,972,650

		77,308,423

Shares	Security Description	Value

Common Stocks—continued
Food & Staples Retailing—1.6%
250,400	Cia Brasileira de Distribuicao Grupo Pao de Acucar	$9,830,148

Food, Beverage & Tobacco—1.1%
3,284,600	Shree Renuka Sugars, Ltd.	6,694,891

Health Care Equipment & Services—1.7%
138,100	Covidien PLC	5,506,047
238,425	Meridian Bioscience, Inc.	5,457,548

		10,963,595

Household & Personal Products—5.2%
188,404	Avon Products, Inc.	5,736,902
114,400	Colgate-Palmolive Co.	8,822,528
1,105,072	Hypermarcas SA (a)	18,262,967

		32,822,397

Materials—12.9%
63,200	BHP Billiton, Ltd.—ADR	5,219,688
98,000	Cliffs Natural Resources, Inc.	6,389,600
145,263	Freeport-McMoRan Copper & Gold, Inc.	13,753,500
575,500	Grande Cache Coal Corp. (a)	3,949,897
308,600	HudBay Minerals, Inc. (a)	4,871,517
40,630	MeadWestvaco Corp.	1,045,410
404,622	Mechel—ADR	9,528,848
100,373	The Mosaic Co.	7,343,289
713,800	Mvelaphanda Resource, Ltd. (a)	4,666,958
757,900	Northam Platinum, Ltd.	5,242,006
234,867	Teck Resources, Ltd.	10,507,950
100,399	Walter Energy, Inc.	8,831,096

		81,349,759

Media—0.8%
370,987	Regal Entertainment Group— Class A	5,008,325

Pharmaceuticals, Biotechnology & Life Sciences—3.5%
268,043	Abbott Laboratories	13,755,967
153,246	Teva Pharmaceutical Industries, Ltd.—ADR	7,953,467

		21,709,434

Real Estate—0.7%
2,604,087	Global Logistic Properties, Ltd. (a)	4,667,760

Retailing—1.8%
104,592	Abercrombie & Fitch Co.	4,482,813
144,094	TJX Companies, Inc.	6,612,474

		11,095,287

Semiconductors & Semiconductor Equipment—2.1%
301,767	Intel Corp.	6,056,464
221,916	Microchip Technology, Inc.	7,141,257

		13,197,721

Software & Services—0.5%
121,854	Microsoft Corp.	3,246,191

Technology, Hardware & Equipment—4.1%
32,300	Anixter International, Inc.	1,734,187
232,441	Hewlett-Packard Co.	9,776,468
98,426	International Business Machines Corp.	14,133,973

		25,644,628

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Common Stocks—continued
Transportation—5.1%
114,500	Cia de Concessoes Rodoviarias	$3,097,686
1,069,250	Julio Simoes Logistica SA (a)	5,653,448
50,565	Norfolk Southern Corp.	3,109,242
2,418,400	Ryanair Holdings PLC	13,908,097
75,590	United Parcel Service, Inc.	5,090,231
69,673	Werner Enterprises, Inc.	1,485,428

		32,344,132

Utilities—4.9%
1,025,900	International Power PLC	6,859,827
288,201	ITC Holdings Corp.	18,044,265
209,999	PPL Corp.	5,648,973

		30,553,065

	Total Common Stocks (Cost $498,243,730)	606,022,981

Shares	Security Description	Value

Short-Term Investments—0.0%*
237	Federated Treasury Obligations Fund, 0.02%	$237

	Total Short-Term Investments (Cost $237)	237

	Total Investments (Cost $498,243,967)—96.4%	606,023,218
	Other Assets in Excess of Liabilities—3.6%	22,820,626

	TOTAL NET ASSETS—100.0%
		$628,843,844

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non-income producing security.

AB—Aktiebolag is the Swedish equivalent of the term corporation.
ADR—American Depositary Receipt
A/S—Aktieselskab is the Danish name for a stock-based corporation.
ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
LLC—Limited Liability Company
LP—Limited Partnership
Ltd.—Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—95.2%
Aerospace & Defense—2.3%
750	United Technologies Corp.	$56,078

Beverages—4.6%
750	The Coca Cola Co.	45,990
1,000	PepsiCo, Inc.	65,300

		111,290

Capital Markets—2.1%
4,000	KKR & Co. Guernsey LP (a)	50,720

Chemicals—3.9%
700	Air Products & Chemicals, Inc.	59,479
375	Praxair, Inc.	34,253

		93,732

Commercial Banks—3.0%
1,642	Banco do Brasil SA	31,791
4,250	Sterling Bancorp	39,908

		71,699

Communications Equipment—1.0%
1,000	Cisco Systems, Inc. (a)	22,830

Construction & Engineering—2.7%
30,000	China State Construction International Holdings, Ltd.	22,835
800	Vinci SA	42,734

		65,569

Containers & Packaging—1.8%
1,250	Sonoco Products Co.	41,875

Diversified Financial Services—5.4%
2,850	Bank of America Corp.	32,604
120	CME Group, Inc.	34,758
1,000	JPMorgan Chase & Co.	37,630
750	NYSE Euronext	22,980

		127,972

Diversified Telecommunication Services—1.7%
2,750	Deutsche Telekom AG—ADR	39,628

Electric Utilities—1.9%
243	EVN AG	3,859
1,800	Light SA	22,676
700	PPL Corp.	18,830

		45,365

Energy Equipment & Services—5.1%
1,000	Schlumberger, Ltd.	69,889
1,750	Seadrill, Ltd.	53,009

		122,898

Food & Staples Retailing—3.1%
1,250	Sysco Corp.	36,825
1,100	Walgreen Co.	37,268

		74,093

Food Products—5.3%
1,500	Archer-Daniels-Midland Co.	49,979
1,180	General Mills, Inc.	44,297
500	The J.M. Smucker Co.	32,140

		126,416

Gas Utilities—1.3%
1,000	UGI Corp.	30,090

Shares	Security Description	Value

Common Stocks—continued
Health Care Equipment & Supplies—1.9%
600	Becton, Dickinson & Co.	$45,312

Health Care Providers & Services—0.8%
500	UnitedHealth Group, Inc.	18,025

Household Durables—2.5%
1,175	Snap-On, Inc.	59,925

Household Products—3.9%
660	Kimberly-Clark Corp.	41,804
800	The Procter & Gamble Co.	50,857

		92,661

Industrial Conglomerates—3.9%
625	3M Co.	52,637
1,050	Tyco International Ltd.	40,194

		92,831

IT Services—2.4%
400	International Business Machines Corp.	57,440

Machinery—3.4%
1,000	Dover Corp.	53,100
3,000	Rocky Mountain Dealerships, Inc.	27,503

		80,603

Media—2.1%
2,400	Comcast Corp.—Class A	49,392

Metals & Mining—3.7%
350	Cliffs Natural Resources, Inc.	22,820
2,050	Vale SA—ADR	65,887

		88,707

Multi-Utilities—1.3%
1,450	Avista Corp.	31,668

Oil, Gas & Consumable Fuels—4.6%
750	Chevron Corp.	61,958
1,400	El Paso Pipeline Partners LP	47,180

		109,138

Personal Products—0.9%
1,300	Hypermarcas SA (a)	21,484

Pharmaceuticals—2.0%
950	Abbott Laboratories	48,754

Real Estate Investment Trusts—0.9%
1,389	Apollo Commercial Real Estate Finance, Inc.	22,627

Road & Rail—4.2%
900	Norfolk Southern Corp.	55,340
3,700	Tegma Gestao Logistica SA	45,654

		100,994

Semiconductors & Semiconductor Equipment—4.8%
1,000	Applied Materials, Inc.	12,360
2,250	Intel Corp.	45,158
1,800	Linear Technology Corp.	58,014

		115,532

Software—2.5%
1,750	Microsoft Corp.	46,620
150	Totvs SA	13,612

		60,232

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Common Stocks—continued
Specialty Retail—1.6%
1,000	Guess?, Inc.	$38,920

Textiles, Apparel & Luxury Goods—1.0%
300	VF Corp.	24,972

Thrifts & Mortgage Finance—1.6%
3,950	Brookline Bancorp Inc.	38,473

	Total Common Stocks (Cost $2,013,366)	2,277,945

Shares	Security Description	Value

Short-Term Investments—4.5%
107,344	Federated Treasury Obligations Fund, 0.02%	$107,344

	Total Short-Term Investments (Cost $107,344)	107,344

	Total Investments (Cost $2,120,710)—99.7%	2,385,289
	Other Assets in Excess of Liabilities—0.3%	8,150

	TOTAL NET ASSETS 100.0%	$2,393,439

Percentages are states as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipts
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
LP—Limited Partnership
Ltd.—Limited
SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—109.0%
Capital Markets—23.2%
10,000	Artio Global Investors, Inc.	$155,700
30,850	BGC Partners, Inc.	214,099
20,000	Blackstone Group LP	269,599
43,033	Cowen Group, Inc. (a)	150,616
15,000	Fortress Investment Group LLC (a)	66,000
18,500	GFI Group, Inc.	88,615
2,000	Investment Technology Group, Inc. (a)	28,480
13,000	JMP Group, Inc.	86,450
1,000	Legg Mason, Inc.	31,030
25,100	MF Global Ltd. (a)	196,533
2,000	Och-Ziff Capital Management Group LLC	29,540
7,500	OptionsXpress Holdings, Inc. (a)	119,775
1,200	Piper Jaffray Companies, Inc. (a)	37,164
25,000	Rodman & Renshaw Capital Group, Inc. (a)	71,750
38,670	Sanders Morris Harris Group, Inc.	224,286
4,000	TradeStation Group, Inc. (a)	21,960

		1,791,597

Commercial Banks—54.9%
45,165	1st United Bancorp, Inc. (a)	271,893
3,000	American River Bankshares (a)	17,370
53,940	Bank of Commerce Holdings	207,669
55,712	Bank of Virginia (a)	110,031
55,000	Banner Corp.	91,300
13,428	Barclays PLC	59,084
14,000	Boston Private Financial Holdings, Inc.	79,940
15,000	California United Bank (a)	161,250
4,000	Cardinal Financial Corp.	39,960
23,800	Centerstate Banks, Inc.	176,120
27,837	Citizens First Corp. (a)	203,210
7,000	Columbia Banking System, Inc.	127,470
4,700	Community National Bank of the Lakeway Area (a)	16,450
73,000	Emirates NBD PJSC	65,191
4,800	Evans Bancorp, Inc.	67,200
25,000	First Bancorp of Puerto Rico (a)	7,625
4,000	First Business Financial Services, Inc.	41,000
80,000	First California Financial Group, Inc. (a)	196,800
1,260	First Community Bank Corp. of America (a)	2,759
9,000	FirstMerit Corp.	154,620
37,000	National Bank of Greece SA—ADR	83,620
10,200	New Centry Bancorp, Inc. (a)	40,494
2,000	North Valley Bancorp (a)	3,340
2,375	Old Point Financial Corp.	25,484
4,000	Oriental Financial Group, Inc.	52,920
12,500	Orrstown Financial Services, Inc.	321,875
12,042	Pacific Mercantile Bancorp (a)	38,053
18,276	Pacific Premier Bancorp (a)	95,766
131,000	Republic First Bancorp, Inc. (a)	284,270
3,120	Rurban Financial Corp.	9,048

Shares	Security Description	Value

Common Stocks—continued
Commercial Banks—continued
5,000	Savannah Bancorp, Inc.	$40,200
100,000	Seacoast Banking Corp. of Florida (a)	125,000
38,750	Southern National Bancorp of Virginia, Inc. (a)	296,050
5,000	State Bancorp, Inc.	45,900
2,500	Sterling Bancorp	23,475
33,293	Sterling Bancshares, Inc.	179,449
6,000	Summit State Bank	38,700
152,347	Synovus Financial Corp.	329,071
22,663	Tidelands Bancshares, Inc. (a)	24,929
34,300	United Community Banks, Inc. (a)	67,228
2,430	Valley Commerce Bancorp (a)	18,395
1,974	Yadkin Valley Financial Corp. (a)	4,599

		4,244,808

Diversified Financial Services—17.5%
7,124	BM&F Bovespa SA	59,412
65,000	Bolsa Mexicana de Valores SA de CV	118,072
27,693	Citigroup, Inc. (a)	115,480
665	CME Group, Inc.	192,617
5,173	Interactive Brokers Group, Inc. (a)	96,839
4,315	IntercontinentalExchange, Inc. (a)	495,663
7,000	The NASDAQ OMX Group, Inc. (a)	147,140
4,000	NYSE Euronext	122,560

		1,347,783

Industrial Conglomerates—1.5%
7,000	General Electric Co.	112,140

Real Estate Investment Trusts—0.9%
3,700	Chatham Lodging Trust (a)	68,228

Thrifts & Mortgage Finance—11.0%
24,101	Alliance Bancorp, Inc. of Pennsylvania	179,311
1,700	Astoria Financial Corp.	21,114
5,000	Central Federal Corp. (a)	4,850
2,144	Fidelity Bancorp, Inc.	12,382
5,895	First Pactrust Bancorp, Inc.	67,793
40,000	Flagstar Bancorp, Inc. (a)	52,000
8,650	HopFed Bancorp, Inc.	78,023
1,100	Parkvale Financial Corp.	8,800
50,000	Provident Financial Holdings, Inc.	339,500
14,000	Riverview Bancorp, Inc. (a)	30,520
130,000	United Western Bancorp, Inc. (a)	54,470

		848,763

	Total Common Stocks (Cost $12,246,375)	8,413,319

Investment Companies—1.5%
1,950	Direxion Daily Financial Bear 3X Shares (a)	24,629
4,000	Direxion Daily Large Cap Bear 3X Shares (a)	43,840
2,500	ProShares UltraShort Financials (a)	47,625

	Total Investment Companies (Cost $331,194)	116,094

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Short-Term Investments—0.0%*
702	Federated Treasury Obligations Fund, 0.02%	$702

	Total Short-Term Investments (Cost $702)	702

	Total Investments (Cost $12,578,271)—110.5%	8,530,115
	Liabilities in Excess of Other Assets—(10.5)%	(812,310)

	TOTAL NET ASSETS 100.0%	$7,717,805

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non-income producing security.

ADR—American Depositary Receipt
Co.—Company
Corp.—Corporation
Inc.—Incorporated
LLC—Limited Liability Company
LP—Limited Partnership
Ltd.—Limited
NBD—National Bank of Dubai
PJSC—Public Joint Stock Company
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV—Sociedad Anonima de Capital Variable. It is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—97.9%
Aerospace & Defense—2.3%
4,000	Aerovironment, Inc. (a)	$93,840
10,000	Hexcel Corp. (a)	177,700

		271,540

Auto Components—5.0%
32,857	Westport Innovations, Inc. (a)	597,283

Biotechnology—0.8%
5,000	Myriad Genetics, Inc. (a)	99,650

Chemicals—6.1%
7,000	Air Products & Chemicals, Inc.	594,790
15,000	Zagg, Inc. (a)	124,500

		719,290

Commercial Banks—2.3%
11,000	SunTrust Banks, Inc.	275,220

Computers & Peripherals—2.5%
5,000	Hewlett-Packard Co.	210,300
3,000	Synaptics, Inc. (a)	80,790

		291,090

Diversified Financial Services—2.0%
800	CME Group, Inc.	231,720

Diversified Telecommunication Services—1.2%
2,500	AboveNet, Inc. (a)	142,225

Electrical Equipment—6.1%
20,000	LSI Industries, Inc.	185,000
57,000	PowerSecure International, Inc. (a)	536,370

		721,370

Electronic Equipment, Instruments & Components—12.4%
21,000	FLIR Systems, Inc. (a)	584,640
13,000	Itron, Inc. (a)	790,010
6,975	MOCON, Inc.	94,163

		1,468,813

Health Care Equipment & Supplies—10.5%
5,000	ABIOMED, Inc. (a)	51,550
4,000	Alcon, Inc.	670,879
5,000	Alere, Inc. (a)	147,750
1,400	Intuitive Surgical, Inc. (a)	368,130

		1,238,309

Health Care Providers & Services—9.4%
17,000	Bio-Reference Laboratories, Inc. (a)	366,520
3,000	HMS Holdings Corp. (a)	180,330
8,000	MEDNAX, Inc. (a)	473,680
4,226	RehabCare Group, Inc. (a)	93,944

		1,114,474

Health Care Technology—1.0%
6,428	Allscripts-Misys Healthcare Solutions, Inc. (a)	122,711

Internet & Catalog Retail—9.6%
3,000	Priceline.com, Inc. (a)	1,130,430

Internet Software & Services—3.6%
700	Google, Inc.—Class A (a)	429,093

Shares	Security Description	Value

Common Stocks—continued
Life Sciences Tools & Services—6.5%
1,000	Bio-Rad Laboratories, Inc.—Class A (a)	$90,620
4,000	Charles River Laboratories International, Inc. (a)	131,080
11,000	Life Technologies Corp. (a)	551,980

		773,680

Machinery—5.5%
4,000	Flowserve Corp.	400,000
25,000	ISE Ltd. (a)(b)	245
3,391	Middleby Corp. (a)	253,172

		653,417

Pharmaceuticals—0.5%
5,000	The Medicines Co. (a)	63,850

Semiconductors & Semiconductor Equipment—3.0%
15,000	DSP Group, Inc. (a)	107,400
6,000	Veeco Instruments, Inc. (a)	251,100

		358,500

Software—7.6%
16,400	ANSYS, Inc. (a)	742,100
2,000	Quality Systems, Inc.	128,520
8,000	Scientific Learning Corp. (a)	27,840

		898,460

	Total Common Stocks (Cost $10,856,541)	11,601,125

Short-Term Investments—2.3%
271,737	Federated Treasury Obligations Fund, 0.02%	271,737

	Total Short-Term Investments (Cost $271,737)	271,737

	Total Investments (Cost $11,128,278)—100.2%	11,872,862
	Liabilities in Excess of Other Assets—(0.2)%	(25,893)

	TOTAL NET ASSETS 100.0%	$11,846,969

Percentages are states as a percent of net assets.

(a) Non-income producing security.

(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised less than 0.05% of the Fund’s net assets.

Co.—Company
Corp.—Corporation
Inc.—Incorporated
Ltd.—Limited

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Transformations Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—96.2%
Aerospace & Defense—3.4%
1,500	Aerovironment, Inc. (a)	$35,190
4,000	BE Aerospace, Inc. (a)	147,040

		182,230

Air Freight & Logistics—8.0%
3,100	Atlas Air Worldwide Holdings, Inc. (a)	162,006
3,000	FedEx Corp.	263,160

		425,166

Auto Components—13.0%
6,000	Autoliv, Inc.	427,800
4,063	Tenneco, Inc. (a)	132,535
6,897	Westport Innovations, Inc. (a)	124,974

		685,309

Biotechnology—1.9%
5,000	Myriad Genetics, Inc. (a)	99,650

Chemicals—1.9%
1,000	Lubrizol Corp.	102,490

Commercial Banks—2.0%
1,000	PNC Financial Services Group, Inc.	53,900
1,991	Wells Fargo & Co.	51,925

		105,825

Commercial Services & Supplies—0.5%
6,000	EnergySolutions, Inc.	28,140

Computers & Peripherals—2.4%
3,000	Hewlett-Packard Co.	126,180

Diversified Financial Services—5.4%
10,000	Bank of America Corp.	114,400
600	CME Group, Inc.	173,791

		288,191

Electronic Equipment, Instruments & Components—2.6%
4,940	FLIR Systems, Inc. (a)	137,530

Health Care Equipment & Supplies—11.5%
2,000	Edwards Lifesciences Corp. (a)	127,820
50,000	HearUSA, Inc. (a)	50,000
1,000	Intuitive Surgical, Inc. (a)	262,949
3,000	Teleflex, Inc.	167,250

		608,019

Health Care Providers & Services—6.8%
3,305	Emergency Medical Services Corp. (a)	179,726
8,000	RehabCare Group, Inc. (a)	177,840

		357,566

Health Care Technology—0.5%
1,428	Allscripts Healthcare Solutions (a)	27,260

Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—2.7%
5,000	Starbucks Corp.	$142,400

Household Durables—6.6%
3,000	Pulte Homes, Inc. (a)	23,550
3,000	Snap-On, Inc.	153,000
5,000	Tempur-Pedic International, Inc. (a)	172,500

		349,050

Industrial Conglomerates—3.1%
10,300	General Electric Co.	165,006

Internet & Catalog Retail—5.7%
800	Priceline.com, Inc. (a)	301,448

Internet Software & Services—2.3%
200	Google, Inc.—Class A (a)	122,598

Machinery—4.7%
400	Cummins, Inc.	35,240
5,000	Pall Corp.	213,350

		248,590

Oil, Gas & Consumable Fuels—5.7%
372	Apache Corp.	37,579
3,000	Walter Energy, Inc.	263,880

		301,459

Real Estate Investment Trusts—0.4%
1,095	Walter Investment Management Corp.	20,060

Semiconductors & Semiconductor Equipment—0.3%
10,000	Conexant Systems, Inc. (a)	15,100

Software—2.8%
5,000	Oracle Corp.	147,000

Textiles, Apparel & Luxury Goods—2.0%
4,000	Maidenform Brands, Inc. (a)	107,040

	Total Common Stocks (Cost $4,102,984)	5,093,307

Short-Term Investments—4.2%
221,113	Federated Treasury Obligations Fund, 0.02%	221,113

	Total Short-Term Investments (Cost $221,113)	221,113

	Total Investments (Cost $4,324,097)—100.4%	5,314,420
	Liabilities in Excess of Other Assets—(0.4)%	(20,220)

	TOTAL NET ASSETS 100.0%	$5,294,200

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Co.—Company
Corp.—Corporation
Inc.—Incorporated

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—67.8%
Aerospace & Defense—1.1%
15,000	Honeywell International, Inc.	$706,650

Auto Components—3.5%
30,500	Autoliv, Inc.	2,174,650

Capital Markets—1.7%
25,900	State Street Corp.	1,081,584

Chemicals—1.3%
3,200	Air Products & Chemicals, Inc.	271,904
25,000	RPM International, Inc.	517,750

		789,654

Commercial Banks—4.6%
18,000	Bancorp Rhode Island, Inc.	523,620
10,000	Pacific Continental Corp.	83,100
5,000	PNC Financial Services Group, Inc.	269,500
7,495	Southside Bancshares, Inc.	140,981
2,293	Susquehanna Bancshares, Inc.	18,115
31,500	Valley National Bancorp	420,210
69,501	Webster Financial Corp.	1,189,856
10,432	Wells Fargo & Co.	272,067

		2,917,449

Commercial Services & Supplies—1.1%
27,500	McGrath RentCorp	696,025

Diversified Financial Services—6.2%
63,041	Bank of America Corp.	721,189
143,670	Citigroup, Inc. (a)	599,104
2,600	CME Group, Inc.	753,090
45,600	JPMorgan Chase & Co.	1,715,928
10,406	Medallion Financial Corp.	83,560

		3,872,871

Electric Utilities—2.3%
51,000	Allegheny Energy, Inc.	1,183,200
6,900	American Electric Power Co., Inc.	258,336

		1,441,536

Electrical Equipment—2.2%
15,000	AMETEK, Inc.	810,750
10,700	Emerson Electric Co.	587,430

		1,398,180

Food & Staples Retailing—3.0%
20,000	CVS Caremark Corp.	602,400
20,000	Sysco Corp.	589,200
20,000	Walgreen Co.	677,600

		1,869,200

Food Products—1.5%
10,000	H.J. Heinz Co.	491,100
9,000	Kellogg Co.	452,340

		943,440

Health Care Equipment & Supplies—3.4%
4,000	Alcon, Inc.	670,880
8,600	Becton, Dickinson & Co.	649,472
15,000	Teleflex, Inc.	836,250

		2,156,602

Health Care Providers & Services—1.2%
13,000	MEDNAX, Inc. (a)	769,730

Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—0.7%
10,000	Darden Restaurants, Inc.	$457,100

Household Durables—1.0%
20,000	Hovnanian Enterprises, Inc.—Class A (a)	71,200
28,000	Lennar Corp.—Class A	406,280
20,000	Pulte Homes, Inc. (a)	157,000

		634,480

Household Products—0.5%
4,000	Colgate-Palmolive Co.	308,480

Industrial Conglomerates—3.2%
10,000	3M Co.	842,200
74,600	General Electric Co.	1,195,092

		2,037,292

Insurance—0.7%
5,000	Chubb Corp.	290,100
12,227	Fidelity National Financial, Inc.—Class A	163,720

		453,820

IT Services—2.5%
5,374	Fidelity National Information Services, Inc.—Class A	145,635
10,000	International Business Machines Corp.	1,436,000

		1,581,635

Machinery—1.4%
14,800	Lincoln Electric Holdings, Inc.	884,448

Media—0.2%
7,692	CBS Corp.—Class B	130,226

Metals & Mining—0.8%
5,000	Freeport-McMoRan Copper & Gold, Inc.	473,400

Oil, Gas & Consumable Fuels—6.0%
59,000	CONSOL Energy, Inc.	2,168,840
8,000	El Paso Pipeline Partners LP	269,600
13,000	Hess Corp.	819,390
20,000	Penn Virginia Corp.	296,400
7,547	World Fuel Services Corp.	213,052

		3,767,282

Pharmaceuticals—3.3%
7,000	Abbott Laboratories	359,240
27,000	Johnson & Johnson	1,719,090

		2,078,330

Real Estate Investment Trusts—9.7%
13,000	Boston Properties, Inc.	1,120,470
100,000	CBL & Associates Properties, Inc.	1,568,000
13,804	Developers Diversified Realty Corp.	178,072
46,357	DiamondRock Hospitality Co.	490,457
4,286	DuPont Fabros Technology, Inc.	107,579
12,700	ProLogis	173,355
23,823	Simon Property Group, Inc.	2,287,483
20,000	Two Harbors Investment Corp.	184,400

		6,109,816

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Common Stocks—continued
Road & Rail—1.5%
15,000	Norfolk Southern Corp.	$922,350

Semiconductors & Semiconductor Equipment—0.5%
10,000	Microchip Technology, Inc.	321,800

Thrifts & Mortgage Finance—0.9%
75,600	Federal National Mortgage Association (a)	28,955
31,500	New York Community Bancorp, Inc.	533,295

		562,250

Trading Companies & Distributors—1.0%
15,000	WESCO International, Inc. (a)	642,300

Water Utilities—0.8%
20,000	SJW Corp.	484,000

	Total Common Stocks (Cost $45,097,176)	42,666,580

Principal Amount	Security Description	Value

Bonds and Notes—17.4%
U.S. Treasury Bonds—14.1%
$3,000,000	6.000%, 02/15/2026	$3,959,532
4,000,000	5.250%, 11/15/2028	4,902,500

		8,862,032

U.S. Treasury Notes—3.3%
2,000,000	5.000%, 08/15/2011	2,075,470

	Total Bonds and Notes (Cost $10,288,598)	10,937,502

Shares

Short-Term Investments—12.5%
7,879,324	Federated Treasury Obligations Fund, 0.02%	7,879,324

	Total Short-Term Investments (Cost $7,879,324)	7,879,324

	Total Investments (Cost $63,265,098)—97.7%	61,483,406

	Other Assets in Excess of Liabilities—2.3%	1,450,165

	TOTAL NET ASSETS 100.0%	$62,933,571

Percentages are states as a percent of net assets.

(a) Non-income producing security.

Co.—Company
Corp.—Corporation
Inc.—Incorporated
LP—Limited Partnership

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—98.8%
Alabama—4.7%
$1,000,000	Birmingham-Baptist Medical
	Centers Special Care Facilities
	Financing Authority Revenue,
	Baptist Health Systems, Inc.—
	Series A
	(CS: Baptist Health)
	5.000%, 11/05/2010	$1,000,790
5,000,000	Chatom Industrial Development
	Board Gulf Opportunity Zone
	Revenue, Powersouth Energy
	Cooperative—Series A
	(SPA: National Rural Utilities
	Finance)
	0.900%, 11/15/2038
	(Putable on 11/05/2010)	5,000,000
2,000,000	Chatom Industrial Development
	Board Pollution Control
	Revenue, Electric—Series C
	(SPA: National Rural Utilities
	Finance)
	1.050%, 12/01/2024
	(Putable on 12/01/2010)	2,000,020
22,500,000	Chatom Industrial Development
	Board Revenue, Electric—Series A
	(SPA: National Rural Utilities
	Finance)
	1.200%, 08/01/2037
	(Putable on 02/01/2011)	22,498,649
550,000	Cullman Healthcare Authority,
	Cullman Regional Medical
	Center—Series A
	(CS: Cullman Medical Center,
	Cullman County Healthcare
	Authority)
	5.000%, 02/01/2011	554,186
5,795,000	Health Care Authority for Baptist
	Health—Series A
	(CS: Baptist Health)
	6.125%, 11/15/2036
	(Putable on 05/15/2012)	6,067,365
5,050,000	Health Care Authority for Baptist
	Health—Series B, ARN
	(CS: Assured Guaranty, Baptist
	Health)
	0.950%, 11/15/2037
	(Putable on 11/05/2010)	5,050,000
1,660,000	Madison Industrial Development
	Board Revenue, WL Halsey
	Grocery Co., VRDN
	(LOC: Regions Bank)
	1.450%, 04/01/2016
	(Putable on 11/05/2010) (a)	1,660,000
20,000,000	Mobile Industrial Development
	Board Pollution Control Revenue,
	Alabama Power Co.—Barry Plant
	(CS: Alabama Power Co.)
	1.000%, 07/15/2034
	(Putable on 08/16/2011)	20,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Alabama—continued
	Montgomery Industrial
	Development Board Revenue,
	Kinpak, Inc., VRDN
	(LOC: Regions Bank)
$510,000	2.000%, 03/01/2012 (a)	$510,000
2,510,000	2.000%, 06/01/2017
	(Putable on 11/05/2010) (a)	2,510,000

		66,851,010

Arizona—2.0%
8,200,000	Cochise County Pollution Control
	Corp. Revenue, Arizona Electric
	Power Cooperative, Inc. Project
	1.240%, 09/01/2024
	(Putable on 03/01/2011)	8,199,262
4,120,000	Coconino County Pollution Control
	Corp. Revenue, Arizona Public
	Services Navajo—Series A
	(CS: Arizona Public Service Corp.)
	3.625%, 10/01/2029
	(Putable on 07/13/2013)	4,162,560
500,000	Flagstaff, Aspen Place Sawmill
	Improvement District
	(CS: Flagstaff Arizona Revenue)
	5.000%, 01/01/2013	501,475
3,300,000	Maricopa County Pollution Control
	Corp., Arizona Public Services
	Co.—Series B
	(CS: Arizona Public Service Corp.)
	5.500%, 05/01/2029
	(Putable on 05/01/2012)	3,456,750
6,000,000	Navajo County Pollution Control
	Corp.—Series A
	(CS: Arizona Public Service Corp.)
	5.000%, 06/01/2034
	(Putable on 06/01/2012)	6,279,060
5,450,000	Scottsdale Industrial Development
	Authority Variable Hospital
	Revenue, ARN
	(CS: Assured Guaranty)
	0.990%, 09/01/2045
	(Putable on 11/05/2010)	5,450,000

		28,049,107

Arkansas—0.9%
1,000,000	County of Baxter Revenue,
	Baxter County Hospital
	(CS: Baxter County Regional
	Hospital, Inc.)
	3.000%, 09/01/2011	1,011,780
5,200,000	State Development Finance
	Authority, Capri Apartments—
	Series F, VRDN
	(LOC: Regions Bank)
	1.350%, 10/01/2030
	(Putable on 11/05/2010) (a)	5,200,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Arkansas—continued
$7,500,000	State Development Finance
	Authority, Chapelridge Benton—
	Series C, VRDN
	(LOC: Regions Bank)
	1.350%, 06/01/2032
	(Putable on 11/05/2010) (a)	$7,500,000

		13,711,780

California—11.9%
21,500,000	Abag Finance Authority for
	Nonprofit Corps. Revenue,
	Jewish Home San Francisco, VRDN
	(LOC: Allied Irish Bank PLC)
	2.280%, 11/15/2035
	(Putable on 11/01/2010) (a)	21,500,000
800,000	Alameda Public Finance Authority
	Revenue, Harbor Bay—Series A
	(CS: Alameda Public Finance
	Authority)
	4.000%, 09/02/2011	816,632
790,000	Bay Area Government Association,
	Acceleration Notes
	(CS: XLCA)
	5.000%, 08/01/2013	791,699
5,600,000	California Infrastructure &
	Economic Development Bank
	Revenue, East Bay SPCA Project,
	VRDN
	(LOC: Allied Irish Bank PLC)
	2.750%, 10/01/2027
	(Putable on 11/05/2010) (a)	5,600,000
10,000,000	California Municipal Finance
	Authority Revenue, Republic
	Services
	0.875%, 09/01/2021
	(Putable on 01/03/2011)	10,000,300
13,000,000	California Pollution Control
	Financing Authority Revenue,
	Republic Services
	1.000%, 08/01/2023
	(Putable on 02/01/2011)	13,000,000
10,700,000	Palomar Pomerado Health Care—
	Series A, ARN
	(CS: Assured Guaranty)
	0.850%, 11/01/2036
	(Putable on 11/05/2010)	10,700,000
2,000,000	Palomar Pomerado Health Care—
	Series B, ARN
	(CS: Assured Guaranty)
	0.850%, 11/01/2036
	(Putable on 11/05/2010)	2,000,000
17,350,000	Palomar Pomerado Health Care—
	Series C, ARN
	(CS: Assured Guaranty)
	0.950%, 11/01/2036
	(Putable on 11/05/2010)	17,350,000
15,975,000	Pittsburg Public Financing
	Authority Water Revenue, VRDN
	(LOC: Allied Irish Bank PLC)
	2.600%, 06/01/2035
	(Putable on 11/05/2010) (a)	15,975,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$3,410,000	Sacramento County Certificates
	(CS: Sacramento County)
	5.000%, 02/01/2011	$3,438,576
1,700,000	State General Obligation
	Unlimited—Series B—Subseries
	B-5, VRDN
	(LOC: DEPFA Bank PLC)
	1.500%, 05/01/2040
	(Putable on 11/05/2010) (a)	1,700,000
300,000	State Housing Finance Agency
	Revenue, Multifamily
	Housing—Series A, VRDN
	(CS: Assured Guaranty)
	3.700%, 02/01/2034
	(Putable on 11/05/2010) (a)	300,000
7,900,000	State Infrastructure & Economic
	Development Bank Revenue,
	California Academy—Series B, VRDN
	(LOC: Allied Irish Bank PLC)
	2.180%, 09/01/2038
	(Putable on 11/01/2010) (a)	7,900,000
7,655,000	State Municipal Finance Authority
	Revenue, Vacaville Christian
	Schools, VRDN
	(LOC: Allied Irish Bank PLC)
	3.050%, 08/01/2037
	(Putable on 11/05/2010) (a)	7,655,000
15,000,000	State Pollution Control Finance
	Authority Solid Waste Revenue,
	Republic Services—Series A
	(CS: Republic Services, Inc.
	California Pollution Control)
	1.300%, 08/01/2023
	(Putable on 02/01/2011)	15,000,000
3,655,000	State Pollution Control Finance
	Authority Solid Waste Revenue,
	Republic Services—Series B, VRDN
	(CS: Republic Services, Inc.
	California Pollution Control)
	1.000%, 08/01/2024
	(Putable on 02/01/2011) (a)	3,655,000
125,000	State Township Health Care
	District Revenue—Series A
	(CS: Washington California
	Healthcare Authority)
	4.500%, 07/01/2011	128,338
3,750,000	Statewide Communities
	Development Authority Solid
	Waste Facilities Revenue,
	Waste Management, Inc.
	(CS: Waste Management, Inc.)
	1.875%, 04/01/2011	3,752,325
	Twin Rivers Unified School District,
	School Facilities Boarding Program
	(CS: Assured Guaranty)
5,000,000	3.500%, 06/01/2035
	(Putable on 05/01/2013)	5,000,000
10,000,000	3.500%, 06/01/2027
	(Putable on 05/31/2013)	10,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$15,095,000	Watereuse Finance Authority
	Revenue, VRDN
	(CS: Assured Guaranty;
	SPA: DEPFA Bank PLC)
	3.750%, 05/01/2028
	(Putable on 11/05/2010) (a)	$15,095,000

		171,357,870

Colorado—1.0%
7,895,000	Denver City & County Airport
	Revenue—Series A
	(CS: AMBAC)
	6.000%, 11/15/2011	7,925,080
1,900,000	Denver City & County Airport
	Revenue, Subseries A3
	(CS: Assured Guaranty)
	5.000%, 11/15/2032
	(Putable on 05/15/2011)	1,940,318
3,000,000	Denver City & County Airport
	Revenue, Subseries A4
	5.250%, 11/15/2032
	(Putable on 05/15/2011)	3,067,650
1,000,000	E-470 Public Highway Authority
	Revenue, Series A-2
	(CS: MBIA)
	5.000%, 09/01/2039
	(Putable on 09/01/2011)	1,027,970

		13,961,018

Connecticut—0.4%
5,000,000	State Development Authority,
	Light & Power—Series A
	1.400%, 05/01/2031
	(Putable on 04/01/2011)	5,000,400

Delaware—0.3%
5,000,000	State Economic Development
	Authority Revenue, Delmarva
	P&L—Series A, VRDN
	(CS: Delmarva Power & Light)
	0.700%, 10/01/2017
	(Putable on 11/01/2010) (a)	5,000,000

Florida—7.2%
1,000,000	Arcadia Housing Authority,
	Arcadia Oaks Associated, Ltd.
	(CS: TransAmerica Life
	Insurance Co.)
	4.250%, 01/01/2012	1,000,510
8,045,000	Broward County Housing Finance
	Authority, Golf View Gardens
	Apartments, VRDN
	(LOC: Regions Bank)
	3.000%, 11/01/2043
	(Putable on 11/05/2010) (a)	8,045,000
2,705,000	Cape Coral Water & Sewer Revenue
	(CS: Cape Coral Water & Sewer)
	6.000%, 10/01/2011	2,771,651
1,700,000	Citizens Property Insurance Corp.,
	Senior Secured High Risk
	Notes—Series A
	(CS: MBIA)
	5.000%, 03/01/2011	1,723,528

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$48,000,000	Citizens Property Insurance Corp.,
	Senior Secured High Risk
	Notes—Series A-2
	(CS: Citizens Property Insurance
	Corp.)
	2.000%, 04/21/2011	$48,276,479
3,300,000	Eustis Multi-Purpose Revenue,
	Series A, VRDN
	(LOC: SunTrust Bank)
	0.850%, 12/01/2027
	(Putable on 11/05/2010) (a)	3,300,000
7,895,000	Jackson County Industrial Revenue,
	Ice River Springs, VRDN
	(LOC: Regions Bank)
	1.350%, 07/01/2023
	(Putable on 11/05/2010) (a)	7,895,000
5,470,000	Lee County Housing Finance
	Authority Revenue, Heron Pond
	Apartments, VRDN
	(LOC: Regions Bank)
	3.000%, 12/01/2043
	(Putable on 11/05/2010) (a)	5,470,000
5,000,000	Lee County, Solid Waste Systems
	(CS: MBIA)
	5.625%, 10/01/2012	5,170,600
1,320,000	Marion County Industrial
	Development Authority Revenue,
	Capris Furniture Industries, Inc.,
	VRDN
	(LOC: SunTrust Bank)
	0.900%, 02/01/2025
	(Putable on 11/05/2010) (a)	1,320,000
1,500,000	Marion County Industrial
	Development Authority Revenue,
	ESD Waste 2 Water, Inc., VRDN
	(LOC: SunTrust Bank)
	0.900%, 10/01/2026
	(Putable on 11/05/2010) (a)	1,500,000
	Miami-Dade County Industrial
	Development Authority Revenue,
	Waste Management, Inc.
	(CS: Waste Management, Inc.)
1,000,000	1.800%, 09/01/2027
	(Putable on 11/01/2010)	1,000,000
10,000,000	5.400%, 08/01/2023
	(Putable on 08/01/2011)	10,274,500
5,185,000	Miami-Dade County State
	Aviation—Series C
	(CS: MBIA)
	5.250%, 10/01/2012	5,198,118
1,000,000	St. Johns County Industrial
	Development Authority, Coastal
	Health Care Investor, VRDN
	(LOC: SunTrust Bank)
	3.000%, 12/01/2016
	(Putable on 11/05/2010) (a)	1,000,000
320,000	University Athletic Association, Inc.
	(LOC: SunTrust Bank)
	3.750%, 10/01/2027
	(Putable on 10/01/2011)	327,754

		104,273,140

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Georgia—1.9%
$6,500,000	Atlanta Airport Revenue—
	Series C-2, VRDN
	(CS: MBIA)
	2.280%, 01/01/2030
	(Putable on 11/05/2010) (a)	$6,500,000
3,000,000	Burke County Development
	Authority Pollution Control
	Revenue, Oglethorpe Power Co.
	(CS: MBIA)
	4.750%, 01/01/2040
	(Putable on 04/01/2011)	3,043,380
1,310,000	DeKalb County Housing Authority,
	Stone Mill Run Apartments, VRDN
	(LOC: Regions Bank)
	1.450%, 08/01/2027
	(Putable on 11/05/2010) (a)	1,310,000
1,400,000	Douglas County Development
	Authority Revenue, Electrical
	Fiber Systems, VRDN
	(LOC: Regions Bank)
	1.450%, 12/01/2021
	(Putable on 11/05/2010) (a)	1,400,000
300,000	Douglas County Development
	Authority Revenue, Whirlwind
	Steel Buildings, VRDN
	(LOC: JPMorgan Chase Bank)
	0.800%, 12/01/2012
	(Putable on 11/05/2010) (a)	300,000
1,380,000	Liberty County Industrial
	Authority, HY Sil Manufacturing
	Co., Inc.—Series A, VRDN
	(LOC: SunTrust Bank)
	0.900%, 03/01/2016
	(Putable on 11/05/2010) (a)	1,380,000
14,045,000	Walker Dade & Catoosa Counties
	Hospital Authority, Anticipation
	Certificates, Hutcheson Medical,
	VRDN
	(LOC: Regions Bank)
	1.150%, 10/01/2028
	(Putable on 11/05/2010) (a)	14,045,000

		27,978,380

Illinois—10.2%
26,760,000	Crestwood Tax Increment Revenue,
	135th & Cicero Redevelopment,
	VRDN
	(LOC: Fifth Third Bank)
	1.500%, 12/01/2023
	(Putable on 11/05/2010) (a)	26,760,000
700,000	Des Plaines Industrial
	Development Revenue,
	MMP Properties LLC, VRDN
	(LOC: JPMorgan Chase Bank)
	0.800%, 10/01/2018
	(Putable on 11/05/2010) (a)	700,000
305,000	Elk Grove Village Industrial
	Development, Rainbow Fish
	House, Inc., VRDN
	(LOC: JPMorgan Chase Bank)
	0.800%, 05/01/2016
	(Putable on 11/05/2010) (a)	305,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$4,805,000	Finance Authority Industrial
	Development Revenue,
	Lutheran Home & Services, VRDN
	(LOC: Allied Irish Bank PLC)
	3.080%, 08/15/2031
	(Putable on 11/05/2010) (a)	$4,805,000
7,350,000	Harvard Multifamily Housing
	Revenue, Northfield Court, VRDN
	(LOC: Fifth Third Bank)
	1.000%, 12/01/2025
	(Putable on 11/05/2010) (a)	7,350,000
12,650,000	Rockford Revenue, Wesley Willows
	Obligation, VRDN
	(LOC: M&I Bank)
	2.250%, 04/01/2032
	(Putable on 01/01/2011) (a)	12,650,000
20,795,000	Rockford Revenue, Wesley Willows
	Obligations Group, VRDN
	(LOC: M&I Bank)
	2.250%, 04/01/2037
	(Putable on 01/01/2011) (a)	20,795,000
4,375,000	Springfield Airport Authority,
	Allied-Signal, Inc., VRDN
	(CS: Honeywell)
	6.500%, 09/01/2018
	(Putable on 11/05/2010) (a)	4,375,000
1,000,000	State Finance Authority Revenue,
	Provena Health—Series A
	(CS: Provena Health)
	5.000%, 05/01/2011	1,016,180
1,490,000	State Finance Authority Revenue,
	Transparent Container, VRDN
	(LOC: JPMorgan Chase Bank)
	0.800%, 08/01/2024
	(Putable on 11/05/2010) (a)	1,490,000
30,000,000	State General Obligation Bond
	Unlimited—Series B, VRDN
	(CS: State of Illinois,
	SPA: DEPFA Bank PLC)
	3.250%, 10/01/2033
	(Putable on 11/05/2010) (a)	30,000,000
15,000,000	State General Obligation Bond
	Unlimited Note
	(CS: State of Illinois)
	3.000%, 05/20/2011	15,126,600
21,000,000	State of Illinois General
	Obligation Certificate
	3.000%, 04/15/2011	21,146,159
115,000	Woodridge Industrial Revenue,
	McDavid Knee Guard, VRDN
	(LOC: M&I Bank)
	1.250%, 10/01/2011
	(Putable on 11/05/2010) (a)	115,000

		146,633,939

Indiana—2.3%
6,750,000	Columbus Industrial Revenue,
	Mill Division, VRDN
	(LOC: SunTrust Bank)
	0.900%, 05/01/2015
	(Putable on 11/05/2010) (a)	6,750,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—continued
$7,500,000	County of Vigo Industrial
	Economic Development Revenue,
	Sisters Providence, VRDN
	(LOC: Allied Irish Bank PLC)
	2.900%, 12/01/2031
	(Putable on 11/05/2010) (a)	$7,500,000
18,370,000	State Finance Authority Revenue,
	Marion General Hospital—
	Series A, VRDN
	(LOC: Regions Bank)
	1.150%, 07/01/2035
	(Putable on 11/05/2010) (a)	18,370,000

		32,620,000

Iowa—0.7%
10,000,000	Iowa Finance Authority
	Educational Facilities Revenue,
	Holy Family Catholic Schools,
	VRDN
	(LOC: Allied Irish Bank PLC)
	2.750%, 03/01/2036
	(Putable on 11/01/2010) (a)	10,000,000

Kansas—0.2%
3,505,000	Topeka Multifamily Housing
	Refunding, Fleming Court, VRDN
	(LOC: M&I Bank)
	2.800%, 12/01/2028
	(Putable on 11/05/2010) (a)	3,505,000

Kentucky—2.7%
700,000	Bardstown Development Industrial
	Revenue, JAV Investments LLC,
	VRDN
	(LOC: JPMorgan Chase Bank)
	0.800%, 06/01/2031
	(Putable on 11/05/2010) (a)	700,000
3,650,000	County of Pulaski Solid Waste
	Disposal Revenue, National
	Rural Utilities—East Kentucky
	Power—Series B, VRDN
	1.250%, 08/15/2023
	(Putable on 02/15/2011) (a)	3,650,000
2,135,000	Fort Mitchell Industrial Building
	Revenue, Grandview/Hemmer
	(LOC: PNC Bank N.A.)
	1.750%, 08/01/2016
	(Putable on 02/01/2011)	2,135,000
250,000	Hancock County Industrial
	Development Revenue,
	Precision Roll Grinders, VRDN
	(LOC: JPMorgan Chase Bank)
	0.800%, 06/01/2012
	(Putable on 11/05/2010) (a)	250,000
4,000,000	Jefferson County Commercial
	Paper
	0.850%, 11/02/2010	4,000,040
5,295,000	Pulaski County Public Facilities
	Board Revenue, Anthony
	School, VRDN
	(LOC: Regions Bank)
	1.150%, 06/01/2033
	(Putable on 11/05/2010) (a)	5,295,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—continued
$5,425,000	Pulaski County Public Facilities
	Board Revenue, Chapelridge, VRDN
	(CS, LOC: Regions Bank)
	1.350%, 03/01/2032
	(Putable on 11/05/2010) (a)	$5,425,000
6,350,000	Pulaski County Public Facilities
	Board Revenue, Chapelridge
	South West, VRDN
	(LOC: Regions Bank)
	1.350%, 11/01/2034
	(Putable on 11/05/2010) (a)	6,350,000
4,350,000	Pulaski County Public Facilities
	Board Revenue, Valley Heights
	Apartments II—Series C, VRDN
	(LOC: Regions Bank)
	1.350%, 04/01/2040
	(Putable on 11/05/2010) (a)	4,350,000
6,810,000	Wilmore Industrial Building
	Revenue, Asbury Theological,
	VRDN
	(LOC: Regions Bank)
	1.150%, 08/01/2031
	(Putable on 11/05/2010) (a)	6,810,000

		38,965,040

Louisiana—3.7%
2,980,000	Caddo-Bossier Parishes Port
	Commission, Oakley Louisiana
	Co., VRDN
	(LOC: Regions Bank)
	1.400%, 01/01/2028
	(Putable on 11/05/2010) (a)	2,980,000
1,625,000	Donaldsonville Industrial
	Development Revenue, Chef
	John Folse & Co., Inc., VRDN
	(LOC: Regions Bank)
	2.380%, 04/01/2023
	(Putable on 11/05/2010) (a)	1,625,000
4,600,000	Jefferson Parish Industrial
	Development Board Revenue,
	Sara Lee Corp., VRDN
	(CS: Sara Lee Corp.)
	5.210%, 06/01/2024
	(Putable on 11/01/2010) (a)	4,600,000
11,800,000	Lafayette Economic Development
	Authority, Stirling Lafayette LLC,
	VRDN
	(LOC: Regions Bank)
	1.150%, 02/01/2038
	(Putable on 11/05/2010) (a)	11,800,000
2,065,000	North Webster Parish Industrial
	Development Revenue, CSP, VRDN
	(LOC: Regions Bank)
	3.280%, 09/01/2021
	(Putable on 11/05/2010) (a)	2,065,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
$2,650,000	Ouachita Parish Industrial Development Board, Garrett Manufacturing LLC, VRDN (LOC: Regions Bank) 1.400%, 12/01/2016 (Putable on 11/05/2010) (a)	$2,650,000
20,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal— Series A (LOC: Wells Fargo Bank N.A.) 1.200%, 03/15/2025 (Putable on 03/15/2011)	20,004,399
2,050,000	State Housing Finance Agency Revenue, Multifamily Housing Restoration—Series A, VRDN (LOC: Regions Bank) 1.400%, 12/01/2032 (Putable on 11/05/2010) (a)	2,050,000
2,955,000	State Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Loan B, VRDN (CS: Capital One, LOC: Hibernia National Bank) 1.540%, 07/01/2033 (Putable on 11/05/2010) (a)	2,955,000
1,945,000	State Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Series B, VRDN (CS: Capital One, LOC: Hibernia National Bank) 1.540%, 07/01/2033 (Putable on 11/05/2010) (a)	1,945,000

		52,674,399

Massachusetts—0.7%
1,715,000	Massachusetts Health & Educational Facilities Authority Revenue, Winchester Hospital (CS: Winchester Hospital) 2.500%, 07/01/2011	1,722,272
2,250,000	State Development Finance Agency, Waste Management, Inc.—Series B 3.400%, 12/01/2029 (Putable on 12/01/2012)	2,298,983
3,500,000	State Health & Educational Facilities Authority, Northeastern University— Series T-1 (CS: Northeastern University) 4.125%, 10/01/2037 (Putable on 02/16/2012)	3,616,515

Principal Amount	Security Description	Value

Municipal Bonds—continued
Massachusetts—continued
$2,000,000	State Health & Educational Facilities Authority, Northeastern University— Series T-2 (CS: Northeastern University) 4.100%, 10/01/2037 (Putable on 04/19/2012)	$2,074,840
760,000	State Health & Educational Facilities Authority, Springfield College (CS: Springfield College) 3.000%, 10/15/2011	771,575

		10,484,185

Michigan—4.4%
1,520,000	Kalamazoo Hospital Finance Authority Revenue, Bronson Methodist (CS: Assured Guaranty, Bronson Methodist) 2.500%, 05/15/2011	1,531,446
500,000	Michigan Finance Authority, Government Loan Program— Series D (CS: Michigan State Finance Authority) 3.000%, 06/01/2011	503,920
11,000,000	Michigan Finance Authority, St. Aid—Series E (CS: Detroit CSD) 4.750%, 08/22/2011	11,243,870
4,200,000	Michigan Strategic Fund Limited Obligation Revenue, Father Gabriel High School Project, VRDN (LOC: Allied Irish Bank) 3.080%, 05/01/2032 (Putable on 11/05/2010) (a)	4,200,000
2,000,000	Michigan Strategic Fund Limited Obligation Revenue, Taylor Building Products, Inc. (LOC: PNC Bank N.A.) 2.875%, 09/15/2030 (Putable on 03/15/2011)	$2,000,140
29,800,000	State Housing Development Authority Revenue—Series A, VRDN (CS: Assured Guaranty; SPA: DEPFA Bank PLC) 1.600%, 04/01/2040 (Putable on 11/05/2010) (a)	29,800,000
2,500,000	State Municipal Bond Authority, Aid Revenue Notes—Series B (CS: Detroit CSD) 5.000%, 03/21/2011	2,529,400

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$300,000	State Strategic Fund Limited Obligations Revenue, Creative Foam Corp., VRDN (LOC: JPMorgan Chase Bank) 0.880%, 11/01/2011 (Putable on 11/05/2010) (a)	$300,000
3,000,000	State Strategic Fund Limited Obligations Revenue, Detroit Education Court (CS: Detroit Edison Co.) 3.050%, 08/01/2024 (Putable on 12/03/2012)	3,057,780
800,000	State Strategic Fund Limited Obligations Revenue, Press-Way Inc., VRDN (LOC: JPMorgan Chase Bank) 1.100%, 05/01/2018 (Putable on 11/05/2010) (a)	800,000
3,260,000	State Strategic Fund Limited Obligations Revenue, Quantum, Inc., VRDN (LOC: Keybank N.A.) 0.900%, 06/01/2024 (Putable on 11/05/2010) (a)	3,260,000
300,000	State Strategic Fund Limited Obligations Revenue, Warren Screw Products, Inc., VRDN (LOC: JPMorgan Chase Bank) 1.100%, 09/01/2016 (Putable on 11/05/2010) (a)	300,000
	State Strategic Fund Limited Obligations Revenue, Waste Management, Inc. (CS: Waste Management, Inc.)
1,910,000	4.625%, 12/01/2012	1,998,777
1,500,000	3.200%, 08/01/2027 (Putable on 08/01/2013)	1,534,860

		63,060,193

Minnesota—1.1%
7,470,000	Minnesota Higher Education Facilities Authority Revenue, CLG ST Scholastica-Six—Series A, VRDN (LOC: M&I Bank) 2.000%, 12/01/2034 (Putable on 11/01/2010) (a)	7,470,000
200,000	Rochester Health Care Facilities Revenue, Olmsted Medical Center (CS: Rochester Health Care Facilities) 2.500%, 07/01/2011	200,624
6,115,000	St. Paul Housing & Redevelopment Authority Revenue, Minnesota Public Radio Project, VRDN (LOC: Allied Irish Bank PLC) 2.750%, 10/01/2025 (Putable on 11/01/2010)	6,115,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Minnesota—continued
$2,370,000	St. Paul Port Authority Revenue, Minnesota Public Radio Project— Series 7, VRDN (LOC: JPMorgan Chase Bank) 0.310%, 05/01/2025 (Putable on 11/01/2010) (a)	$2,370,000

		16,155,624

Mississippi—1.4%
3,900,000	Claiborne County Commercial Paper 0.950%, 12/01/2010	3,901,911
2,900,000	Mississippi Business Finance Corp. Solid Waste Disposal Revenue, Waste Management, Inc. Project 1.750%, 03/01/2029 (Putable on 09/01/2011)	2,899,507
6,560,000	State Business Finance Corp., Best Buy Plaza LP, VRDN (LOC: Regions Bank) 1.150%, 09/01/2033 (Putable on 11/05/2010) (a)	6,560,000
6,050,000	State Home Corp. Multifamily Housing Authority Revenue, Chapel Ridge Apartments, VRDN (LOC: Regions Bank) 1.350%, 05/01/2031 (Putable on 11/05/2010) (a)	6,050,000
750,000	State Hospital Equipment & Facilities Authority Revenue, Baptist Health System, Inc. (CS: Mississippi Baptist Health Systems, Inc.) 5.000%, 08/15/2011	769,455
250,000	State Hospital Equipment & Facilities Authority Revenue, Forrest County General Hospital (CS: Mississippi Hospital Equipment & Facilities) 5.250%, 01/01/2011	251,365

		20,432,238

Missouri—1.0%
2,500,000	Springfield Industrial Development Authority, Edco Group, Inc., VRDN (LOC: M&I Bank) 2.580%, 10/01/2027 (Putable on 11/05/2010) (a)	2,500,000
2,825,000	St. Louis County Industrial Development Authority, Metal Products, VRDN (LOC: M&I Bank) 2.740%, 02/01/2023 (Putable on 11/05/2010) (a)	2,825,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
$5,105,000	St. Charles County Industrial Development Authority Industrial Revenue, Newco Enterprises Project—Series A, VRDN (LOC: M&I Bank) 2.580%, 12/01/2029 (Putable on 11/05/2010) (a)	$5,105,000
3,495,000	State Development Finance Board, Kopytek Printing, VRDN (LOC: M&I Bank) 2.890%, 08/01/2032 (Putable on 11/05/2010) (a)	3,495,000

		13,925,000

Multi-State—0.2%
4,700,000	Theop, LLC, ARN (CS: American Housing Foundation) 1.35%, 01/01/2039 (c)(d)	2,561,500

Nevada—0.1%
750,000	Reno Hospital Revenue, Washoe Medical Center—Series C (CS: Assured Guaranty) 3.000%, 06/01/2011	757,313

New Hampshire—2.2%
1,000,000	State Business Financing Authority, United Illuminating Co. (CS: United illuminating Co.) 7.125%, 07/01/2027 (Putable on 02/01/2012)	1,061,230
5,000,000	State Business Financing Authority, United Illuminating Co.—Series A (CS: United illuminating Co.) 6.875%, 12/01/2029 (Putable on 02/01/2012)	5,290,900
18,755,000	State Health & Educational Facilities Authority Revenue, Crotched Mountain Rehab, VRDN (LOC: Allied Irish Bank PLC) 2.600%, 01/01/2037 (Putable on 11/05/2010) (a)	18,755,000
6,100,000	State Health & Educational Facilities Revenue, Proctor Academy, VRDN (LOC: Allied Irish Bank PLC) 2.600%, 07/01/2038 (Putable on 11/05/2010) (a)	6,100,000

		31,207,130

New Jersey—3.4%
12,000,000	City of Jersey City General Obligation, Bond Anticipation Note (CS: Jersey City, NJ) 1.750%, 11/30/2010	12,003,000
4,625,000	Gloucester County Improvement Authority, Waste Management, Inc.—Series A (CS: Waste Management, Inc.) 2.625%, 12/01/2029 (Putable on 12/03/2012)	4,700,758

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—continued
$1,000,000	Gloucester County Improvement Authority, Waste Management, Inc.—Series B (CS: Waste Management, Inc.) 3.375%, 12/01/2029 (Putable on 12/03/2012)	$1,021,320
230,000	Health Care Facilities Finance Authority Revenue, Trinitas Hospital—Series A Convertible (CS: Trinitas Hospital) 4.750%, 07/01/2012	235,525
3,140,000	Irvington Township, Bond Anticipation Notes (CS: Irvington, NJ) 2.350%, 03/11/2011	3,161,886
1,500,000	Manchester Utilities Authority Revenue, Temporary Funding Notes (CS: Manchester Utilities Authority) 3.500%, 02/04/2011	1,501,740
8,000,000	New Brunswick Parking Authority, Transit VLG (CS: New Brunswick Parking Authority) 2.000%, 03/01/2011	8,022,480
3,400,000	New Jersey Economic Development Authority Revenue, El Dorado—Series A 0.800%, 12/01/2021 (Putable on 01/03/2011)	3,422,338
796,000	Newark Special Emergency Notes—Series C (CS: Newark, NJ) 3.250%, 01/19/2011	797,194
9,691,000	Newark Tax Anticipation Notes—Series H (CS: Newark, NJ) 4.000%, 03/15/2011	9,726,857
582,800	Newark Tax Appeal Notes— Series H (CS: Newark, NJ) 3.250%, 12/16/2010	583,260
720,000	State Housing & Mortgage Finance Agency Revenue, Single Family Housing—Series EE (CS: New Jersey Housing & Mortgage Finance Agency) 2.750%, 04/01/2011	720,799
770,000	Tobacco Settlement Financing Corporation (CS: Tobacco Settlement Fund) 5.750%, 06/01/2032	821,783
2,882,500	Trenton Bond Anticipation Notes, General Improvement (CS: Trenton, NJ) 3.500%, 12/10/2010	2,885,238

		49,604,178

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Mexico—0.1%
$1,145,000	Las Cruces Industrial Development Revenue, Parkview Metal Products, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 06/01/2022 (Putable on 11/05/2010) (a)	$1,145,000

New York—2.2%
10,000,000	City of Syracuse General Obligation, Anticipation Note (CS: St. Aid Withholding, Syracuse, NY) 1.500%, 06/30/2011	10,033,500
4,370,000	New York City Industrial Development Agency Civic Facilities Revenue, Columbia Grammar & Prep, VRDN (LOC: Allied Irish Bank PLC) 3.000%, 12/31/2034 (Putable on 11/05/2010) (a)	4,370,000
1,345,000	State Dormitory Authority Revenue, Manhattan Marymount (CS: New York State Dormitory Authority) 3.000%, 07/01/2011	1,357,495
15,305,000	Westchester County Industrial Development Agency Civic Facilities Revenue, The Masters School, VRDN (CS: JPMorgan Chase Bank, LOC: Allied Irish Bank PLC) 3.000%, 12/01/2032 (Putable on 11/05/2010) (a)	15,305,000
500,000	Westchester Tobacco Asset Securitization Corp. (CS: Westchester Tobacco) 5.000%, 06/01/2026	485,755

		31,551,750

North Carolina—0.3%
2,000,000	Mecklenburg County Certificates— Series A, VRDN (SPA: SunTrust Bank) 0.600%, 02/01/2028 (Putable on 11/05/2010) (a)	2,000,000
3,000,000	State Medical Care Commission, Carolina Meadows, Inc., VRDN (LOC: Allied Irish Bank PLC) 3.080%, 12/01/2034 (Putable on 11/05/2010) (a)	3,000,000

		5,000,000

Ohio—1.4%
3,000,000	City of Akron Special Assessment (CS: Akron, OH) 2.500%, 09/30/2011	3,025,830
1,000,000	City of Lorain General Obligation, Bond Anticipation Note—Various Purpose—Series A (CS: Lorain, OH) 3.625%, 09/22/2011	1,005,410

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—continued
$1,680,000	City of Marysville Tax Increment Financing Revenue, Bond Anticipation Note—Coleman— Series A (LOC: Fifth Third Bank) 2.875%, 08/30/2011	$1,688,249
1,000,000	City of Marysville Tax Increment Financing Revenue, Bond Anticipation Note—Roadway Improvement—Series B (LOC: Fifth Third Bank) 3.000%, 08/30/2011	1,005,620
500,000	City of Steubenville Hospital Revenue, Trinity Health Services (CS: Trinity Health Systems) 2.000%, 10/01/2011	501,485
2,875,000	City of Warrensville Heights General Obligation Note, Variable Purpose—Series 3 (CS: Warrensville Heights, OH) 2.500%, 09/09/2011	2,898,431
1,600,000	Cleveland Certificates, Cleveland Stadium—Series A (CS: Cleveland, OH) 2.000%, 11/15/2010	1,600,400
2,485,000	State Air Quality Development Authority, First Energy—Series C (CS: First Energy) 3.000%, 10/01/2018 (Putable on 04/02/2012)	2,538,701
2,305,000	State Water Development Authority, First Energy—Series B (CS: First Energy) 3.000%, 10/01/2018 (Putable on 04/02/2012)	2,354,811
1,000,000	State Water Development Authority, Waste Management, Inc. (CS: Waste Management, Inc.) 1.500%, 06/01/2013 (Putable on 12/01/2011)	1,000,010
2,250,000	Warrensville Heights Anticipation Notes (CS: Warrensville Heights, OH) 3.000%, 02/03/2011	2,258,573

		19,877,520

Oklahoma—0.1%
400,000	Cherokee Nation of Oklahoma National Healthcare System— Series 2006 (CS: ACA) 4.100%, 12/01/2011 (b)	411,204
355,000	Tulsa Airports Improvement Trust—Series C 4.000%, 06/01/2011	358,898

		770,102

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Oregon—1.8%
$15,000,000	County of Gilliam Solid Waste Disposal Authority Revenue, Waste Management, Inc. Project 1.700%, 10/01/2018 (Putable on 09/01/2011)	$14,997,450
11,095,000	Multnomah County Hospital Facilities Authority Revenue, Holladay Park Plaza Project, VRDN (LOC: Allied Irish Bank PLC) 2.250%, 11/15/2033 (Putable on 11/01/2010) (a)	11,095,000

		26,092,450

Pennsylvania—9.5%
500,000	Allegheny County Airport Authority Revenue, Pittsburgh International Airport—Series A (CS: Pittsburgh International Airport) 4.000%, 01/01/2012	509,210
3,000,000	Allegheny County Airport Revenue, Pittsburgh International Airport (CS: MBIA) 5.750%, 01/01/2011	3,017,520
2,500,000	Allegheny County Hospital Development Authority, University Pittsburgh Medical Center—Series A (CS: University of Pittsburgh Medical Center) 3.000%, 05/15/2011	2,533,375
31,385,000	Allegheny County Industrial Development Authority Revenue, Longwood Oakmont— Series A, VRDN (LOC: Allied Irish Bank PLC) 2.800%, 07/01/2038 (Putable on 11/01/2010) (a)	31,385,000
1,100,000	Delaware County Authority Revenue, Elwyn Project (CS: Elwyn, Inc.) 2.500%, 06/01/2011	1,102,563
5,350,000	Indiana County Industrial Development Authority Revenue, Pennsylvania Electric Company Project (CS: MBIA) 5.350%, 11/01/2010	5,350,000
1,200,000	Lancaster County Solid Waste Management Authority—Series A (CS: Lancaster County Solid Waste Management Authority) 2.000%, 12/15/2010	1,201,272
10,000,000	Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue, Republic Services, Inc.—Series A (CS: Republic Services, Inc.) 1.150%, 04/01/2019 (Putable on 01/03/2011)	10,000,300

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
$2,500,000	Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue, Republic Services, Inc.—Series B (CS: Republic Services, Inc.) 0.900%, 12/01/2030 (Putable on 01/03/2011)	$2,500,075
1,000,000	Philadelphia Municipal Lease Authority Revenue—Series B (CS: Assured Guaranty) 5.250%, 11/15/2010	1,001,470
50,000,000	Philadelphia School District Tax & Revenue Anticipation Notes— Series A (CS: Philadelphia School District) 2.500%, 06/30/2011	50,559,499
1,000,000	State Economic Development Financing Authority Revenue, Exelon Generation (CS: Exelon Generation) 5.000%, 12/01/2042 (Putable on 06/01/2012)	1,053,070
2,000,000	State Economic Development Financing Authority Revenue, Waste Management, Inc. (CS: Waste Management, Inc.) 2.625%, 12/01/2033 (Putable on 12/03/2012)	2,008,260
18,620,000	State Higher Educational Facilities Authority Revenue, Multi-Modal- Drexel University—Series B, VRDN (LOC: Allied Irish Bank PLC) 2.600%, 05/01/2033 (Putable on 11/05/2010) (a)	18,620,000
6,000,000	Washington County Hospital Authority Revenue, Washington Hospital—Series A (LOC: Wells Fargo Bank N.A.) 0.700%, 07/01/2037 (Putable on 07/01/2011)	6,000,000

		136,841,614

Puerto Rico—3.8%
7,000,000	Commonwealth of Puerto Rico, Bond Anticipation Note, VRDN (CS: Puerto Rico General Obligation) 1.980%, 04/07/2011 (Putable on 11/05/2010) (a)	7,000,000
26,500,000	Public Finance Corp., Commonwealth—Series A (LOC: Government Development Bank of Puerto Rico) 5.750%, 08/01/2027 (Putable on 02/01/2012)	27,441,545
20,000,000	Sales Tax Financing Corp.—Series A 5.000%, 08/01/2039 (Putable on 08/01/2011)	20,696,799

		55,138,344

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
South Carolina—0.3%
$5,000,000	State Jobs—Economic Development Authority Revenue, Goglanian Bakeries, Inc., VRDN (CS: Zions First National Bank, LOC: California Bank & Trust) 1.030%, 12/01/2029 (Putable on 11/05/2010) (a)	$5,000,000

Tennessee—2.2%
14,950,000	Blount County Public Building Authority, Local Government Public Improvement Series D-3-A, VRDN (CS: Municipal Government Guaranteed; SPA: DEPFA Bank PLC) 0.950%, 06/01/2034 (Putable on 11/01/2010) (a)	14,950,000
2,250,000	Lewisburg Industrial Development Board, Waste Management, Inc. (CS: Waste Management, Inc.) 2.500%, 07/01/2012	2,274,885
3,415,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Wedgewood— Series A, VRDN (LOC: Regions Bank) 1.400%, 06/01/2034 (Putable on 11/05/2010) (a)	3,415,000
4,100,000	Sevier County Public Building Authority, VRDN (SPA: DEPFA Bank PLC) 0.950%, 06/01/2034 (Putable on 11/01/2010) (a)	4,100,000
4,705,000	Shelby County Health Educational & Housing Facilities Board, Eden Pointe Apartments, VRDN (LOC: Regions Bank) 1.350%, 03/01/2040 (Putable on 11/05/2010) (a)	4,705,000
1,700,000	Wilson County Industrial Development Board, Rock Tennessee Converting Co., VRDN (LOC: SunTrust Bank) 0.900%, 07/01/2035 (Putable on 11/05/2010) (a)	1,700,000

		31,144,885

Texas—3.4%
410,000	Capital Area Cultural Education Facilities Finance Corp., Roman Catholic Diocese—Series A (CS: Capital Area Cultural Education Facilities) 4.000%, 04/01/2011	413,313
11,425,000	Coastal Bend Health Facilities Development Corp., Christus Health—Subseries B-2, ARN (CS: Assured Guaranty) 0.850%, 07/01/2031 (Putable on 11/05/2010)	11,425,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$6,000,000	Gulf Coast Industrial Development Authority Revenue, Cinergy Solutions, VRDN (CS: Duke Power) 0.900%, 05/01/2039 (Putable on 11/05/2010) (a)	$6,000,000
4,500,000	Harris County Health Facilities Development Corp. Revenue, Christus Health—Series A-3, VRDN (CS: Assured Guaranty) 0.880%, 07/01/2031 (Putable on 11/05/2010) (a)	4,500,000
1,650,000	Harris County Health Facilities Development Corp. Revenue, Christus Health—Series A-6, VRDN (CS: Assured Guaranty) 0.990%, 07/01/2040 (Putable on 11/05/2010) (a)	1,650,000
1,000,000	Houston Airport Systems Revenue, Subordinated Lien—Series A (CS: Assured Guaranty) 5.875%, 07/01/2012	1,003,640
500,000	Lufkin Health Facilities Development Corp., Memorial Health System of East Texas (CS: Memorial Health System of East Texas) 3.500%, 02/15/2011	501,350
1,000,000	Matagorda County Navigation District No. 1, AEP Texas Central Company (CS: American Electric Power) 5.125%, 06/01/2030 (Putable on 06/01/2011)	1,019,240
7,000,000	Mission Economic Development Corp. Solid Waste Disposal Revenue, Republic Services, Inc.— Series A 0.950%, 01/01/2020 (Putable on 01/03/2011)	7,000,210
2,500,000	North Texas Tollway Authority Revenue—Series H (CS: North Texas Tollway) 5.000%, 01/01/2043 (Putable on 01/01/2011)	2,516,225
4,970,000	North Texas Tollway Authority Revenue, First Tier—Series L-1 (CS: North Texas Tollway) 5.500%, 01/01/2038 (Putable on 01/01/2011)	5,010,506
400,000	Sabine River Industrial Development Authority, Northeast Texas—NRU-84Q, VRDN 1.200%, 08/15/2014 (Putable on 02/15/2011) (a)	399,976
2,000,000	State Municipal Gas Acquisition & Supply Corp.—Series A (CS: Texas Municipal Gas Acquisition & Supply Corp.) 5.000%, 12/15/2010	2,008,260

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$5,000,000	State Transportation Commission, First Tier (CS: North Texas Tollway) 5.000%, 08/15/2042 (Putable on 02/15/2011)	$5,048,850

		48,496,570

Virgin Islands—0.0%*
425,000	Water & Power Authority Revenue—Series A (CS: Virgin Islands Water & Power Authority) 4.000%, 07/01/2011	430,997

Virginia—4.3%
3,500,000	Alexandria Industrial Development Authority, American Association for the Study of Liver Diseases, VRDN (LOC: SunTrust Bank) 0.850%, 08/01/2036 (Putable on 11/05/2010) (a)	3,500,000
52,000,000	Capital Beltway Funding Corp., Hot Lanes—Series B, VRDN (LOC: Banco Espirito Santo SA) 3.500%, 12/31/2047 (Putable on 11/05/2010) (a)	52,000,000
	Louisa Industrial Development Authority, Electric & Power Co.—Series A
5,000,000	1.375%, 04/01/2022 (Putable on 04/01/2011)	5,002,400
2,000,000	1.375%, 09/01/2030 (Putable on 04/01/2011)	2,000,960

		62,503,360

Washington—1.8%
700,000	King County Housing Authority, YWCA Family Village—Issaquah (CS: County Guaranteed) 2.400%, 01/01/2013	702,947
	Washington Economic Development Finance Authority Solid Waste Disposal Revenue, Waste Management, Inc.
4,545,000	1.750%, 06/01/2020 (Putable on 09/01/2011)	4,546,091
20,000,000	1.750%, 11/01/2030 (Putable on 09/01/2011)	20,004,799

		25,253,837

Wisconsin—2.8%
2,000,000	Baraboo Industrial Development Revenue, Teel Plastics, Inc., VRDN (LOC: M&I Bank) 2.680%, 11/01/2042 (Putable on 11/05/2010) (a)	2,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
$490,000	City of Pewaukee Industrial Development Revenue, Schutzman/Leibl—Series A, VRDN (LOC: M&I Bank) 2.680%, 06/01/2019 (Putable on 11/05/2010) (a)	$490,000
1,430,000	Mequon Industrial Development Revenue, SPI Lighting, VRDN (LOC: M&I Bank) 2.680%, 12/01/2023 (Putable on 11/05/2010) (a)	1,430,000
250,000	Milwaukee County Airport Revenue—Series B (CS: Milwaukee County Airport Revenue) 2.250%, 12/01/2010	250,295
1,250,000	State Health & Educational Facilities Authority Revenue, Mercy Alliance, Inc.—Series A (CS: Mercy Alliance, Inc.) 3.000%, 06/01/2011	1,260,163
19,500,000	State Health & Educational Facilities Authority, Bay Area Medical Center, Inc., VRDN (LOC: M&I Bank) 2.000%, 02/01/2038 (Putable on 11/01/2010) (a)	19,500,000
9,580,000	State Health & Educational Facilities Authority, Oakwood Village, VRDN (LOC: M&I Bank) 2.780%, 08/15/2028 (Putable on 11/05/2010) (a)	9,580,000
3,490,000	Whitewater Community Development Authority, Wisconsin Housing Preservation, VRDN (LOC: M&I Bank) 2.500%, 06/01/2042 (Putable on 11/05/2010) (a)	3,490,000
1,110,000	Wisconsin Health & Educational Facilities Authority Revenue, Community Care, Inc., VRDN (LOC: M&I Bank) 2.600%, 09/01/2032 (Putable on 11/05/2010) (a)	1,110,000
1,800,000	Wisconsin Health & Educational Facilities Authority Revenue, Oakwood—Series B, VRDN (LOC: M&I Bank) 2.780%, 08/15/2030 (Putable on 11/05/2010) (a)	1,800,000

		40,910,458

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wyoming—0.2%
$2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.— Series A, VRDN (CS: Black Hills Power and Light Co.) 6.000%, 06/01/2024 (Putable on 11/05/2010) (a)	$2,855,000

	Total Municipal Bonds (Cost $1,420,064,194)	1,421,780,331

Shares

Money Market Funds—0.0%*
2,430	SEI Tax Exempt Trust—Institutional Tax Free Fund—Class A, 0.05%	2,430

	Total Money Market Funds (Cost $2,430)	2,430

	Total Investments (Cost $1,420,066,624)—98.8%	1,421,782,761
	Other Assets in Excess of Liabilities—1.2%	17,114,972

	TOTAL NET ASSETS 100.0%	$1,438,897,733

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Percentages are stated as a percent of net assets.

*	Amount is less than 0.05%.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2010.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised less than 0.05% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.2% of the Fund’s net assets.

(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.2% of the Fund’s net assets.

ARN—Auction Rate Note
Co.—Company
Corp.—Corporation
CS—Credit Support
Inc.—Incorporated
LLC—Limited Liability Company
LOC—Letter of Credit
LP—Limited Partnership
Ltd.—Limited
N.A.—North America
No.—Number
PLC—Public Limited Company
SPA—Standby Purchase Agreement
VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—100.1%
Alabama—0.8%
$3,600,000	Demopolis Industrial Development Board, Delaware Mesa Farms, VRDN (LOC: Wells Fargo Bank N.A.) 0.500%, 10/01/2019 (Putable on 11/05/2010) (a)	$3,600,000

Alaska—0.1%
440,000	Industrial Development & Export Authority—Lot 12, VRDN (LOC: Bank of America N.A.) 0.780%, 07/01/2012 (Putable on 11/05/2010) (a)	440,000

California—8.1%
1,300,000	San Francisco City & County Redevelopment Agency, South Harbor, VRDN (LOC: DEXIA Credit Local) 0.580%, 12/01/2016 (Putable on 11/05/2010) (a)	1,300,000
8,000,000	State Infrastructure & Economic Development Bank Revenue, California Academy— Series B, VRDN (LOC: Allied Irish Bank PLC) 2.180%, 09/01/2038 (Putable on 11/01/2010) (a)	8,000,000
24,420,000	State of California—Series DCL-049, VRDN (CS: Assured Guaranty; LIQ, LOC: DEXIA Credit Local) 0.450%, 08/01/2032 (Putable on 11/05/2010) (a)	24,420,000
4,000,000	Statewide Communities Development Authority, Delaware Mesa Farms— Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.550%, 05/01/2019 (Putable on 11/05/2010) (a)	4,000,000
450,000	Statewide Communities Development Authority, Metropolitan Area Advisory, VRDN (LOC: Bank of America N.A.) 0.550%, 04/01/2032 (Putable on 11/05/2010) (a)	450,000

		38,170,000

Colorado—4.8%
14,300,000	Health Facilities Authority, NCMC, Inc.—Series A, VRDN (LOC: Compass Bank) 0.450%, 05/15/2030 (Putable on 11/01/2010) (a)	14,300,000
2,240,000	Housing & Finance Authority Economic Development Revenue, Cytoskeleton, Inc., VRDN (LOC: Compass Bank) 1.500%, 11/01/2031 (Putable on 11/05/2010) (a)	2,240,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Colorado—continued
$2,940,000	Housing & Finance Authority Economic Development Revenue, Monaco LLC—Series A, VRDN (LOC: UMB Bank N.A.) 0.430%, 12/01/2027 (Putable on 11/05/2010) (a)	$2,940,000
1,250,000	Housing & Finance Authority Economic Development Revenue, Top Shop—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.480%, 09/01/2035 (Putable on 11/05/2010) (a)	1,250,000
1,682,000	Jefferson County Industrial Development Revenue, Epi-Center LLC, VRDN (LOC: JPMorgan Chase Bank) 0.480%, 12/01/2025 (Putable on 11/05/2010) (a)	1,682,000

		22,412,000

Connecticut—0.6%
2,695,000	State Health & Educational Facility Authority, Academy of Our Lady—Series A, VRDN (LOC: Allied Irish Bank PLC) 2.750%, 07/01/2030 (Putable on 11/05/2010) (a)	2,695,000

Florida—7.7%
6,000,000	Citizens Property Insurance Corp., Senior Secured High Risk Notes—Series A-2 (LOC: Citizens Property Insurance Corp.) 2.000%, 04/21/2011	6,019,980
7,995,000	Hillsborough County Aviation Authority, Putters—Series 3021, VRDN (CS, LOC: Assured Guaranty; LIQ: JPMorgan Chase Bank) 0.430%, 04/01/2016 (Putable on 11/05/2010) (a)	7,995,000
11,205,000	Jacksonville Economic Development Commission, Shands Medical Center, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.300%, 02/01/2029 (Putable on 11/01/2010) (a)	11,205,000
4,000,000	Lee County Industrial Development Authority Health Care Facilities Revenue, Shady Rest Care Pavilion, VRDN (LOC: Fifth Third Bank) 0.450%, 06/01/2025 (Putable on 11/05/2010) (a)	4,000,000
3,615,000	Manatee County Industrial Development Revenue, Gaemmerler U.S. Corp., VRDN (LOC: Bank of America N.A.) 0.490%, 10/01/2035 (Putable on 11/05/2010) (a)	3,615,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$1,850,000	Marion County Industrial Development Authority, Universal Forest Products, VRDN (LOC: JPMorgan Chase Bank) 0.490%, 11/01/2021 (Putable on 11/05/2010) (a)	$1,850,000
1,740,000	Polk County Industrial Development Authority, Elite Building Products, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.490%, 10/01/2027 (Putable on 11/05/2010) (a)	1,740,000

		36,424,980

Georgia—1.3%
1,950,000	Atlanta Urban Residential Finance Authority Revenue, New Community East Lake, VRDN (LOC: Bank of America N.A.) 0.500%, 11/01/2028 (Putable on 11/05/2010) (a)	1,950,000
4,000,000	Fulton County Development Authority Industrial Development Revenue, Leggett & Platt, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.530%, 06/01/2027 (Putable on 11/05/2010) (a)	4,000,000

		5,950,000

Illinois—7.2%
210,000	Carol Stream Industrial Development Revenue, MI Enterprises, VRDN (LOC: JPMorgan Chase Bank) 0.750%, 12/01/2025 (Putable on 11/05/2010) (a)	210,000
1,375,000	Finance Authority Industrial Development Revenue, 2500 DevelGroup LLC—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 01/01/2021 (Putable on 11/05/2010) (a)	1,375,000
1,315,000	Finance Authority Industrial Development Revenue, Alpha Beta Press, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.800%, 06/01/2020 (Putable on 11/05/2010) (a)	1,315,000
3,285,000	Finance Authority Industrial Development Revenue, Amtex Steel, Inc., VRDN (LOC: Bank of America N.A.) 0.550%, 10/01/2019 (Putable on 11/05/2010) (a)	3,285,000
455,000	Finance Authority Industrial Development Revenue, Church Road Partnership, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 10/01/2017 (Putable on 11/05/2010) (a)	455,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$2,125,000	Finance Authority Industrial Development Revenue, E Kinast Distributors, Inc.—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.630%, 10/01/2025 (Putable on 11/05/2010) (a)	$2,125,000
440,000	Finance Authority Industrial Development Revenue, Fine Points LLC, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 01/01/2018 (Putable on 11/05/2010) (a)	440,000
4,300,000	Finance Authority Industrial Development Revenue, Flying Food Fare, Inc., VRDN (LOC: Bank of Montreal) 0.490%, 07/01/2028 (Putable on 11/05/2010) (a)	4,300,000
1,040,000	Finance Authority Industrial Development Revenue, Haskris Co., VRDN (LOC: JPMorgan Chase Bank) 0.800%, 08/01/2021 (Putable on 11/05/2010) (a)	1,040,000
3,000,000	Finance Authority Industrial Development Revenue, John Hofmeister & Son, Inc., VRDN (LOC: Bank of Montreal) 0.490%, 12/01/2037 (Putable on 11/05/2010) (a)	3,000,000
4,415,000	Finance Authority Industrial Development Revenue, Lutheran Home & Services, VRDN (LOC: Allied Irish Bank PLC) 3.080%, 08/15/2031 (Putable on 11/05/2010) (a)	4,415,000
980,000	Finance Authority Industrial Development Revenue, Merug LLC—Series B, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 12/01/2018 (Putable on 11/05/2010) (a)	980,000
4,100,000	Finance Authority Revenue, Provena Health—Series C, VRDN (LOC: JPMorgan Chase Bank) 0.270%, 05/01/2045 (Putable on 11/01/2010) (a)	4,100,000
4,000,000	Phoenix Realty Special Account— U LP Multifamily Housing Revenue, Brightons Mark, VRDN (LOC: Northern Trust Co.) 0.430%, 04/01/2020 (Putable on 11/05/2010) (a)	4,000,000
2,720,000	Woodridge Du Page Will & Cook Counties Industrial Development Revenue, Home Run Inn Frozen Foods, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 10/01/2025 (Putable on 11/05/2010) (a)	2,720,000

		33,760,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—5.8%
$3,305,000	City of Jeffersonville Economic Development Revenue, Eagle Steel Products, Inc., VRDN (LOC: Fifth Third Bank) 0.450%, 12/01/2027 (Putable on 11/05/2010) (a)	$3,305,000
5,800,000	County of St. Joseph Educational Facilities, Holy Cross College, VRDN (LOC: Fifth Third Bank) 0.450%, 09/01/2025 (Putable on 11/05/2010) (a)	5,800,000
2,655,000	Elkhart County Economic Development Revenue, Hubbard Hill Estates, Inc., VRDN (LOC: Fifth Third Bank) 0.450%, 11/01/2021 (Putable on 11/05/2010) (a)	2,655,000
1,700,000	Finance Authority Industrial Revenue, IB & B LLC—Series A, VRDN (LOC: Bank of Montreal) 0.440%, 04/01/2036 (Putable on 11/05/2010) (a)	1,700,000
3,385,000	Hobart Economic Development Revenue, Albanese Confectionery—Series A, VRDN (LOC: Bank of Montreal) 0.490%, 07/01/2031 (Putable on 11/05/2010) (a)	3,385,000
1,200,000	State Health Facility Financing Authority, Southern Indiana Rehab Hospital, VRDN (LOC: JPMorgan Chase Bank) 0.580%, 04/01/2020 (Putable on 11/05/2010) (a)	1,200,000
9,060,000	Valparaiso Economic Development Revenue, Task Force Tips, Inc., VRDN (LOC: Bank of Montreal) 0.440%, 05/01/2033 (Putable on 11/05/2010) (a)	9,060,000

		27,105,000

Iowa—0.8%
3,950,000	Cerro Gordo County Newman Catholic School System, VRDN (LOC: Allied Irish Bank PLC) 2.250%, 05/01/2032 (Putable on 11/01/2010) (a)	3,950,000

Kansas—0.2%
1,110,000	State Development Finance Authority Multifamily Housing Revenue, Four Seasons Apartments, VRDN (LOC: U.S. Bank N.A.) 0.470%, 04/01/2036 (Putable on 11/05/2010) (a)	1,110,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—0.4%
$300,000	Bardstown Industrial Development Revenue, JAV Investment LLC, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 06/01/2031 (Putable on 11/05/2010) (a)	$300,000
320,000	Hancock County Industrial Development Revenue, Precision Roll Grinders, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 06/01/2012 (Putable on 11/05/2010) (a)	320,000
1,510,000	Oldham County Industrial Building Revenue, Parts Unlimited, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.420%, 11/01/2020 (Putable on 11/05/2010) (a)	1,510,000

		2,130,000

Louisiana—0.3%
810,000	Local Government Environmental Facilities & Communities Development Authority, Hollybrook Cottonseed Processing LLC, VRDN (LOC: Wells Fargo Bank N.A.) 0.430%, 11/01/2026 (Putable on 11/05/2010) (a)	810,000
700,000	Parish of Ascension Revenue, BASF Corp., VRDN (CS: BASF Corp.) 0.440%, 12/01/2028 (Putable on 11/01/2010) (a)	700,000

		1,510,000

Massachusetts—0.3%
1,400,000	State Development Finance Agency, Melmark, VRDN (LOC: TD Bank N.A.) 0.250%, 07/01/2026 (Putable on 11/05/2010) (a)	1,400,000

Michigan—5.6%
1,000,000	Macomb County Economic Development Corp., Aim Plastics, Inc., VRDN (LOC: Comerica Bank) 0.430%, 06/01/2037 (Putable on 11/05/2010) (a)	1,000,000
300,000	Sterling Heights Economic Development Corp., Kunath Enterprises LLC, VRDN (LOC: JPMorgan Chase Bank) 0.880%, 02/01/2016 (Putable on 11/05/2010) (a)	300,000
1,335,000	Strategic Fund Limited Obligation Revenue, Dawnbreakers LLC, VRDN (LOC: Fifth Third Bank) 0.530%, 05/01/2018 (Putable on 11/05/2010) (a)	1,335,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$1,400,000	Strategic Fund Limited Obligation Revenue, Envelope Printery, Inc., VRDN (LOC: Fifth Third Bank) 0.530%, 03/01/2027 (Putable on 11/05/2010) (a)	$1,400,000
7,600,000	Strategic Fund Limited Obligation Revenue, Glastender, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.600%, 11/01/2023 (Putable on 11/05/2010) (a)	7,600,000
2,980,000	Strategic Fund Limited Obligation Revenue, Greenpath, Inc., VRDN (LOC: Fifth Third Bank) 0.450%, 12/01/2017 (Putable on 11/05/2010) (a)	2,980,000
1,730,000	Strategic Fund Limited Obligation Revenue, Russell Investment Co., VRDN (LOC: Fifth Third Bank) 0.450%, 05/01/2027 (Putable on 11/05/2010) (a)	1,730,000
7,945,000	Strategic Fund Limited Obligation Revenue, Sacred Heart Rehab Center, VRDN (LOC: Fifth Third Bank) 0.450%, 03/01/2037 (Putable on 11/05/2010) (a)	7,945,000
2,215,000	Strategic Fund Limited Obligation Revenue, Sintel, Inc., VRDN (LOC: Fifth Third Bank) 0.450%, 10/01/2030 (Putable on 11/05/2010) (a)	2,215,000

		26,505,000

Minnesota—0.3%
1,510,000	Blooming Prairie Industrial Development Revenue, Metal Services, VRDN (LOC: U.S. Bank N.A.) 0.550%, 12/01/2026 (Putable on 11/05/2010) (a)	1,510,000

Mississippi—2.7%

10,800,000	Business Finance Corp., Chevron USA, Inc.—Series G, VRDN (CS: Chevron Corp.) 0.230%, 12/01/2030 (Putable on 11/01/2010) (a)	10,800,000
1,750,000	State Business Finance Corp., Epco Carbondioxide Products, VRDN (LOC: Comerica Bank) 0.430%, 03/01/2017 (Putable on 11/05/2010) (a)	1,750,000

		12,550,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—2.7%
$2,000,000	St. Joseph Industrial Development Authority Revenue, Albaugh, Inc.—Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.470%, 11/01/2019 (Putable on 11/05/2010) (a)	$2,000,000
4,800,000	State Environmental Improvement & Energy Resources Authority Revenue, Utilicorp United, Inc., VRDN (LOC: Bank of America N.A.) 0.700%, 05/01/2028 (Putable on 11/05/2010) (a)	4,800,000
5,885,000	State Health & Educational Facilities Authority, St. Francis Medical Center—Series A, VRDN (LOC: Bank of America N.A.) 0.310%, 06/01/2026 (Putable on 11/01/2010) (a)	5,885,000

		12,685,000

Montana—0.6%
3,000,000	Helena Higher Education Revenue, Carroll College Campus Housing, VRDN (LOC: U.S. Bank N.A.) 0.290%, 10/01/2032 (Putable on 11/01/2010) (a)	3,000,000

Nevada—0.7%
3,170,000	Housing Division, Multi-Unit Housing Revenue—Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.410%, 10/01/2030 (Putable on 11/05/2010) (a)	3,170,000

New Hampshire—1.1%
5,000,000	Business Finance Authority, Taylor Home—Series B, VRDN (LOC: TD Bank N.A.) 0.230%, 05/01/2035 (Putable on 11/05/2010) (a)	5,000,000

New Jersey—3.6%
4,100,000	Health Care Facilities Financing Authority—Series A-3, VRDN (LOC: Wells Fargo Bank N.A.) 0.260%, 07/01/2035 (Putable on 11/05/2010) (a)	4,100,000
11,400,000	Health Care Facilities Financing Authority, Recovery Management System, Inc., VRDN (LOC: TD Bank N.A.) 0.250%, 03/01/2030 (Putable on 11/05/2010) (a)	11,400,000
1,400,000	Health Care Facilities Financing Authority, Virtua Health— Series D, VRDN (LOC: TD Bank N.A.) 0.230%, 07/01/2043 (Putable on 11/05/2010) (a)	1,400,000

		16,900,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Mexico—0.6%
$1,120,000	Albuquerque Industrial Development Revenue, Karsten Co.—Series A, VRDN (LOC: U.S. Bank N.A.) 0.420%, 12/01/2017 (Putable on 11/05/2010) (a)	$1,120,000
1,720,000	Las Cruces Industrial Development Revenue, Parkview Metal Products, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 06/01/2022 (Putable on 11/05/2010) (a)	1,720,000

		2,840,000

New York—2.5%
2,075,000	Albany Industrial Development Agency, Albany History Institute—Series A, VRDN (LOC: Keybank N.A.) 0.550%, 06/01/2019 (Putable on 11/05/2010) (a)	2,075,000
1,700,000	Guilderland Industrial Development Agency, Multi-Mode-Wildwood— Series A, VRDN (LOC: Keybank N.A.) 0.450%, 07/01/2032 (Putable on 11/05/2010) (a)	1,700,000
2,550,000	Monroe County Industrial Development Agency, Hillside Children’s Center, VRDN (LOC: Keybank N.A.) 0.450%, 08/01/2018 (Putable on 11/05/2010) (a)	2,550,000
230,000	New York City Industrial Development Agency, Peninsula Hospital Center, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 12/01/2013 (Putable on 11/05/2010) (a)	230,000
4,000,000	New York City Subordinated— Series J-3, VRDN (LOC: Allied Irish Bank PLC) 2.080%, 08/01/2023 (Putable on 11/01/2010) (a)	4,000,000
1,420,000	Otsego County Industrial Development Agency, Templeton Foundation—Series A, VRDN (LOC: Keybank N.A) 0.450%, 06/01/2027 (Putable on 11/05/2010) (a)	1,420,000

		11,975,000

North Carolina—4.6%
3,300,000	Medical Care Commission, Cleveland County Health, VRDN (LOC: Bank of America N.A.) 0.330%, 01/01/2033 (Putable on 11/01/2010) (a)	3,300,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
North Carolina—continued
$4,355,000	State Capital Facilities Finance Agency, Elon University— Series C, VRDN (LOC: Bank of America N.A.) 0.500%, 01/01/2026 (Putable on 11/05/2010) (a)	$4,355,000
13,900,000	State Medical Care Commission, Carolina Meadows, Inc., VRDN (LOC: Allied Irish Bank PLC) 3.080%, 12/01/2034 (Putable on 11/05/2010) (a)	13,900,000

		21,555,000

Ohio—4.3%
1,900,000	Bellevue Hospital Facilities, Bellevue Hospital, VRDN (LOC: Fifth Third Bank) 0.450%, 08/01/2033 (Putable on 11/05/2010) (a)	1,900,000
1,890,000	Clermont County Health Care Facilities, Sem Haven, Inc., VRDN (LOC: Fifth Third Bank) 0.450%, 11/01/2025 (Putable on 11/05/2010) (a)	1,890,000
2,945,000	County of Stark Industrial Development Authority, H-P Products, Inc., VRDN (LOC: Keybank N.A.) 0.550%, 06/01/2018 (Putable on 11/05/2010) (a)	2,945,000
3,920,000	Cuyahoga County Civic Facilities Revenue, Fairfax Development Corp., VRDN (LOC: Keybank N.A.) 0.450%, 06/01/2022 (Putable on 11/05/2010) (a)	3,920,000
6,630,000	Henry County Revenue, Demand Facilities Improvement Hospital, VRDN (LOC: Keybank N.A.) 0.450%, 03/01/2031 (Putable on 11/05/2010) (a)	6,630,000
2,750,000	Summit County Port Authority Facilities Revenue, KB Compost Services, Inc., VRDN (LOC: PNC Bank N.A.) 0.480%, 04/01/2021 (Putable on 11/05/2010) (a)	2,750,000

Oklahoma—0.2%		20,035,000

1,100,000	Claremore Industrial & Redevelopment Authority, Whirlwind Steel Buildings, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 09/01/2016 (Putable on 11/05/2010) (a)	1,100,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Oregon—2.7%
$3,000,000	Multnomah County Hospital Facilities Authority, Holladay Park Paza, VRDN (LOC: Allied Irish Bank PLC) 2.250%, 11/15/2033 (Putable on 11/01/2010) (a)	$3,000,000
1,470,000	Portland Housing Authority, Floyd Light, VRDN (LOC: Bank of America N.A.) 0.550%, 12/01/2027 (Putable on 11/05/2010) (a)	1,470,000
2,200,000	State Economic Development Revenue, McFarland Cascade— Series 175, VRDN (LOC: U.S. Bank N.A.) 0.320%, 11/01/2016 (Putable on 11/05/2010) (a)	2,200,000
5,950,000	State Economic Development Revenue, YoCream, VRDN (LOC: Keybank N.A.) 0.450%, 02/01/2037 (Putable on 11/05/2010) (a)	5,950,000

		12,620,000

Pennsylvania—5.8%
2,200,000	Beaver County Industrial Development Authority, BASF Corp., VRDN (CS: BASF Corp.) 0.440%, 09/01/2032 (Putable on 11/05/2010) (a)	2,200,000
8,000,000	City of Philadelphia Tax & Revenue Anticipation Notes—Series A (CS: Philadelphia, PA GO) 2.000%, 06/30/2011	8,068,195
7,800,000	Lehigh County General Purpose Authority, Lehigh Valley Health Network—Series C, VRDN (LOC: Bank of America N.A.) 0.270%, 07/01/2029 (Putable on 11/01/2010) (a)	7,800,000
7,900,000	Philadelphia Authority for Industrial Development, Gift of Life Donor Program, VRDN (LOC: TD Bank N.A.) 0.250%, 12/01/2034 (Putable on 11/05/2010) (a)	7,900,000
1,400,000	Philadelphia School District General Obligation—Series C, VRDN (CS: Assured Guaranty, St. Aid Withholding; LOC: TD Bank N.A.) 0.230%, 06/01/2026 (Putable on 11/05/2010) (a)	1,400,000

		27,368,195

Rhode Island—0.2%
735,000	Providence Housing Authority, Cathedral Square—Series B, VRDN (LOC: Bank of America N.A.) 0.950%, 09/01/2017 (Putable on 11/01/2010) (a)	735,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
South Carolina—1.2%
$1,800,000	State Jobs—Economic Development Authority Revenue, Supreme Machined Products Co., VRDN (LOC: Bank of America N.A.) 0.550%, 06/01/2015 (Putable on 11/05/2010) (a)	$1,800,000
3,980,000	State Jobs—Economic Development Authority, Franco Manufacturing Co., Inc., VRDN (LOC: Bank of America N.A.) 0.550%, 05/01/2019 (Putable on 11/05/2010) (a)	3,980,000

		5,780,000

Tennessee—1.6%
7,500,000	Hendersonville Industrial Development Board—Series A, VRDN (LOC: Fifth Third Bank) 0.450%, 05/01/2036 (Putable on 11/05/2010) (a)	7,500,000

Texas—5.5%
2,100,000	Dallam County Industrial Development Corp. Revenue, Cons Dairy Management LLC, VRDN (LOC: Wells Fargo Bank N.A.) 0.430%, 01/01/2027 (Putable on 11/05/2010) (a)	2,100,000
2,600,000	Dallam County Industrial Development Corp. Revenue, Rick & Janice Van Ryan, VRDN (LOC: Wells Fargo Bank N.A.) 0.430%, 07/01/2037 (Putable on 11/05/2010) (a)	2,600,000
3,250,000	Fort Bend County Industrial Development Corp. Revenue, Aaron Rents, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.490%, 01/01/2026 (Putable on 11/05/2010) (a)	3,250,000
6,100,000	Harris County Cultural Education Facilities Finance Corp., Greater Houston YMCA—Series B, VRDN (LOC: Allied Irish Bank PLC) 2.280%, 06/01/2038 (Putable on 11/01/2010) (a)	6,100,000
5,600,000	Port Arthur Navigation District Revenue, BASF Corp., VRDN (LOC: BASF Corp.) 0.440%, 04/01/2033 (Putable on 11/01/2010) (a)	5,600,000
4,480,000	Tarrant County Health Facilities Development Corp., Cumberland Rest, Inc., VRDN (LOC: HSH Nordbank AG) 1.250%, 08/15/2036 (Putable on 11/01/2010) (a)	4,480,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$1,700,000	West Side Calhoun County Navigation District, BP Chemicals, Inc., VRDN (CS: BP Amoco) 0.330%, 10/01/2030 (Putable on 11/01/2010) (a)	$1,700,000

		25,830,000

Vermont—6.4%
2,030,000	Economic Development Authority, Hazelett Strip-Casting, VRDN (LOC: Keybank N.A.) 0.550%, 12/01/2012 (Putable on 11/05/2010) (a)	2,030,000
3,660,000	Educational & Health Buildings Financing Agency, Copley Hospital—Series A, VRDN (LOC: TD Bank N.A.) 0.250%, 10/01/2030 (Putable on 11/05/2010) (a)	3,660,000
13,450,000	Housing Finance Agency— Series 26, VRDN (CS: Assured Guaranty; LOC, SPA: TD Bank N.A.) 0.440%, 05/01/2037 (Putable on 11/05/2010) (a)	13,450,000
10,800,000	Housing Finance Agency— Series A, VRDN (CS: Assured Guaranty; LOC, SPA: DEXIA Credit Local) 0.440%, 05/01/2037 (Putable on 11/05/2010) (a)	10,800,000

		29,940,000

Virginia—1.7%
3,000,000	Brunswick County Industrial Development Authority Revenue, Aegis Waste Solutions, Inc., VRDN (LOC: Bank of America N.A.) 0.800%, 01/01/2017 (Putable on 11/05/2010) (a)	3,000,000
5,135,000	Port Authority Revenue, P-Floats—Series 2671, VRDN (CS: Assured Guaranty; LIQ: DEXIA Credit Local; LOC: Assured Guaranty) 0.530%, 07/01/2015 (Putable on 11/05/2010) (a)	5,135,000

		8,135,000

Washington—6.4%
6,125,000	Port Bellingham Industrial Development Corp. Revenue, Hempler Foods Group, VRDN (LOC: Bank of Montreal) 0.440%, 07/01/2036 (Putable on 11/05/2010) (a)	6,125,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
$3,035,000	Port Bellingham Industrial Development Corp. Revenue, Wood Stone Corp., VRDN (LOC: Keybank N.A.) 0.550%, 02/01/2027 (Putable on 11/05/2010) (a)	$3,035,000
2,510,000	Seattle Housing Authority Revenue, Douglas Apartments, VRDN (LOC: Keybank N.A.) 0.420%, 06/01/2040 (Putable on 11/05/2010) (a)	2,510,000
5,280,000	Seattle Housing Authority Revenue, High Point Project Phase II, VRDN (LOC: Keybank N.A.) 0.450%, 03/01/2039 (Putable on 11/05/2010) (a)	5,280,000
1,400,000	State Economic Development Finance Authority, Belina Interiors, Inc.—Series E, VRDN (LOC: Keybank N.A) 0.730%, 08/01/2033 (Putable on 11/05/2010) (a)	1,400,000
1,110,000	State Economic Development Finance Authority, Belina Interiors, Inc.—Series F, VRDN (LOC: Keybank N.A.) 0.730%, 11/01/2023 (Putable on 11/05/2010) (a)	1,110,000
2,745,000	State Economic Development Finance Authority, Wesmar Company, Inc.—Series F, VRDN (LOC: U.S. Bank N.A.) 0.480%, 07/01/2032 (Putable on 11/05/2010) (a)	2,745,000
7,700,000	State Housing Finance Commission, Mirabella— Series A, VRDN (LOC: HSH Nordbank AG) 1.250%, 03/01/2036 (Putable on 11/01/2010) (a)	7,700,000

		29,905,000

Wisconsin—0.7%
200,000	Elkhorn Industrial Development Revenue, Lanco Precision Plus, VRDN (LOC: JPMorgan Chase Bank) 1.000%, 11/01/2019 (Putable on 11/05/2010) (a)	200,000
1,000,000	Mequon Industrial Development Revenue, Gateway Plastics, Inc.—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.800%, 08/01/2026 (Putable on 11/05/2010) (a)	1,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
$1,200,000	Rhinelander Industrial Development Revenue, Superior Diesel/SDI Properties, VRDN (LOC: JPMorgan Chase Bank) 0.630%, 07/01/2021 (Putable on 11/05/2010) (a)	$1,200,000
1,000,000	Wausau Industrial Development Revenue, Apogee Enterprises, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.530%, 03/01/2022 (Putable on 11/05/2010) (a)	1,000,000

		3,400,000

	Total Municipal Bonds (Cost $470,695,175)	470,695,175

Shares	Security Description	Value

Money Market Funds—0.0%*
25,697	SEI Tax Exempt Trust—Institutional Tax Free Fund—Class A, 0.05%	$25,697

	Total Money Market Funds (Cost $25,697)	25,697

	Total Investments (Cost $470,720,872)—100.1%	470,720,872
	Liabilities in Excess of Other Assets—(0.1)%	(552,044)

	TOTAL NET ASSETS 100.0%	$470,168,828

Percentages are stated as a percent of net assets.

*	Amount less than 0.05%.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2010.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Co.—Company
Corp.—Corporation
CS—Credit Support
Inc.—Incorporated
LIQ —Liquidity Facility
LLC—Limited Liability Company
LOC—Letter of Credit
LP—Limited Partnership
N.A.—North America
PLC—Public Limited Company
SPA—Standby Purchase Agreement
VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2010

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund

ASSETS:
Investments, at value (1)	$606,023,218	$2,385,289	$8,530,115
Cash	2,755,085	18	10,725
Cash denominated in foreign currencies (2)	528,278	27,132	—
Receivable from capital shares issued	569,861	—	3,000
Receivable from investment securities sold	33,154,935	—	2,135
Due from Adviser	—	8,045	—
Dividends and interest receivable	9,825,877	5,025	—
Prepaid expenses and other assets	33,603	1,953	9,978

Total assets	652,890,857	2,427,462	8,555,953

LIABILITIES:
Payable for capital shares redeemed	683,624	—	23,941
Payable for investment securities purchased	16,940,727	14,440	—
Payable for forward currency contracts	2,558,322	—	—
Accrued expenses and other liabilities:
Investment advisory fees	534,583	—	5,130
Line of credit	3,087,000	—	783,000
Other	242,757	19,583	26,077

Total liabilities	24,047,013	34,023	838,148

Net Assets	$628,843,844	$2,393,439	$7,717,805

Net assets represented by
Capital stock	$1,640,925,684	$2,054,755	$12,470,977
Accumulated net investment income (loss)	19,085,090	32,199	(2,418)
Accumulated net realized gains (losses) on investments, foreign currency translation and swap contracts	(1,137,165,281)	41,908	(702,598)
Net unrealized appreciation (depreciation) on:
Investments	107,779,251	264,579	(4,048,156)
Foreign currency and foreign currency translation	777,422	(2)	—
Forward currency contracts	(2,558,322)	—	—

Total Net Assets	$628,843,844	$2,393,439	$7,717,805

Net asset value
Net assets	$628,843,844	$2,393,439	$7,717,805
Shares of beneficial interest issued and outstanding	140,396,439	186,955	1,003,499
Net asset value, offering price and redemption price per share*	$4.48	$12.80	$7.69

(1) Cost of investments	$498,243,967	$2,120,710	$12,578,271
(2) Cost of cash denominated in foreign currencies	$529,450	$27,196	$—

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2010

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

ASSETS:
Investments, at value (1)	$11,872,862	$5,314,420	$61,483,406
Cash	91	39	506
Receivable from capital shares issued	—	—	1,000
Receivable from investment securities sold	—	1,610	1,356,200
Dividends and interest receivable	7,151	307	178,423
Prepaid expenses and other assets	8,755	3,398	6,784

Total assets	11,888,859	5,319,774	63,026,319

LIABILITIES:
Payable for capital shares redeemed	6,664	—	—
Accrued expenses and other liabilities:
Investment advisory fees	8,510	1,942	53,457
Other	26,716	23,632	39,291

Total liabilities	41,890	25,574	92,748

Net Assets	$11,846,969	$5,294,200	$62,933,571

Net assets represented by
Capital stock	$24,762,116	$5,106,618	$66,608,016
Accumulated net investment loss	—	—	(23,094)
Accumulated net realized losses on investments, written option contracts expired or closed and foreign currency translation	(13,659,731)	(802,741)	(1,869,659)
Net unrealized appreciation (depreciation) on investments	744,584	990,323	(1,781,692)

Total Net Assets	$11,846,969	$5,294,200	$62,933,571

Net asset value
Net assets	$11,846,969	$5,294,200	$62,933,571
Shares of beneficial interest issued and outstanding	1,168,334	513,795	6,194,402
Net asset value, offering price and redemption price per share*	$10.14	$10.30	$10.16

(1) Cost of investments	$11,128,278	$4,324,097	$63,265,098

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2010

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

ASSETS:
Investments, at value (1)	$1,421,782,761	$470,720,872
Receivable from capital shares issued	31,122,916	1,450,396
Interest receivable	6,586,073	479,447
Prepaid expenses and other assets	95,904	25,796

Total assets	1,459,587,654	472,676,511

LIABILITIES:
Payable for capital shares redeemed	1,919,438	779,055
Payable for investment securities purchased	17,451,904	1,510,000
Payable to custodian	539,391	25,449
Accrued expenses and other liabilities:
Investment advisory fees	654,049	166,151
Distribution fees	60,393	—
Other	64,746	27,028

Total liabilities	20,689,921	2,507,683

Net Assets	$1,438,897,733	$470,168,828

Net assets represented by
Capital stock	$1,437,231,060	$470,168,817
Accumulated net investment income	—	10
Accumulated net realized gains (losses) on investments	(49,464)	1
Net unrealized appreciation on investments	1,716,137	—-

Total Net Assets	$1,438,897,733	$470,168,828

Net asset value
Adviser Class Shares
Net assets	$292,564,860
Shares of beneficial interest issued and outstanding	28,954,875
Net asset value and redemption price per share	$10.10
Maximum offering price per share (net asset value plus sales charge of 0.50%)	$10.15
Investor Class Shares
Net assets	$1,146,332,873	$470,168,828
Shares of beneficial interest issued and outstanding	114,088,226	470,171,583
Net asset value, offering price and redemption price per share*	$10.05	$1.00

(1) Cost of investments	$1,420,066,624	$470,720,872

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2010

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund

INVESTMENT INCOME:
Interest income	$6,036	$18	$3
Dividend income*	92,446,604	131,038	112,353

Total investment income	92,452,640	131,056	112,356

EXPENSES:
Investment advisory fees	6,571,947	21,132	83,737
Administration fees	287,758	971	4,878
Fund accounting fees	172,459	1,087	3,275
Audit and tax fees	29,089	17,364	25,645
Custodian fees	64,320	201	997
Legal fees	43,405	222	753
Registration and filing fees	66,384	9,483	13,499
Printing and mailing fees	157,995	1,822	4,998
Transfer agent fees	287,708	911	4,808
Trustee fees	4,934	3,566	4,403
Interest expense	239,370	—	7,039
Other fees	47,796	262	804

Total expenses before expense waiver by Adviser	7,973,165	57,021	154,836
Expense waiver by Adviser (Note 6)	—	(28,493)	(34,708)

Net expenses	7,973,165	28,528	120,128

Net investment income (loss)	84,479,475	102,528	(7,772)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(106,970,989)	41,908	(297,894)
Foreign currency translation	2,308,762	(787)	(144)
Swap contracts	(8,919,330)	—	—

Net realized gain (loss)	(113,581,557)	41,121	(298,038)

Change in unrealized appreciation (depreciation) on:
Investments	90,505,773	128,941	1,115,795
Foreign currency translation	738,010	(4)	(65)
Forward currency contracts	(2,558,322)	—	—

Net change in unrealized appreciation	88,685,461	128,937	1,115,730

Net realized and unrealized gain (loss) on investments	(24,896,096)	170,058	817,692

Change in net assets resulting from operations	$59,583,379	$272,586	$809,920

* Net of foreign taxes withheld	$4,564,195	$2,162	$846

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2010

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

INVESTMENT INCOME:
Interest income	$1	$26	$492,685
Dividend income*	50,481	32,015	993,309

Total investment income	50,482	32,041	1,485,994

EXPENSES:
Investment advisory fees	115,687	46,838	604,697
Administration fees	4,856	2,128	27,162
Fund accounting fees	2,906	1,281	16,143
Audit and tax fees	22,165	21,285	23,993
Custodian fees	1,137	458	6,047
Legal fees	947	479	4,789
Registration and filing fees	23,799	19,896	23,129
Printing and mailing fees	4,814	2,058	5,231
Transfer agent fees	4,806	2,068	27,111
Trustee fees	3,649	3,648	3,818
Interest expense	10,707	867	—
Other fees	932	422	4,388

Total expenses before expense waiver by Adviser	196,405	101,428	746,508
Expense waiver by Adviser (Note 6)	(29,521)	(37,330)	—

Net expenses	166,884	64,098	746,508

Net investment income (loss)	(116,402)	(32,057)	739,486

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(1,606,489)	(9,078)	(1,608,580)
Written option contracts expired or closed	—	—	15,494
Foreign currency translation	8	—	—

Net realized loss	(1,606,481)	(9,078)	(1,593,086)

Change in unrealized appreciation (depreciation) on:
Investments	4,208,041	1,282,573	9,359,066
Written option contracts	—	—	(11,224)

Net change in unrealized appreciation	4,208,041	1,282,573	9,347,842

Net realized and unrealized gain on investments	2,601,560	1,273,495	7,754,756

Change in net assets resulting from operations	$2,485,158	$1,241,438	$8,494,242

* Net of foreign taxes withheld	$—	$—	$5,668

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2010

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

INVESTMENT INCOME:
Interest income	$28,398,544	$3,426,704

Total investment income	28,398,544	3,426,704

EXPENSES:
Investment advisory fees	11,715,531	2,457,224
Administration fees	46,902	13,091
Distribution fees - Adviser Class	598,249	—
Fund accounting fees	39,082	10,911
Audit and tax fees	18,615	14,836
Custodian fees	23,451	6,541
Legal fees	26,606	7,934
Registration and filing fees	142,276	48,182
Printing and mailing fees	96,853	14,172
Transfer agent fees	46,902	13,091
Trustee fees	4,750	3,339
Other fees	44,547	17,984

Total expenses before expense waiver by Adviser	12,803,764	2,607,305
Expense waiver by Adviser (Note 6)	(3,894,496)	(286,294)

Net expenses	8,909,268	2,321,011

Net investment income	19,489,276	1,105,693

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,776	1
Change in unrealized appreciation on investments	383,987	—

Net realized and unrealized gain on investments	386,763	1

Change in net assets resulting from operations	$19,876,039	$1,105,694

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$84,479,475	$135,732,607
Net realized gain (loss) on:
Investments	(106,970,989)	(371,836,256)
Written option contracts expired or closed	—	672,620
Foreign currency translation	2,308,762	(1,907,275)
Forward currency contracts	—	(3,392,718)
Swap contracts	(8,919,330)	5,526,555
Change in unrealized appreciation (depreciation) on:
Investments	90,505,773	259,883,578
Foreign currency and foreign currency translation	738,010	249,106
Forward currency contracts	(2,558,322)	—

Change in net assets resulting from operations	59,583,379	24,928,217

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(121,681,531)	(126,650,712)
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(121,681,531)	(126,650,712)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	350,130,657	196,120,574
Dividends reinvested	83,999,218	87,140,087
Redemption fees	293,799	178,370
Cost of shares redeemed	(315,633,085)	(208,323,675)

Change in net assets from capital share transactions	118,790,589	75,115,356

Total change in net assets	56,692,437	(26,607,139)

NET ASSETS:
Beginning of year	572,151,407	598,758,546

End of year*	$628,843,844	$572,151,407

* Including accumulated net investment income of:	$19,085,090	$24,330,835

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Accelerating Dividend Fund

	Year Ended October 31, 2010	Period Ended October 31, 2009 (1)

OPERATIONS:
Net investment income	$102,528	$12,387
Net realized gain (loss) on:
Investments	41,908	5,392
Foreign currency translation	(787)	182
Change in unrealized appreciation (depreciation) on:
Investments	128,941	135,638
Foreign currency translation	(4)	2

Change in net assets resulting from operations	272,586	153,601

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(81,929)	—
From net realized gain on investments	(5,574)	—

Change in net assets resulting from distributions to shareholders	(87,503)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,003,273	1,060,985
Dividends reinvested	55,671	—
Redemption fees	55	—
Cost of shares redeemed	(65,229)	—

Change in net assets from capital share transactions	993,770	1,060,985

Total change in net assets	1,178,853	1,214,586

NET ASSETS:
Beginning of period	1,214,586	—

End of period*	$2,393,439	$1,214,586

* Including accumulated net investment income of:	$32,199	$12,387

(1) Fund commenced operations on November 5, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Financial Services Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income (loss)	$(7,772)	$24,005
Net realized gain (loss) on:
Investments	(297,894)	(145,307)
Foreign currency translation	(144)	7,994
Change in unrealized appreciation (depreciation) on:
Investments	1,115,795	1,352,226
Foreign currency translation	(65)	674

Change in net assets resulting from operations	809,920	1,239,592

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(99,399)
From net realized gain on investments	—	(419,990)
From tax return of capital	—	(4,121)

Change in net assets resulting from distributions to shareholders	—	(523,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,122,906	1,966,966
Dividends reinvested	—	473,302
Redemption fees	2,651	1,015
Cost of shares redeemed	(3,112,605)	(1,938,943)

Change in net assets from capital share transactions	(987,048)	502,340

Total change in net assets	(177,128)	1,218,422

NET ASSETS:
Beginning of year	7,894,933	6,676,511

End of year*	$7,717,805	$7,894,933

* Including accumulated net investment income (loss) of:	$(2,418)	$4,653

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Innovators Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment loss	$(116,402)	$(90,764)
Net realized gain (loss) on:
Investments	(1,606,489)	(5,526,915)
Foreign currency translation	8	92
Change in unrealized appreciation (depreciation) on:
Investments	4,208,041	6,968,188
Foreign currency translation	—	(49)

Change in net assets resulting from operations	2,485,158	1,350,552

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	960,851	1,676,100
Dividends reinvested	—	—
Redemption fees	699	1,168
Cost of shares redeemed	(2,707,254)	(7,302,845)

Change in net assets from capital share transactions	(1,745,704)	(5,625,577)

Total change in net assets	739,454	(4,275,025)

NET ASSETS:
Beginning of year	11,107,515	15,382,540

End of year*	$11,846,969	$11,107,515

* Including accumulated net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Transformations Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment loss	$(32,057)	$(4,327)
Net realized loss on investments	(9,078)	(653,420)
Change in unrealized appreciation on investments	1,282,573	1,518,183

Change in net assets resulting from operations	1,241,438	860,436

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(14,717)
From net realized gain on investments	—	—
From tax return of capital	—	(2,411)

Change in net assets resulting from distributions to shareholders	—	(17,128)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	946,400	82,368
Dividends reinvested	—	17,115
Redemption fees	384	1
Cost of shares redeemed	(408,227)	(78,085)

Change in net assets from capital share transactions	538,557	21,399

Total change in net assets	1,779,995	864,707

NET ASSETS:
Beginning of year	3,514,205	2,649,498

End of year*	$5,294,200	$3,514,205

* Including accumulated net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Balance Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$739,486	$841,491
Net realized gain (loss) on:
Investments	(1,608,580)	703
Written option contracts expired or closed	15,494	145,530
Change in unrealized appreciation (depreciation) on:
Investments	9,359,066	4,462,680
Written option contracts	(11,224)	11,224

Change in net assets resulting from operations	8,494,242	5,461,628

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(711,332)	(845,241)
From net realized gain on investments	—	—
From tax return on capital	—	(114,962)

Change in net assets resulting from distributions to shareholders	(711,332)	(960,203)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,327,815	314,766
Dividends reinvested	685,147	918,908
Redemption fees	4,502	106
Cost of shares redeemed	(4,097,021)	(3,602,450)

Change in net assets from capital share transactions	(79,557)	(2,368,670)

Total change in net assets	7,703,353	2,132,755

NET ASSETS:
Beginning of year	55,230,218	53,097,463

End of year*	$62,933,571	$55,230,218

* Including accumulated net investment loss of:	$(23,094)	$(26,712)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$19,489,276	$23,322,056
Net realized gain on investments	2,776	2,449
Change in unrealized appreciation on investments	383,987	2,292,156

Change in net assets resulting from operations	19,876,039	25,616,661

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(2,541,509)	(1,957,636)
Distributions to Investor Class Shareholders:
From net investment income	(16,948,608)	(21,386,016)

Change in net assets resulting from distributions to shareholders	(19,490,117)	(23,343,652)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,008,880,690	1,796,530,927
Dividends reinvested	13,426,404	16,990,391
Redemption fees	57,349	67,162
Cost of shares redeemed	(1,257,712,771)	(385,248,405)

Change in net assets from capital share transactions	(235,348,328)	1,428,340,075

Total change in net assets	(234,962,406)	1,430,613,084

NET ASSETS:
Beginning of year	1,673,860,139	243,247,055

End of year*	$1,438,897,733	$1,673,860,139

* Including accumulated net investment income of:	$—	$524

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$1,105,693	$6,742,772
Net realized gain on investments	1	87,593

Change in net assets resulting from operations	1,105,694	6,830,365

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,105,683)	(6,742,772)
From net realized gain on investments	—	(87,593)
From tax return of capital	—	(2,781)

Change in net assets resulting from distributions to shareholders	(1,105,683)	(6,833,146)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,256,738,098	1,310,070,747
Dividends reinvested	765,755	5,367,192
Cost of shares redeemed	(1,577,167,490)	(1,190,003,238)

Change in net assets from capital share transactions	(319,663,637)	125,434,701

Total change in net assets	(319,663,626)	125,431,920

NET ASSETS:
Beginning of year	789,832,454	664,400,534

End of year*	$470,168,828	$789,832,454

* Including accumulated net investment income of:	$10	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each year)

	Dynamic Dividend Fund

	Year Ended October 31,

	2010		2009	2008	2007		2006

Per Share Data:
Net asset value per share, beginning of year	$4.78		$5.72	$13.32	$12.52		$11.98

Income from investment operations:
Net investment income	0.56		1.37 (a)	1.33 (a)	1.95		1.61
Net realized and unrealized gains (losses) on investments	(0.00	)(b)	(1.14)	(7.29)	0.61		0.51

Total from investment operations	0.56		0.23	(5.96)	2.56		2.12

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)
Less distributions:
From net investment income	(0.86)		(1.17)	(1.58)	(1.76)		(1.58)
From tax return on capital	—		—	(0.06)	—		—

Total distributions	(0.86)		(1.17)	(1.64)	(1.76)		(1.58)

Net asset value per share, end of year	$4.48		$4.78	$5.72	$13.32		$12.52

Total return	12.72%		6.64%	–49.05%	21.66%		18.68%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$628,844		$572,151	$598,759	$1,500,072		$633,264
Ratio of total expenses to average net assets	1.21%		1.20%	1.18%	1.15%		1.18%
Ratio of interest expense to average net assets	0.04%		0.02%	0.02%	0.00	%(b)	0.00	%(b)
Ratio of expenses to average net assets excluding interest expense	1.18%		1.18%	1.16%	1.15%		1.18%
Ratio of net investment income to average net assets	12.85%		26.04%	15.32%	15.65%		14.04%
Portfolio turnover	506%		656%	323%	216%		192%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund

	Year Ended October 31, 2010	Period Ended October 31, 2009 (a)

Per Share Data:
Net asset value per share, beginning of period	$11.48	$10.00

Income from investment operations:
Net investment income	0.51	0.12	(b)
Net realized and unrealized gains on investments	1.29	1.36

Total from investment operations	1.80	1.48

Redemption fees	0.00 (c)	—
Less distributions:
From net investment income	(0.45)	—
From net realized gains on investments	(0.03)	—

Total distributions	(0.48)	—

Net asset value per share, end of period	$12.80	$11.48

Total return	16.06%	14.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,393	$1,215
Ratio of expenses to average net assets:
Before waivers	2.70%	5.26	%(e)
After waivers	1.35%	1.35	%(e)
Ratio of net investment income to average net assets	4.85%	1.19	%(e)
Portfolio turnover	225%	104	%(d)

(a)	For the period from November 5, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund

	Year Ended October 31,					Period Ended October 31, 2006 (a)

	2010	2009		2008	2007

Per Share Data:
Net asset value per share, beginning of period	$6.86	$6.24		$13.89	$12.13	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)	0.03	(b)	0.07 (b)	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	0.84	1.10		(4.40)	2.54	2.12

Total from investment operations	0.83	1.13		(4.33)	2.52	2.14

Redemption fees	0.00 (c)	0.00	(c)	0.01	0.00 (c)	0.00 (c)
Less distributions:
From net investment income	—	(0.10)		—	(0.01)	(0.01)
From net realized gains on investments	—	(0.41)		(3.33)	(0.75)	—
From tax return on capital	—	(0.00	)(c)	—	—	—

Total distributions	—	(0.51)		(3.33)	(0.76)	(0.01)

Net asset value per share, end of period	$7.69	$6.86		$6.24	$13.89	$12.13

Total return	12.26%	21.83%		–41.16%	21.64%	21.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,718	$7,895		$6,677	$10,820	$7,544
Ratio of total expenses to average net assets:
Before waivers	1.85%	2.06%		1.94%	2.61%	2.53%
After waivers	1.43%	1.44%		1.35%	1.35%	1.35%
Ratio of interest expense to average net assets	0.08%	0.09%		0.37%	1.02%	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.77%	1.97%		1.57%	1.59%	2.52%
After waivers	1.35%	1.35%		0.98%	0.33%	1.34%
Ratio of net investment income (loss) to average net assets	(0.09)%	0.39%		1.32%	(0.16)%	0.15%
Portfolio turnover	133%	437%		455%	397%	106%

(a)	For the period from November 1, 2005 (inception of fund) to October 31, 2006.

(b)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Innovators Fund

	Year Ended October 31,					Period Ended October 31, 2006 (a)

	2010	2009	2008		2007

Per Share Data:
Net asset value per share, beginning of period	$8.13	$6.83	$14.08		$10.31	$10.00

Income from investment operations:
Net investment income (loss)	(0.10)	— (b)	(0.01	)(b)	0.07	0.09
Net realized and unrealized gains (losses) on investments	2.11	1.30	(6.84)		3.91	0.22

Total from investment operations	2.01	1.30	(6.85)		3.98	0.31

Redemption fees	0.00 (c)	0.00 (c)	0.03		0.01	—
Less distributions:
From net investment income	—	—	(0.02)		(0.14)	—
From net realized gains on investments	—	—	(0.41)		(0.08)	—

Total distributions	—	—	(0.43)		(0.22)	—

Net asset value per share, end of period	$10.14	$8.13	$6.83		$14.08	$10.31

Total return	24.72%	19.03%	–49.95%		39.47%	3.10	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,847	$11,108	$15,383		$48,355	$5,073
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.70%	1.86%	1.31%		1.53%	4.25	%(e)
After waivers, reimbursements, and recoveries	1.44%	1.54%	1.35%		1.33%	1.35	%(e)
Ratio of interest expense to average net assets	0.09%	0.19%	0.04%		—	—
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.61%	1.67%	1.27%		1.53%	4.25	%(e)
After waivers, reimbursements, and recoveries	1.35%	1.35%	1.31%		1.33%	1.35	%(e)
Ratio of net investment income (loss) to average net assets	(1.01)%	(0.92)%	(0.18)%		1.08%	3.18	%(e)
Portfolio turnover	22%	20%	76%		135%	3	%(d)

(a)	For the period from July 11, 2006 (commencement of operations) to October 31, 2006.

(b)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Transformations Fund

	Year Ended October 31,			Period Ended October 31, 2008 (a)

	2010	2009

Per Share Data:
Net asset value per share, beginning of period	$7.68	$5.79		$10.00

Income from investment operations:
Net investment income (loss)	(0.06)	0.01	(b)	0.03	(b)
Net realized and unrealized gains (losses) on investments	2.68	1.92		(4.24)

Total from investment operations	2.62	1.93		(4.21)

Redemption fees	0.00 (c)	0.00	(c)	0.00	(c)
Less distributions:
From net investment income	—	(0.03)		—
From net realized gains on investments	—	—		—
From tax return of capital	—	(0.01)		—

Total distributions	—	(0.04)		—

Net asset value per share, end of period	$10.30	$7.68		$5.79

Total return	34.11%	33.61%		–42.10	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,294	$3,514		$2,649
Ratio of total expenses to average net assets:
Before waivers	2.17%	2.86%		2.95	%(e)
After waivers	1.37%	1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.02%	0.00	%(c)	—
Ratio of expenses to average net assets excluding interest expense:
Before waivers	2.15%	2.86%		2.95	%(e)
After waivers	1.35%	1.35%		1.35	%(e)
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.16)%		0.44	%(e)
Portfolio turnover	52%	57%		108	%(d)

(a)	For the period from December 31, 2007 (inception of fund) to October 31, 2008.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Dynamic Balance Fund

	Year Ended October 31,

	2010	2009		2008	2007		2006

Per Share Data:
Net asset value per share, beginning of year	$8.88	$8.15		$13.55	$13.72		$12.67

Income from investment operations:
Net investment income	0.12	0.13	(a)	0.26 (a)	0.26		0.21
Net realized and unrealized gains (losses) on investments	1.27	0.75		(4.47)	0.28		1.26

Total from investment operations	1.39	0.88		(4.21)	0.54		1.47

Redemption fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)
Less distributions:
From net investment income	(0.11)	(0.13)		(0.25)	(0.24)		(0.20)
From net realized gains on investments	—	—		(0.93)	(0.47)		(0.22)
From tax return on capital	—	(0.02)		(0.01)	—		—

Total distributions	(0.11)	(0.15)		(1.19)	(0.71)		(0.42)

Net asset value per share, end of year	$10.16	$8.88		$8.15	$13.55		$13.72

Total return	15.77%	11.03%		–33.63%	4.03%		11.79%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$62,934	$55,230		$53,097	$92,360		$98,162
Ratio of total expenses to average net assets	1.23%	1.26%		1.24%	1.16%		1.19%
Ratio of interest expense to average net assets	—	0.00	%(b)	0.90%	0.00	%(b)	—
Ratio of expenses to average net assets excluding interest expense	1.23%	1.26%		1.15%	1.16%		1.19%
Ratio of net investment income to average net assets	1.22%	1.65%		2.35%	1.87%		1.60%
Portfolio turnover	16%	41%		34%	28%		22%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,

	2010	2009	2008	2007	2006

Adviser Class Shares:
Net asset value per share, beginning of year	$10.10	$10.05	$10.10	$10.10	$10.03

Income from investment operations:
Net investment income	0.10	0.30 (a)	0.38 (a)	0.38	0.31
Net realized and unrealized gains (losses) on investments	0.01	0.04	(0.04)	0.00 (b)	0.09

Total from investment operations	0.11	0.34	0.34	0.38	0.40

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.11)	(0.29)	(0.39)	(0.38)	(0.33)
From net realized gains on investments	—	—	—	—	(0.00	)(b)

Total distributions	(0.11)	(0.29)	(0.39)	(0.38)	(0.33)

Net asset value per share, end of year	$10.10	$10.10	$10.05	$10.10	$10.10

Total return	1.05%	3.40%	3.39%	3.82%	4.01%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$292,565	$211,643	$11,568	$871,630	$408,535
Ratio of expenses to average net assets:
Before waivers	1.03%	1.05%	1.08%	1.14%	1.16%
After waivers	0.78%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.04%	2.75%	4.12%	3.82%	3.33%
Portfolio turnover (c)	19%	16%	129%	171%	96%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,

	2010		2009	2008	2007	2006

Investor Class Shares:
Net asset value per share, beginning of year	$10.05		$10.00	$10.04	$10.05	$10.03

Income from investment operations:
Net investment income	0.13		0.31 (a)	0.41 (a)	0.40	0.36
Net realized and unrealized gains (losses) on investments	(0.00	)(b)	0.05	(0.04)	(0.01)	0.02

Total from investment operations	0.13		0.36	0.37	0.39	0.38

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.13)		(0.31)	(0.41)	(0.40)	(0.36)
From net realized gains on investments	—		—	—	—	(0.00	)(b)

Total distributions	(0.13)		(0.31)	(0.41)	(0.40)	(0.36)

Net asset value per share, end of year	$10.05		$10.05	$10.00	$10.04	$10.05

Total return	1.31%		3.65%	3.75%	3.97%	3.88%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$1,146,333		$1,462,217	$231,679	$59,409	$45,260
Ratio of expenses to average net assets:
Before waivers	0.78%		0.80%	0.83%	0.89%	0.91%
After waivers	0.53%		0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.29%		3.00%	4.37%	4.07%	3.58%
Portfolio turnover (c)	19%		16%	129%	171%	96%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Municipal Money Market Fund

	Year Ended October 31,

	2010		2009		2008	2007	2006

Per Share Data:
Net asset value per share, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.00	(b)	0.01	(a)	0.03 (a)	0.04	0.03

Total from investment operations	—		0.01		0.03	0.04	0.03

Less distributions:
From net investment income	(0.00	)(b)	(0.01)		(0.03)	(0.04)	(0.03)
From tax return capital	—		(0.00	)(b)	—	—	—

Total distributions	—		(0.01)		(0.03)	(0.04)	(0.03)

Net asset value per share, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.20%		1.03%		2.94%	3.68%	3.33%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$470,169		$789,832		$664,401	$1,115,100	$365,840
Ratio of total expenses to average net assets:
Before waivers	0.48%		0.53%		0.49%	0.49%	0.53%
After waivers	0.43%		0.53%		0.35%	0.26%	0.30%
Ratio of interest expense to average net assets	—		0.00	%(b)	—	—	—
Ratio of expenses to average net assets excluding interest expense:
Before waivers	0.48%		0.53%		0.49%	0.49%	0.53%
After waivers	0.43%		0.53%		0.35%	0.26%	0.30%
Ratio of net investment income to average net assets	0.20%		0.99%		2.93%	3.37%	3.31%

(a)	Net investment income is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2010

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware business trust, and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Dynamic Balance Fund are six separate funds of the Series Trust. The Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund are two separate funds of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, Alpine Dynamic Balance Fund, Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Board of Trustees approved the closing of the Adviser Class of the Alpine Municipal Money Market Fund on September 24, 2007. The final day of operation for this class was December 4, 2007. The Alpine Accelerating Dividend Fund commenced operations on November 5, 2008.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Fund’s net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset values are

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

not calculated. As stated above, if the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 p.m., Eastern time), the security will be priced at fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset values may differ from quoted or official closing prices.

As of October 31, 2010, the Dynamic Innovators Fund and Ultra Short Tax Optimized Income Fund held securities that are fair valued, which comprised less than 0.05% and 0.2%, respectively, of each Fund’s net assets.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the 1940 Act, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Trans- formations Fund	Dynamic Balance Fund

Level 1*:
Common Stocks
Consumer Discretionary	$88,554,015	$113,284	$—	$1,727,713	$1,432,247	$3,396,456
Consumer Staples	42,652,545	425,945	—	—	—	3,121,120
Energy	77,308,423	232,036	—	—	37,579	3,767,282
Financials	47,503,636	311,491	8,162,316	506,940	414,076	14,997,790
Health Care	32,673,029	112,091	—	3,541,195	1,092,496	5,004,662
Industrials	153,810,992	456,001	112,140	1,646,082	1,202,132	7,287,245
Information Technology	51,617,517	256,034	—	3,317,435	548,407	1,903,435
Materials	81,349,759	224,313	—	719,290	366,370	1,263,054
Telecommunication Services	—	39,627	—	142,225	—	—
Utilities	30,553,065	107,123	—	—	—	1,925,536
Investment Companies	—	—	116,094	—	—	—
Short-Term Investments	237	107,344	702	271,737	221,113	7,879,324
Level 2*:
Common Stocks
Financials	—	—	138,863	—	—	—
Bonds and Notes	—	—	—	—	—	10,937,502
Level 3:
Common Stocks
Financials	—	—	—	245	—	—

Total Investments	$606,023,218	$2,385,289	$8,530,115	$11,872,862	$5,314,420	$61,483,406

Level 2*:
Forward currency contracts**	$(2,558,322)	$—	$—	$—	$—	$—

*

A security’s classification as Level 1 or Level 2 within a Fund can move on a daily basis throughout the year depending on whether or not a Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

**	Forward currency contracts are valued at the unrealized appreciation (depreciation) on the instrument. These instruments are not reflected in the Schedule of Portfolio Investments.

Dynamic Innovators Fund

Balance as of October 31, 2009	$—
Accrued discounts / premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(65,416)
Net purchases (sales)	65,661
Transfers in and / or out of Level 3	—

Balance as of October 31, 2010	$245

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Level 1:
Money Market Funds	$2,430	$25,697
Level 2:
Alabama	66,851,010	3,600,000
Alaska	—	440,000
Arizona	28,049,107	—
Arkansas	13,711,780	—
California	171,357,870	38,170,000
Colorado	13,961,018	22,412,000
Connecticut	5,000,400	2,695,000
Delaware	5,000,000	—
Florida	104,273,140	36,424,980
Georgia	27,978,380	5,950,000
Illinois	146,633,939	33,760,000
Indiana	32,620,000	27,105,000
Iowa	10,000,000	3,950,000
Kansas	3,505,000	1,110,000
Kentucky	38,965,040	2,130,000
Louisiana	52,674,399	1,510,000
Massachusetts	10,484,185	1,400,000
Michigan	63,060,193	26,505,000
Minnesota	16,155,624	1,510,000
Mississippi	20,432,238	12,550,000
Missouri	13,925,000	12,685,000
Montana	—	3,000,000
Nevada	757,313	3,170,000
New Hampshire	31,207,130	5,000,000
New Jersey	49,604,178	16,900,000
New Mexico	1,145,000	2,840,000
New York	31,551,750	11,975,000
North Carolina	5,000,000	21,555,000
Ohio	19,877,520	20,035,000
Oklahoma	770,102	1,100,000
Oregon	26,092,450	12,620,000
Pennsylvania	136,841,614	27,368,195
Puerto Rico	55,138,344	—
Rhode Island	—	735,000
South Carolina	5,000,000	5,780,000
Tennessee	31,144,885	7,500,000
Texas	48,496,570	25,830,000
Vermont	—	29,940,000
Virgin Islands	430,997	—
Virginia	62,503,360	8,135,000
Washington	25,253,837	29,905,000

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Level 2: (continued)
Wisconsin	$40,910,458	$3,400,000
Wyoming	2,855,000	—
Level 3:
Multi-State	2,561,500	—

Total Investments	$1,421,782,761	$470,720,872

Ultra Short Tax Optimized Income Fund

Balance as of October 31, 2009	$3,031,500
Accrued discounts / premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(470,000)
Net purchases (sales)	—
Transfers in and / or out of Level 3	—

Balance as of October 31, 2010	$2,561,500

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

Each Fund has a line of credit with U.S. Bank N.A. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the year ended October 31, 2010, the average interest rate paid on outstanding borrowings under the line of credit was 1.25%, 1.25%, 1.30% and 1.25% for the Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Total line of credit amount available	$217,630,286	$809,154	$2,851,984	$3,962,953
Line of credit outstanding at October 31, 2010	3,087,000	—	783,000	—
Line of credit amount unused at October 31, 2010	214,543,286	809,154	2,068,984	3,962,953
Average balance outstanding during the year	18,660,562	—	554,578	845,082
Interest expense incurred on line of credit during the year	236,497	—	7,028	10,707
Interest expense incurred on custody overdrafts during the year	2,873	—	11	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Total line of credit amount available	$1,773,258	$21,008,773	$486,529,218	$157,558,837
Line of credit outstanding at October 31, 2010	—	—	—	—
Line of credit amount unused at October 31, 2010	1,773,258	21,008,773	486,529,218	157,558,837
Average balance outstanding during the year	68,238	—	—	—
Interest expense incurred on line of credit during the year	867	—	—	—
Interest expense incurred on custody overdrafts during the year	—	—	—	—

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations, Dynamic Balance and Ultra Short Tax Optimized Income Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Ultra Short Tax Optimized Income Fund are allocated among the classes of the Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services and Dynamic Transformations Funds may invest without limitation in foreign securities. The Dynamic Innovators Fund and Dynamic Balance Fund may invest up to 20% and 15%, respectively, of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

H. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Written Option Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may write (sell) put and call options to gain exposure to or hedge against changes in the value of equities. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of an option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received. The net realized gains or losses and change in unrealized appreciation or depreciation on written option contracts is included in the Statements of Operations. With written option contracts, there is minimal counterparty credit risk to the Funds since written option contracts are exchange traded.

The premium amount and the number of written option contracts during the year ended October 31, 2010 were as follows:

Dynamic Balance Fund

	Number of Contracts	Premium Amount

Options outstanding at October 31, 2009	122	$15,494
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	(122)	(15,494)

Options outstanding at October 31, 2010	—	$—

J. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. Certain Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. During the year ended October 31, 2010, the Dynamic Dividend Fund entered into 96 equity swap contracts with a notional value of $1,613,757,748.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statement of Operations.

K. Equity-Linked Structured Notes:

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

L. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. As of October 31, 2010, the Dynamic Dividend Fund had the following forward currency contracts outstanding:

Contracts		Settlement Date	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Appreciation (Depreciation) (USD)

To Buy:
3,919,606	Euro	12/10/2010	$5,406,901	$5,452,470	$45,569
3,406,326	Pound Sterling	12/10/2010	5,352,360	5,456,338	103,978
32,985,820	Norwegian Krone	12/10/2010	5,292,423	5,619,813	327,390
78,207,705	Swedish Krona	12/10/2010	10,706,638	11,692,697	986,059
To Sell:
3,919,606	Euro	12/10/2010	$4,700,000	$5,452,470	$(752,470)
3,406,326	Pound Sterling	12/10/2010	4,900,000	5,456,338	(556,338)
32,985,820	Norwegian Krone	12/10/2010	4,900,000	5,619,813	(719,813)
78,207,705	Swedish Krona	12/10/2010	9,700,000	11,692,697	(1,992,697)

The counterparty for the open forward currency contracts as of October 31, 2010 is Goldman Sachs & Co.

M. Derivatives

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2010:

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

Dynamic Dividend Fund

Derivatives	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Forward currency contracts	—	$(2,558,322)
Swap contracts	$(8,919,330)	—

Dynamic Balance Fund

Derivatives	Net Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Written option contracts	$15,494	$(11,224)

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized.

Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	73,885,141	$350,130,657	40,478,198	$196,120,574
Shares issued in reinvestment of dividends	18,316,994	83,999,218	18,373,014	87,140,087
Redemption fees	—	293,799	—	178,370
Shares redeemed	(71,563,682)	(315,633,085)	(43,839,028)	(208,323,675)

Total net change	20,638,453	$118,790,589	15,012,184	$75,115,356

Accelerating Dividend Fund

	Year Ended October 31, 2010		Period Ended October 31, 2009(1)

	Shares	Amount	Shares	Amount

Shares sold	81,950	$1,003,273	105,816	$1,060,985
Shares issued in reinvestment of dividends	4,620	55,671	—	—
Redemption fees	—	55	—	—
Shares redeemed	(5,431)	(65,229)	—	—

Total net change	81,139	$993,770	105,816	$1,060,985

(1) Fund commenced operations on November 5, 2008.

Dynamic Financial Services Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	259,313	$2,122,906	343,876	$1,966,966
Shares issued in reinvestment of dividends	—	—	94,660	473,302
Redemption fees	—	2,651	—	1,015
Shares redeemed	(406,494)	(3,112,605)	(357,977)	(1,938,943)

Total net change	(147,181)	$(987,048)	80,559	$502,340

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

Dynamic Innovators Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	102,344	$960,851	264,825	$1,676,100
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	699	—	1,168
Shares redeemed	(300,251)	(2,707,254)	(1,152,188)	(7,302,845)

Total net change	(197,907)	$(1,745,704)	(887,363)	$(5,625,577)

Dynamic Transformations Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	100,800	$946,400	11,850	$82,368
Shares issued in reinvestment of dividends	—	—	3,343	17,115
Redemption fees	—	384	—	1
Shares redeemed	(44,727)	(408,227)	(15,191)	(78,085)

Total net change	56,073	$538,557	2	$21,399

Dynamic Balance Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	332,579	$3,327,815	38,357	$314,766
Shares issued in reinvestment of dividends	70,809	685,147	113,108	918,908
Redemption fees	—	4,502	—	106
Shares redeemed	(425,325)	(4,097,021)	(450,286)	(3,602,450)

Total net change	(21,937)	$(79,557)	(298,821)	$(2,368,670)

Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Adviser Class
Shares sold	21,325,548	$215,560,340	21,875,510	$220,902,141
Shares issued in reinvestment of dividends	182,690	1,846,277	136,158	1,373,479
Redemption fees	—	6,113	—	1,683
Shares redeemed	(13,502,674)	(136,506,912)	(2,212,979)	(22,346,415)

Total net change	8,005,564	$80,905,818	19,798,689	$199,930,888

Investor Class
Shares sold	78,908,768	$793,320,350	156,952,569	$1,575,628,786
Shares issued in reinvestment of dividends	1,152,251	11,580,127	1,557,326	15,616,912
Redemption fees	—	51,236	—	65,479
Shares redeemed	(111,519,276)	(1,121,205,859)	(36,137,658)	(362,901,990)

Total net change	(31,458,257)	$(316,254,146)	122,372,237	$1,228,409,187

Municipal Money Market Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	1,256,738,098	$1,256,738,098	1,310,070,747	$1,310,070,747
Shares issued in reinvestment of dividends	765,755	765,755	5,367,192	5,367,192
Shares redeemed	(1,577,167,392)	(1,577,167,490)	(1,190,003,238)	(1,190,003,238)

Total net change	(319,663,539)	$(319,663,637)	125,434,701	$125,434,701

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2010 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Dividend Fund	$3,222,132,122	$3,171,512,654	$—	$—
Accelerating Dividend Fund	5,268,575	4,362,971	—	—
Dynamic Financial Services Fund	11,750,350	12,385,451	—	—
Dynamic Innovators Fund	2,660,930	6,275,643	—	—
Dynamic Transformations Fund	2,906,556	2,354,570	—	—
Dynamic Balance Fund	8,857,048	11,772,709	—	3,433,966
Ultra Short Tax Optimized Income Fund	268,970,001	50,065,000	—	—

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. The Ultra Short Tax Optimized Income Fund has adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Ultra Short Tax Optimized Income Fund incurred $598,249 pursuant to the Plan for the year ended October 31, 2010.

The Plan for the Ultra Short Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund. The Adviser is entitled to an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets and an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Investor Class to the extent necessary to ensure that each Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, and 0.60% of the Fund’s average daily net assets, respectively. The expense cap for the Ultra Short Tax Optimized Income Fund – Adviser Class is 0.85%. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2010, the Adviser waived investment advisory fees and other expenses totaling $28,493, $34,708, $29,521, $37,330 and $3,894,496, for the Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Ultra Short Tax Optimized Income Fund, respectively. The expense limitations will remain in effect for each Fund unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination with respect to each Fund. Waived expenses subject to potential recovery by year of expiration are as follows:

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

Year of Expiration	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Ultra Short Tax Optimized Income Fund

10/31/2011	—	22,153	—	53,829	322,815
10/31/2012	40,707	38,481	31,680	41,270	1,528,133
10/31/2013	28,493	34,708	29,521	37,330	3,894,496

For the year ended October 31, 2010, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.37% to 0.49% of the Fund’s average daily net assets during the year ended October 31, 2010. For the year ended October 31, 2010 the Adviser waived investment advisory fees and other expenses totalling $286,294 for the Municipal Market Fund.

7.	Federal Income Tax Information

At October 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Cost of investments	$502,291,636	$2,119,366	$13,024,272	$11,153,711

Gross unrealized appreciation	146,852,362	311,388	604,974	2,223,364
Gross unrealized depreciation	(43,120,780)	(45,465)	(5,099,131)	(1,504,213)

Net unrealized appreciation (depreciation)	103,731,582	265,923	(4,494,157)	719,151

Undistributed ordinary income	19,454,026	30,855	—	—
Undistributed long-term capital gain	—	41,908	—	—

Total distributable earnings	19,454,026	72,763	—	—

Other accumulated gains	(1,135,267,448)	(2)	(259,015)	(13,634,298)

Total accumulated gains (losses)	$(1,012,081,840)	$338,684	$(4,753,172)	$(12,915,147)

	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Cost of investments	$4,324,097	$63,291,902	$1,420,066,624	$470,720,872

Gross unrealized appreciation	1,309,975	9,634,257	3,879,275	—
Gross unrealized depreciation	(319,652)	(11,442,753)	(2,163,138)	—

Net unrealized appreciation (depreciation)	990,323	(1,808,496)	1,716,137	—

Undistributed ordinary income	—	3,710	—	11
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	—	3,710	—	11

Other accumulated losses	(802,741)	(1,869,659)	(49,464)	—

Total accumulated gains (losses)	$187,582	$(3,674,445)	$1,666,673	$11

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	2010	2009

Dynamic Dividend Fund
Ordinary income	$121,681,531	$126,650,712
Long-term capital gain	—	—

	$121,681,531	$126,650,712

Accelerating Dividend Fund
Ordinary income	$87,503	$—
Long-term capital gain	—	—

	$87,503	$—

Dynamic Financial Services Fund
Ordinary income	$—	$519,389
Long-term capital gain	—	—
Return of capital	—	4,121

	$—	$523,510

Dynamic Innovators Fund
Ordinary income	$—	$—
Long-term capital gain	—	—

	$—	$—

Dynamic Transformations Fund
Ordinary income	$—	$14,717
Long-term capital gain	—	—
Return of capital	—	2,411

	$—	$17,128

Dynamic Balance Fund
Ordinary income	$711,332	$845,241
Long-term capital gain	—	—
Return of capital	—	114,962

	$711,332	$960,203

Ultra Short Tax Optimized Income Fund
Ordinary income	$20,593	$91,364
Exempt interest dividends	19,469,207	23,252,288
Return of capital	317	—

	$19,490,117	$23,343,652

Municipal Money Market Fund
Ordinary income	$—	$134,761
Exempt interest dividends	1,105,683	6,695,604
Return of capital	—	2,781

	$1,105,683	$6,833,146

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

During the year ended October 31, 2010, the Ultra Short Tax Optimized Income Fund utilized $2,776 of capital loss carryovers. Capital loss carryovers as of October 31, 2010 are as follows:

Expiration Date	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

10/31/2013	$4,335,047	$—	$—	$—
10/31/2014	$15,084,034	$—	$—	$—
10/31/2015	$37,200,325	$—	$—	$—
10/31/2016	$536,971,822	$—	$—	$6,415,976
10/31/2017	$388,131,987	$—	$115,243	$5,637,266
10/31/2018	$154,321,655	$—	$143,772	$1,581,056

Expiration Date	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

10/31/2014	$—	$—	$47,352	$—
10/31/2015	$—	$—	$2,112	$—
10/31/2016	$140,244	$276,574	$—	$—
10/31/2017	$653,420	$—	$—	$—
10/31/2018	$9,077	$1,593,085	$—	$—

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdiction. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2010, open Federal and New York tax years include the tax years ended October 31, 2007 through 2010. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year-end October 31, 2010. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

8.	Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Distributions: The Dynamic Dividend Fund and Accelerating Dividend Fund paid a distribution from net investment income of $5,806,286 and $6,983 or $0.0420 and $0.0373 per share, respectively, on November 29, 2010 to shareholders of record on November 26, 2010. The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class paid a distribution from net investment income of $365,654 and $1,612,086 or $0.0124 and $0.0144 per shares, respectively, on November 30, 2010 to shareholders of record on November 29, 2010.

The Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund and Dynamic Balance Fund declared distributions from net investment income of $10,521,203 (which includes the regular monthly distribution of $0.0420 per share), $30,378 (which includes the regular monthly distribution of $0.03753 per share), $22,731 and $195,139, respectively, payable on December 30, 2010 to shareholders of record on December 29, 2010. The Accelerating Dividend Fund declared distributions from long-term capital gains of $41,908 payable on December 30, 2010 to shareholders of record on December 29, 2010. The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class declared distributions of any distributable income payable on December 31, 2010 to shareholders of record on December 30, 2010.

Line of Credit: On December 1, 2010, each Fund entered into a lending agreement with BNP Paribas through its New York branch. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. These loans will be provided on an uncommitted and secured basis.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Accelerating Dividend Fund; and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund (collectively the “Funds”) as of October 31, 2010, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 30, 2010

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2010

As a shareholder of the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Adviser and Investor Class, you will incur two types of costs: (1) transaction costs, such as initial sales charges (loads) and/or redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Municipal Money Market Fund, you will incur ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/2010-10/31/2010.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load (except the Ultra Short Tax Optimized Income Fund – Adviser Class, which charges a sales load of 0.50% on purchases) or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. Shareholders in the Ultra Short Tax Optimized Income Fund – Adviser and Investor Class will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than one month after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2010

Dynamic Dividend Fund

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010 (3)*

Actual (1)	$ 1,000.00	$ 1,002.90	$ 6.01
Hypothetical (2)	$ 1,000.00	$ 1,019.21	$ 6.06

(1)	Ending account values and expenses paid during period based on a 0.29% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.02%, the actual and hypothetical expenses paid during the period were $5.91 and $5.96, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Accelerating Dividend Fund

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$ 1,000.00	$ 1,031.60	$ 6.91
Hypothetical (2)	$ 1,000.00	$ 1,018.40	$ 6.87

(1)	Ending account values and expenses paid during period based on a 3.16% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Financial Services Fund

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010 (3)*

Actual (1)	$ 1,000.00	$ 843.20	$ 6.78
Hypothetical (2)	$ 1,000.00	$ 1,017.85	$ 7.43

(1)	Ending account values and expenses paid during period based on a –15.68% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.11%, the actual and hypothetical expenses paid during the period were $6.27 and $6.87, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2010

Dynamic Innovators Fund

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010 (3)*

Actual (1)	$ 1,000.00	$ 996.10	$ 6.94
Hypothetical (2)	$ 1,000.00	$ 1,018.25	$ 7.02

(1)	Ending account values and expenses paid during period based on a –0.39% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.03%, the actual and hypothetical expenses paid during the period were $6.79 and $6.87, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Transformations Fund

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$ 1,000.00	$ 1,012.80	$ 6.85
Hypothetical (2)	$ 1,000.00	$ 1,018.40	$ 6.87

(1)	Ending account values and expenses paid during period based on a 1.28% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dynamic Balance Fund

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$ 1,000.00	$ 992.10	$ 6.18
Hypothetical (2)	$ 1,000.00	$ 1,019.00	$ 6.26

(1)	Ending account values and expenses paid during period based on a –0.79% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund
Adviser Class Shares

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$ 1,000.00	$ 1,004.80	$ 4.09
Hypothetical (2)	$ 1,000.00	$ 1,021.12	$ 4.13

(1)	Ending account values and expenses paid during period based on a 0.48% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2010

Ultra Short Tax Optimized Income Fund
Investor Class Shares

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$ 1,000.00	$ 1,007.10	$ 2.78
Hypothetical (2)	$ 1,000.00	$ 1,022.43	$ 2.80

(1)	Ending account values and expenses paid during period based on a 0.71% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Municipal Money Market Fund

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$ 1,000.00	$ 1,001.20	$ 2.32
Hypothetical (2)	$ 1,000.00	$ 1,022.89	$ 2.35

(1)	Ending account values and expenses paid during period based on a 0.12% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2010

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (82)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (56)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Jeffrey E. Wacksman (50)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	16

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (65)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	16	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2010

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (85)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John Megyesi (50)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Ronald Palmer (42)	Chief Financial Officer	Indefinite, since January 2010

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

				N/A	None

Meimei Li (46)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (30)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2010

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2010 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Dividend Fund	48%
Accelerating Dividend Fund	75%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	100%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2010as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	23%
Accelerating Dividend Fund	59%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	97%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Dynamic Dividend Fund	0%
Accelerating Dividend Fund	6%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	0%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2010.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2010

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES
Samuel A. Lieber Laurence B. Ashkin James A. Jacobson H. Guy Leibler Jeffrey E. Wacksman

CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP 555 East Wells Street Milwaukee, WI 53202

FUND COUNSEL
Wilkie Farr & Gallagher 787 7th Avenue, 40th FL New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC 2500 Westchester Ave., Suite 215 Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services Two Heritage Drive North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578 www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were for fair valuation services analysis. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009

Audit Fees	$77,781	$108,000
Audit-Related Fees	$0	$0
Tax Fees	$19,367	$20,245
All Other Fees	$0	$1,935

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

2

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009

Registrant	$0	$1,935
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

3

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Series Trust

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	January 7, 2011

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	January 7, 2011

By (Signature and Title)	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr., Chief Financial Officer

Date	January 7, 2011

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